SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

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                                                            Domini Social Investment Trust

(Name of Registrant as Specified In Its Charter)

                                                                          Roger P. Joseph

(Name of Person(s) Filing Proxy Statement)

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Domini Social Investment Trust
<Domini Social Equity Fund SM
Domini Social Bond Fund SM>
536 Broadway, 7th Floor
New York, New York 10012

April ~~2~~ <6>, 2001

Dear Fellow Shareholder:

I am writing today to request your vote for a number of important proposals concerning the management of the Domini Social Equity Fund and the Domini Social Bond Fund.

Enclosed is a proxy statement describing these proposals, which will be considered at a Special Meeting of Shareholders of the Funds. The Special Meeting will be held on May ~~7~~ <14>, 2001, at 11:00 a.m., Eastern Time, at the offices of Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts. You are receiving this proxy statement because you were a shareholder of either the Domini Social Equity Fund or the Domini Social Bond Fund on March 15, 2001, and are entitled to vote.

I certainly understand your temptation to set this proxy aside for another day, or to simply ignore it altogether. I strongly encourage you to resist this temptation, and cast your vote today. If you vote promptly you will save the Funds the additional costs required for follow up mailings and telephone calls. Your vote is important, and voting only takes a few minutes.

You are not required to attend the <Special> Meeting in order to cast your vote. Please take a few moments to read the enclosed materials and then cast your vote by simply filling out the enclosed card, or by calling  ~~[___________],~~ <1-800-690-6903,> or visiting ~~www.[_____________]~~ <www.proxyvote.com> on the Internet. As a shareholder, you cast one vote for each share that you own. <Please note that you may receive more than one proxy card. It is very important that you fill out every proxy card that you receive. Each proxy card represents voting power.> If the Funds do not receive your proxy card, our proxy solicitor, DF King, may contact you to help you cast your vote.

Shareholders of the Domini Social Equity Fund and shareholders of the Domini Social Bond Fund are being asked to vote on various matters which are summarized in a chart on page two of the proxy statement. Unless you are a shareholder of both Funds, you are not being asked to vote for every proposal. Please refer to the chart on page ~~two~~ <8> to determine which proposals apply to you.

We apologize for the bulk of these materials, but have decided to propose all of the items in this proxy statement now in order to save the Funds the costs of preparing separate proxy statements, and to spare you the time it would take to review and respond to several different proxy solicitations.

None of the proposals described in the enclosed materials will change the investment strategies or <the investment> objectives of either the Domini Social Equity Fund or the Domini Social Bond Fund. The Funds' Board of Trustees has carefully reviewed these proposals and has determined that they are fair and reasonable and in shareholders' best interests. The Funds' Board of Trustees is composed of seven individuals, six of whom are unaffiliated with Domini Social Investments LLC<, the manager and administrator of the Funds>. Their job is to protect your interests as shareholders. The Board recommends that you vote "For" each of these proposals.

We have made an effort to write as much of this material in plain English as possible. Although we encourage you to read through this proxy statement carefully, we have also prepared a brief overview section in order to help make your decision easier. We hope that you find it helpful.

Your vote is important. Please take a moment now to vote by completing your proxy card, or by calling ~~[____________]~~ <1-800-690-6903> or visiting ~~www.[____________]~~ <www.proxyvote.com>. If you choose to vote by mail, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please ~~contact [_________________________] at [_____________________________]~~ <call 1-800-207-3156>. For additional information on the voting process, see Part 2 of the proxy statement.

Thank you in advance for your participation in this important process.

Sincerely yours,

Amy L. Domini
Chair and President
Domini Social Investment Trust

TABLE OF CONTENTS
Overview of Proxy Statement		Page
Overview of Proxy Statement		1
Notice of Special Meeting		5
Proxy Statement		7
Part 1.	Overview	7
Part 2.	Information Regarding Voting and the Special Meeting	12
Part 3.	The Proposals	14
Proposal ~~2~~ <1>.	To elect a Board of Trustees	14
Proposal ~~1~~ <2>.	To approve a Submanagement Agreement	<20>
Proposal 3.	A. To> approve a new Declaration of Trust for the Funds	29
	B. To approve a new Declaration of Trust for the Portfolio (Equity Fund)	29>
Proposal 4.	To approve an amended Distribution Plan	<38>
Proposal 5.	To approve changes to and the elimination of certain fundamental investment> policies (Equity Fund)	<41>
Proposal 6.	To approve the elimination of certain fundamental> investment policies> (Bond Fund)	<48>
Proposal 7.	To approve the selection of accountants	<49>
Proposal 8.	Other business	<51>
Part 4.	Information Regarding the Funds	<51>
Exhibits
Exhibit A -	Submanagement Agreement with SSgA Funds Management, Inc. ("SSgA")	A-1
Exhibit B -	SSgA Index Funds	B-1
Exhibit C-<1>	Declaration of Trust of the Funds	C-1-1
Exhibit C-2	Declaration of Trust of the Portfolio	C-2-1>
Exhibit D -	Distribution Plan	D-1
Exhibit E -	Fundamental Policies (Equity Fund and Portfolio)	E-1
Exhibit F -	Fundamental Policies to be Eliminated (Bond Fund)	F-1

OVERVIEW OF PROXY STATEMENT

       A Special Meeting of Shareholders of the Domini Social Equity Fund (the "Equity Fund") and the Domini Social Bond Fund (the "Bond Fund") will be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on May ~~7~~ <14>, 2001 at 11:00 a.m., Eastern Time, for the purposes described in this proxy statement.

       We encourage you to read this proxy statement carefully before casting your vote. We have prepared the following questions and answers in order to help make your decision easier. If you have any further questions, please feel free to call us at 1-800-~~582-6757~~ <207-3156>.

Q.	What is the role of the Board of Trustees?
A.

The Board of Trustees has the important responsibility of protecting your interests as shareholders. They oversee the operations of the Funds, and make sure that all decisions are fair and in your best interests. The Funds' Board of Trustees is made up of 7 individuals, six of whom are "independent" meaning that they have no formal affiliation with Domini Social Investments LLC ("DSIL") (the manager of the Funds) or the Funds except in the role they play as Trustees. In addition, the Trustees are represented by independent legal counsel to further ensure that shareholder interests remain paramount. Proposal ~~2~~ <1> concerns the election of the Board of Trustees. Further information about the Trustees (including biographical information) is available at page ~~23~~ <14>.

Q.	How does the Board of Trustees recommend that I vote?
A.

The Board of Trustees has carefully reviewed all of the proposals and unanimously recommends that you vote FOR each proposal on the enclosed proxy card. Following each proposal is a brief discussion of the factors the Trustees considered before granting their approval.

Q.

I am not a shareholder of both Funds. How do I know which proposals to vote on? (Note: If you are a shareholder of both Funds~~,~~ <you will receive two proxy cards, so> please be sure to vote on every proposal.)

A.	Please refer to the chart on page 8 of this proxy statement to determine which proposals apply to you.
Q.	If any of these proposals are approved, will there be any change in the investment strategies used by the Equity Fund or the Bond Fund?
A.

No. There is no current intention to change any of the investment strategies or the investment objectives of the Equity Fund or the Bond Fund, including the Funds' commitment to principles of socially responsible investing. We are asking you to approve the proposals described in this proxy statement because we believe, and the Board of Trustees ~~believe~~ <believes>, that they are in your best interests.

Q.	Why are shareholders of the Equity Fund being asked to approve the submanagement agreement with SSgA Funds Management, Inc. <under proposal 2>?
A.

On January 1, 2001 DSIL replaced Mellon Equity <Associates> with State Street Global Advisors, a division of State Street Bank and Trust Company~~("SSB")~~, as the submanager of the Domini Social Index Portfolio. It is expected that SSgA Funds Management, Inc. ~~("SSgA")~~ will replace ~~SSB~~ <State Street Global Advisors> as the submanager of the Portfolio on May 1, 2001 <due to a corporate restructuring>. Shareholders of the Equity Fund are being asked to approve the submanagement agreement with SSgA because the Equity Fund invests in the Domini Social Index Portfolio.

SsgA~~, like SSB,~~ is a subsidiary of State Street Corporation. ~~SSgA and State Street Corporation's other investment adviser affiliates are part of the investment management business of State Street Corporation known as State Street Global Advisors.~~ State Street Global Advisors is one of the largest investment managers in the world, currently managing more than $724.5 billion in assets.

The Board of Trustees carefully reviewed ~~the~~ <SSgA's> capabilities and track record ~~of State Street Global Advisors~~ and unanimously approved their selection. We believe that SSgA will be able to provide the Portfolio with superior service~~, at lower cost~~.

<** 2> Q.	If proposal ~~1~~ <2> is approved, will this affect the expenses that Equity Fund shareholders must pay?
<** 3> A.

Yes. Although approval of the Submanagement Agreement will have no effect upon the amount of advisory fees paid by the Portfolio to DSIL, DSIL has agreed to waive fees and expenses so as to lower the Fund's expense ratio from 0.95% to 0.92%. This contractual fee waiver is in effect until January 1, 2002, although DSIL has no current intention to discontinue the waiver at that time.

Q.	What role will SSgA play in managing the Domini Social Index Portfolio?
A.

As submanager for the Domini Social Index Portfolio, SSgA's primary responsibility will be to ensure that the composition of the Domini Social Index Portfolio matches the Domini 400 Social IndexSM as closely as possible. SSgA will not be responsible for determining the composition of the Domini 400 Social ~~IndexSM~~ <Index>. In addition, SSgA will provide DSIL with various reports DSIL requires to supervise the management of the ~~portfolio~~ <Portfolio>.

~~* 2 Q. If proposal 1 is approved, will this affect the expenses that Equity Fund shareholders must pay?~~

~~* 3 A. Yes. Although approval of the Submanagement Agreement will have no effect upon the amount of advisory fees paid by the Portfolio to DSIL, DSIL has agreed to waive fees and expenses so as to lower the Fund's expense ratio from 0.95% to 0.92%. This contractual fee waiver is in effect until January 1, 2002, although DSIL has no current intention to discontinue the waiver at that time.~~

Q.	Why are the shareholders of the Funds being asked to approve a new Declaration of Trust under proposal 3?
A.

The new Declaration of Trust will give the Trustees more flexibility and broader authority to act than the Declaration of Trust currently in effect for the Funds. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the new Declaration of Trust will not remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your <best> interest.

Q.	Why are shareholders being asked to approve proposal 4, which would amend the Funds' current Distribution Plan? Will this result in higher expenses to shareholders?
<A.

The purpose of proposal 4 is to amend the Funds' distribution plan to provide more flexibility and efficiency in the distribution of each Fund's shares.>

The current Distribution Plan provides that the Equity Fund reimburse its distributor for actual distribution expenses incurred. The proposed Distribution Plan would provide for a flat fee to be paid by the Equity Fund to its distributor on a monthly basis. The Bond Fund is already paying this type of flat fee to its distributor. Both the current Distribution Plan and the proposed Distribution Plan permit the Equity Fund to pay a maximum of 0.25% of the Fund's average annual net assets.

In addition, ~~the proposed Distribution Plan will recognize~~ with respect to both the Equity Fund and the Bond Fund<, the proposed Distribution Plan recognizes> that payments may be made by service providers for distribution-related expenses ~~and~~<. The proposed Distribution Plan> specifically ~~provides that,~~ <authorizes these expenses> to the extent that ~~such payments might~~ <they may> be deemed to be an indirect financing of the sale of shares~~, they are specifically authorized by the Plan~~.

The Board of Trustees has carefully reviewed proposal 4, and does not believe that the new Distribution Plan will result in higher expenses to shareholders than the current Distribution Plan. The Board of Trustees receives regular reports from the Funds' distributor regarding payments made under the Distribution Plan and each year carefully reviews the benefits that shareholders receive from those payments.

Q.	Why are shareholders being asked to approve proposals 5 and 6, which would amend or eliminate certain fundamental investment policies of the Funds? What is a "fundamental investment policy"?
A.

A "fundamental investment policy" is a policy that cannot be changed without a shareholder vote. There are a number of policies that the Funds follow that are currently "fundamental." We are asking that you approve the modification or elimination of certain of these policies.

After the Funds were established, certain legal and regulatory requirements applicable to mutual funds changed. The purpose of the proposed changes to these fundamental investment policies is to modernize and standardize the policies followed by the Funds, and to provide each Fund with the maximum flexibility permitted by law to pursue its investment objective. These changes will allow DSIL and the Board of Trustees to react to changes in the industry and in the marketplace without delay and without the expense of holding a shareholder meeting. Please note, however, that there is no current intention to change how the Funds are managed.

<Q.	Why are shareholders being asked to ratify the selection of KPMG LLP as the independent public accountants of the Funds?
A.

The Board of Trustees has selected KPMG LLP as the Funds' independent public accountants. KPMG certifies the financial statements of the Funds which are, among other things, included in the Funds' annual report. You are being asked to ratify the selection of KPMG as the Funds' independent public accountants because they act on your behalf.>

Q.	How do I vote?
A.

You can vote by mail, by telephone or via the internet. Please see the ~~enclosed~~ instructions <set forth on the top portion of the enclosed proxy card(s). You may also vote in person, by attending the Special Meeting of Shareholders. The meeting will be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on May 14, 2001 at 11:00 a.m. Eastern Time. You do not need to attend in person in order to cast your vote>.

DOMINI SOCIAL EQUITY FUND
DOMINI SOCIAL BOND FUND

536 Broadway, 7th Floor
New York, New York 10012
Telephone: (800) 582-6757
www.domini.com

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

To be held Monday, May ~~7~~ <14>, 2001

       A Special Meeting of Shareholders of the Domini Social Equity Fund (the "Equity Fund") and the Domini Social Bond Fund (the "Bond Fund") will be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston Massachusetts, on Monday, May ~~7~~ <14>, 2001 at 11:00 a.m., Eastern Time, for the purposes listed below.

       Certain of the proposals listed below will be voted on by the shareholders of the Equity Fund only or by the shareholders of the Bond Fund only. Certain other proposals listed below will be voted on by the shareholders of both the Equity Fund and Bond Fund. For further information please refer to page 8 of the Proxy Statement.

Please review the proposals listed below carefully and be sure to vote on each proposal on which you are asked to vote.

<Proposal 1.	To be voted on by shareholders of both Funds:
To elect seven Trustees of the Funds and the Domini Social Index Portfolio (the "Portfolio").>
Proposal ~~1~~ <2>.	To be voted on by shareholders of the Equity Fund only:

To approve a Submanagement Agreement for the ~~Domini Social Index~~ Portfolio ~~(the "Portfolio")~~ between SSgA Funds Management, Inc. and Domini Social Investments LLC. Substantially all of the Equity Fund's assets are invested in the Portfolio.

Proposal ~~2~~ <3.	A>. To be voted on by shareholders of both Funds:
To ~~elect seven~~ <authorize the> Trustees ~~of~~ <to adopt a new Declaration of Trust for> the Funds ~~and the Portfolio.~~<.>
~~Proposal 3~~
<B>. To be voted on by <the> shareholders of ~~both Funds~~ <the Equity Fund only:>
To authorize the Trustees to ~~adopt~~ <approve> a ~~new~~ <New> Declaration of Trust for the ~~Funds and for the~~ Portfolio.
Proposal 4.	To be voted on by shareholders of both Funds:
To approve an amended Distribution Plan.
Proposal 5.	To be voted on by shareholders of the Equity Fund only:
To approve changes to and the elimination of certain fundamental investment policies of the Equity Fund and the Portfolio.
Proposal 6.	To be voted on by shareholders of the Bond Fund only:
To approve the elimination of certain fundamental policies of the Bond Fund.
Proposal 7.	To be voted on by shareholders of both Funds:
To approve the selection of KPMG LLP as the independent certified public accountants for each of the Funds and the Portfolio.
Proposal 8.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

The Board of Trustees of the Funds recommends that you vote in favor of each of Proposals 1 through 7.

       Only shareholders of record on March 15, 2001 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

Carole M. Laible, Secretary

April ~~2~~ <6>, 2001

       YOUR VOTE IS IMPORTANT. If you promptly vote, sign and return the enclosed proxy you will help avoid the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is provided for your convenience.

DOMINI SOCIAL EQUITY FUND
DOMINI SOCIAL BOND FUND

536 Broadway, 7th Floor
New York, New York 10012
Telephone: (800) 582-6757
www.domini.com

PROXY STATEMENT

       This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of the Domini Social Equity Fund (the "Equity Fund") and the Domini Social Bond Fund (the "Bond Fund") for use at a Special Meeting of Shareholders of these Funds, or any adjournment thereof, to be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts 02110, on Monday, May ~~7~~ <14>, 2001 at 11:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

       This Proxy Statement is divided into the following four parts:
Part 1. Overview.	Pages <1>-12
Part 2. Information Regarding Voting and the Special Meeting.	Pages 12-14
Part 3. The Proposals.	Pages 14-<51>
Part 4. Information Regarding the Funds.	Pages <51-54>

       This Proxy Statement was first mailed to shareholders on or about April ~~2~~ <6>, 2001.

PART 1.       OVERVIEW.

       The Board of Trustees of the Equity Fund and the Bond Fund have called a Special Meeting of Shareholders for the purposes described in the accompanying Notice of Special Meeting and as summarized below. The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your vote in favor of the proposals.

       The following table lists the proposals, the affected Funds and the pages of the Proxy Statement where the proposals are discussed in detail:
	PROPOSAL	FUND WHOSE SHAREHOLDERS ARE ENTITLED TO VOTE	PAGE
~~1.~~ <1>.	~~To approve a Submanagement Agreement with SSgA Funds Management, Inc.~~ To elect a Board of Trustees.	Domini Social Equity Fund Domini Social Bond Fund	Page ~~22~~ <14>
<2>. ~~3.~~ <

To approve a Submanagement Agreement with SSgA Funds Management, Inc.

~~To authorize the Trustees to adopt a new Declaration of Trust for the Domini Social Investment Trust and the Domini Social Index Portfolio.~~

		Domini Social Equity Fund	Page ~~14~~ <20>
<3.	A.To authorize the Trustees to adopt a new Declaration of Trust for the Funds. B.To authorize the Trustees to approve a new Declaration of Trust for the Domini Social Index Portfolio.>	Domini Social Equity Fund Domini Social Bond Fund <Domini Social Equity Fund	Page 29> Page ~~28~~<_29>
4.	To approve an amended Distribution Plan.	Domini Social Equity Fund Domini Social Bond Fund	Page ~~35~~ <38>
5.	To approve changes to and the elimination of certain fundamental investment policies of the Domini Social Equity Fund and the Domini Social Index Portfolio.	Domini Social Equity Fund	Page ~~38~~ <41>
6.	To approve the elimination of certain fundamental investment policies of the Domini Social Bond Fund.	Domini Social Bond Fund	Page ~~42~~ <48>
7.	To approve the selection of KPMG LLP as independent certified public accountants.	Domini Social Equity Fund Domini Social Bond Fund	Page ~~43~~ <49>

       The Funds are open-end management investment companies, or mutual funds. The Equity Fund is an index fund whose investment objective is to provide its shareholders with long-term total return that corresponds to the total return performance of the Domini 400 Social IndexSM, an index comprised of stocks selected according to social criteria. The Bond Fund seeks a high level of current income and total return by investing in bonds and other debt instruments that pass multiple, broad-based social screens.

       Domini 400 Social IndexSM is a service mark of Kinder, Lydenberg, Domini & Co., Inc. ("KLD") and is used under license. KLD is the owner of the Domini 400 Social IndexSM but is not the manager of the Equity Fund or the Domini Social Index Portfolio.

Master/Feeder Fund Structure

       The Equity Fund is a "feeder fund" in a "master/feeder" fund structure. That means that the Equity Fund does not invest directly in portfolio securities. Instead, it seeks to achieve its investment objective by investing in the Domini Social Index Portfolio (the "Portfolio") - a "master fund". The Equity Fund and the Portfolio have identical investment objectives and policies.

       The Portfolio has asked its investors, including the Equity Fund, to vote on certain matters at a meeting of the Portfolio's investors. Under applicable law, the Equity Fund, when asked to vote on matters as an investor in the Portfolio, must either seek instructions from Equity Fund shareholders and vote in accordance with those instructions, or vote its interest in the Portfolio in the same proportion as the vote of all other investors in the Portfolio. Equity Fund shareholders are being asked to vote on certain proposals described in this Proxy Statement because the Equity Fund's Board of Trustees has decided to seek instructions from Equity Fund shareholders as to how to vote on these matters. This in effect allows the Equity Fund shareholders to have the same voting rights as if they were direct investors in the Portfolio.

       Because there are investors in the Portfolio besides the Equity Fund, it is possible that a Proposal concerning the Portfolio will not be approved by the requisite vote, even if the Proposal is approved by a majority of the outstanding voting securities of the Equity Fund. It is also possible that a Proposal concerning the Portfolio will be approved by the requisite vote, even if the Proposal is not approved by a majority of the outstanding voting securities of the Equity Fund.

Summary of Proposals

       Each of the following proposals is discussed in more detail in Part 3 of this Proxy Statement.

       <** 7> Proposal ~~2~~ <1>.       Election of Trustees.

       <** 8> The Funds are proposing that you elect Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff and Frederick C. Williamson, Sr. as Trustees of the Funds. The Equity Fund, as an investor in the Portfolio, is asking its shareholders to vote in favor of the election of the same individuals to serve as Trustees of the Portfolio. Each of the nominees is currently a Trustee of the Funds and the Portfolio. <This Proposal is discussed in more detail beginning on page 14.>

       Proposal ~~1~~ <2>.       Approval of a Submanagement Agreement.

       As described above, the Equity Fund does not manage its own portfolio of securities, but rather invests in the Portfolio. The Portfolio currently employs Domini Social Investments LLC ("DSIL") as its investment manager. Prior to January 1, 2001, DSIL employed Mellon Equity Associates, LLP ("Mellon Equity") as an investment submanager to manage the investments of the Portfolio on a day-to-day basis.

       At the regular meeting of the Board of Trustees held on June 26, 2000, the Board voted to terminate the submanagement agreement between DSIL and Mellon Equity as of December 31, 2000 and authorized DSIL to enter into a submanagement agreement with State Street Global Advisors, a division of State Street Bank and Trust Company. The Submanagement Agreement with State Street Bank and Trust Company, acting through its division State Street Global Advisors, went into effect on January 1, 2001. Due to a change in federal banking laws, however, State Street Bank and Trust Company is now required to provide advisory and subadvisory services to registered investment companies like the Portfolio through an investment adviser that is registered under the Investment Advisers Act of 1940. Consequently, State Street Bank and Trust Company and its parent company, State Street Corporation, have created SSgA Funds Management, Inc. to act as the submanager of the Portfolio. At an in-person meeting of the Board of Trustees to be held on April 23, 2001, the Board is expected to authorize DSIL to enter into a submanagement agreement with SSgA Funds Management, Inc. In accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the submanagement agreement with SSgA Funds Management, Inc. must be approved by the investors in the Portfolio. The Equity Fund, as an investor in the Portfolio, is asking that Equity Fund shareholders approve the submanagement agreement with SSgA Funds Management, Inc. <This Proposal is discussed in more detail beginning on page 20.>

~~* 7 Proposal 2. Election of Trustees.~~

~~* 8 The Funds are proposing that you elect Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff and Frederick C. Williamson, Sr. as Trustees of the Funds. The Equity Fund, as an investor in the Portfolio, is asking its shareholders to vote in favor of the election of the same individuals to serve as Trustees of the Portfolio. Each of the nominees is currently a Trustee of the Funds and the Portfolio.~~

       Proposal 3.       Approval of Changes to the Declarations of Trust.

       The Funds are proposing that you approve a restatement of their Declaration of Trust. The Declaration of Trust is the document which establishes the Funds under state law. The restated Declaration of Trust will, among other things:

  provide for dollar-weighted voting;
  provide that the Funds may be reorganized or reincorporated in another jurisdiction without shareholder approval;
  provide that the Declaration of Trust can be amended without shareholder approval in most cases;
  provide the Trustees with the ability to invest all or any portion of a Fund's assets in more than one investment company in what is sometimes referred to as a "fund of funds" structure;
  clarify the Funds' redemption procedures; ~~and~~
  <clarify that the Funds may impose redemption fees and back-end sales charges (although neither Fund has any current intention to impose such fees or charges);
  permit the Funds to suspend redemptions or postpone the payment of redemption proceeds to the extent permitted by the 1940 Act;
  provide that shareholders may not, except in certain circumstances, bring a lawsuit on behalf of a Fund without first asking that the Trustees bring such lawsuit; and>
  clarify that the Trustees can divide shares of a Fund into one or more classes and can establish the rights, privileges and preferences of any such classes.

       <The other proposed changes to the Funds' Declaration of Trust are described under Proposal 3 beginning on page 29.>

       The restated Declaration of Trust will not change how the Funds are managed. Rather, the proposed changes to the Declaration of Trust will give the Trustees more flexibility and, subject to the requirements of law, broader authority to act if they determine that to do so would be in the shareholders' interests.

       In addition, the Portfolio is proposing to make similar changes to its Declaration of Trust as are proposed for the Funds' Declaration of Trust. The Equity Fund, as an investor in the Portfolio, is asking its shareholders to approve those changes. The changes proposed for the Portfolio's Declaration of Trust will not change ~~the way~~ <how> the Portfolio is managed.

       Proposal 4.       Approval of an Amended Distribution Plan for the Funds.

       The Funds are proposing that you approve certain amendments to the Funds' existing Distribution Plan. The amended Distribution Plan would permit the Equity Fund to compensate, rather than merely reimburse, certain parties for providing distribution services to the Equity Fund. The Equity Fund's distribution expenses are not expected to increase beyond their current level as a result of the proposed changes to the Distribution Plan. In addition, the amended Distribution Plan would recognize that payments may be made by service providers for distribution-related expenses and specifically provides that, to the extent that such payments might be deemed to be an indirect financing of the sale of shares, they are specifically authorized by the Plan. <This Proposal is discussed in more detail beginning on page 38.>

       Proposal 5.       Approval of Changes to the Fundamental Investment Policies of the Equity Fund and the Portfolio.

       The Equity Fund is proposing that Equity Fund shareholders approve certain changes to the fundamental investment policies of both the Equity Fund and the Portfolio.

       The proposed changes to the fundamental investment policies of the Equity Fund and the Portfolio will not change how the Equity Fund or the Portfolio is managed. The proposed changes are intended to eliminate certain policies that the Trustees have found to be unnecessary or unduly restrictive and to clarify and conform certain other policies to those of the Bond Fund. <This Proposal is discussed in more detail beginning on page 41.>

       Proposal 6.       Approval of the Elimination of Certain of the Fundamental Investment Policies of the Bond Fund.

       The Bond Fund is proposing that Bond Fund shareholders approve the elimination of two of the Bond Fund's fundamental investment policies that Trustees have found to be unnecessary. The elimination of these fundamental investment policies will not change how the Bond Fund is managed. <This Proposal is discussed in more detail beginning on page 48.>

       Proposal 7.       Approval of Accountants.

       The Funds are asking that you approve KPMG LLP as the independent certified public accountants of the Funds. The Equity Fund, as an investor in the Portfolio, is asking that Equity Fund shareholders approve of KPMG LLP as the independent certified public accountants of the Portfolio. KPMG LLP currently serves as the independent certified public accountants of the Funds and the Portfolio. <This Proposal is discussed in more detail beginning on page 49.>

PART 2.  INFORMATION REGARDING VOTING AND THE SPECIAL MEETING.

Voting Process

       You can vote in any one of the following ways:

  By mail, by filling out and returning the enclosed proxy card;
  By telephone, by dialing toll-free ~~[____________]~~ <1-800-690-6903>;
  By the internet, by visiting ~~[___________]~~ <www.proxyvote.com>; and
  In person at the Meeting.

Whichever method you choose to vote, please carefully read this Proxy Statement, which describes in detail the proposals upon which you are asked to vote.

~~Shareholders of the Funds will vote~~

       <Your votes will be tabulated> as follows:

  only <votes of the> shareholders of the Equity Fund will ~~vote on~~ <be tabulated for> Proposals ~~1~~ <2, 3B> and 5;
  only <votes of the> shareholders of the Bond Fund will ~~vote on~~ <be tabulated for> Proposal 6;
  <the votes of the> shareholders of both the Equity Fund and the Bond Fund will ~~vote~~ <be tabulated> together ~~as a single class on~~ <for> Proposal ~~2;~~ < 1;> and
  <the votes of the> shareholders of the Equity Fund and the Bond Fund will ~~vote~~ <be tabulated> separately ~~with respect to~~ <for> Proposals ~~3~~ <3A> , 4 and 7.

       If you return your proxy and fail to provide instructions as to how to vote your shares with respect to any proposal, your shares will be voted FOR that proposal.

Matters Pertaining to the Domini Social Index Portfolio

       Investors in the Portfolio will be asked to vote on the matters described under Proposals 1, 2, ~~3~~ <3B>, 5 and 7 at a meeting of the Portfolio's investors. The Equity Fund, as an investor in the Portfolio, will vote all of its shares in the Portfolio at that meeting of the Portfolio's investors. The Equity Fund will cast all of its votes with respect to each of Proposal 1, 2, ~~3~~ <3B>, 5 and 7 in the same proportion as the votes of the Equity Fund's shareholders cast at the Meeting on that Proposal. If you vote in favor of Proposals 1, 2, ~~3~~ <3B>, 5 or 7, you will be authorizing the Equity Fund to vote in favor of that Proposal at the meeting of the Portfolio's investors. The Equity Fund will cast its votes for which it receives no instructions in the same proportion as the votes for which it does, in fact, receive instructions.

Record Date

       The close of business on March 15, 2001 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. ~~[__________]~~ < 39,377,464.265> shares of the Equity Fund (without par value) and ~~[__________]~~ <990,609.766> shares of the Bond Fund (without par value) were outstanding as of the close of business on the Record Date. As a shareholder of record at the close of business on the Record Date, you will be entitled to one vote for each share you own.

Quorum

       Holders of a majority of the shares of each Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting for purposes of voting on Proposals ~~1, 3~~ <2, 3A, 3B>, 4, 5, 6 and 7, as applicable. For purposes of voting on Proposal ~~2~~ <1> (the election of Trustees), holders of a majority of the shares of the Funds (taken together) outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy at the Meeting. Your shares will be represented by proxy at the Meeting if you vote by mail, by telephone, or by the internet.

       Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted for purposes of determining the presence of a quorum. In addition, broker "non-votes" (that is shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.

       If you mark "Abstain" on your proxy card with respect to any proposal on which you are entitled to vote, your vote will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals ~~1, 3~~ <2, 3A, 3B>, 4, 5, 6 and 7. Broker "non-votes" will also have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals ~~1, 3~~ <2, 3A, 3B>, 4, 5, 6 and 7. Abstentions and broker "non-votes" will have no effect on the outcome of the voting for Proposal ~~2~~ <1> (the election of Trustees).

Revoking Your Proxy

       You may revoke your proxy at any time prior to the Meeting (or any adjournment thereof) by putting your revocation in writing, signing it and either delivering it to the Meeting or sending it to Carole M. Laible, ~~the~~ Secretary of the Domini Funds, 536 Broadway, 7th Floor, New York, New York 10012. You may also revoke your proxy by voting in person at the Meeting.

Adjournments

       If sufficient votes in favor of any Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to that Proposal. An adjournment of the Meeting will suspend the Meeting to another time. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. If you voted in favor of a Proposal or failed to provide instructions as to how to vote your shares with respect to a Proposal, the persons named as proxies will vote your shares in favor of the adjournment of the Meeting with respect to that Proposal. If you voted against or abstained from voting on a Proposal, the persons named as proxies will vote your shares against any such adjournment. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit the additional solicitation of proxies with respect to any other Proposals.

Proxy Solicitation Costs

       The cost of soliciting proxies, ~~which is expected to be approximately [$____________],~~ including the fees of a proxy soliciting agent <(which are expected to be approximately $48,700)>, will be borne by the Funds. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation. The Funds may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings.

PART 3.       THE PROPOSALS.

       Proposal ~~2~~ <1>.       To elect seven Trustees of the Funds and the Portfolio.

~~At the Meeting, you will be~~

       <You are being> asked to elect a Board of Trustees of the Funds. At the meeting of the Portfolio's investors, the Equity Fund will be asked to elect a Board of Trustees for the Portfolio. The nominees for the Board of Trustees of the Funds and the Portfolio are Amy L. Domini, Julia Elizabeth Harris, Kirsten S. Moy, William C. Osborn, Karen Paul, Gregory A. Ratliff and Frederick C. Williamson, Sr. All nominees are currently Trustees of the Funds and the Portfolio.

       Neither the Funds nor the Portfolio holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office.

       By voting for any of the nominees to the Board of Trustees of the Funds, Equity Fund shareholders will be authorizing the Equity Fund to vote for that nominee at the meeting of the Portfolio's investors.

       The following information shows the Trustees and the executive officers of the Funds and the Portfolio and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Asterisks indicate those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Funds and the Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

Trustees of the Funds of the Portfolio

AMY L. DOMINI.* Age 51. Chair, President and Trustee of the Equity Fund (since 1990), the Bond Fund (since 2000), the Portfolio (since 1990) and the Domini Institutional Social Equity Fund (the "Institutional Fund") (since 1996); Manager of DSIL (since 1997); Member, Board of Managers of DSIL Investment Services LLC (since 1999); Private Trustee, Loring, Wolcott & Coolidge; Trustee, New England Quarterly (since 1998); Board Member, Social Investment Forum; Trustee, Episcopal Church Pension Fund; Former Member, Governing Board, Interfaith Center on Corporate Responsibility.

JULIA ELIZABETH HARRIS. Age 52. Trustee of the Equity Fund (since 1999), the Bond Fund (since 2000), the Portfolio (since 1999) and the Institutional Fund (since 1999); Trustee, Fiduciary Trust Company (since February, 2001); Vice President, UNC Partners, Inc.; Director and Treasurer, Boom Times, Inc. (1997-1999); Director and Chair of Board of Directors, The Green Book, Inc. (1991-1996).

KIRSTEN S. MOY. Age 53. Trustee of the Equity Fund (since 1999), the Bond Fund (since 2000), the Portfolio (since 1999) and the Institutional Fund (since 1999); Consultant, Project Director and Principal Researcher, Community Development Innovation and Infrastructure Initiative (since 1998); Member and Team Leader, Financial Innovation Roundtable (since 2000); Member, Community Economic Development Board of Overseers, New Hampshire College (since November 1998); Advisory Group Member, Shorebank Liquidity Project (since 1999); Consultant, Equitable Life Assurance Society (since 1998); ~~[~~CDFI Rating System Advisory Board Member, National Community Capital Association (1999-2000)~~]~~; Consultant, Social Investment Forum, Community Development Project (1998); Director, Community Development Financial Institutions Fund, U.S. Department of the Treasury (1995 - 1997).

WILLIAM C. OSBORN. Age 56. Trustee of the Equity Fund (since 1990), the Bond Fund (since 2000), the Portfolio (since 1997) and the Institutional Fund (since 1997); Manager, Commons Capital Management LLC (since 2000); Consultant, Arete Corporation (since 1999); Special Member, Venture Investment Management Company LLC; Director, Evergreen Solar, Inc; Director, Conservation Services Group; Director, Surgical Sealants, Inc; Director, World Power Technologies, Inc.; Director, Surgical Sealants, Inc.; Director, Evolutionary Technologies, Inc.; Director, Investors' Circle.

KAREN PAUL. Age 56. Trustee of the Equity Fund (since 1990), the Bond Fund (since 2000), the Portfolio (since 1997) and the Institutional Fund (since 1997); Professor of Management and International Business, Florida International University; Partner, Trinity Industrial Technology (since 1997); Executive Director, Center for Management in the Americas (since 1997).

GREGORY A. RATLIFF. Age 40. Trustee of the Equity Fund (since 1999), the Bond Fund (since 2000), the Portfolio (since 1999) and the Institutional Fund (since 1999), Director, Access to Economic Opportunity, John D. and Catherine T. MacArthur Foundation (since 1997); Associate Director~~;~~<,> Program-Related Investments, John D. and Catherine T. MacArthur Foundation (1993-1997).

FREDERICK C. WILLIAMSON, SR. Age 85. Trustee of the Equity Fund (since 1997), the Bond Fund (since 2000), the Portfolio (since 1990) and the Institutional Fund (since 1997); Treasurer and Trustee, RIGHA (charitable foundation supporting health care needs); Chairman, Rhode Island Historical Preservation and Heritage Commission; Trustee, National Parks and Conservation Association (1986-1997); Advisor, National Parks and Conservation Association (since 1997); President's Advisory Board - Salve Regina University, Newport, RI (since 1999).

Officers of the Funds and the Portfolio

CAROLE M. LAIBLE.* Age 37. Secretary and Treasurer of the Funds and the Portfolio (since 1997); Financial/Compliance Officer of DSIL (since 1997); Chief Financial Officer, DSIL Investment Services LLC (since ~~1999)~~ <1998)> ; Board of Governors, Daytop - NJ (since 1998); Financial Compliance Officer, FSSI (1994-1997); Financial Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997).

STEVEN D. LYDENBERG.* Age 55. Vice President of the Funds and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.; Member, DSIL (since 1997).

SIGWARD M. MOSER.* Age 38. Vice President of the Funds and the Portfolio (since 1997); President and Managing Principal, DSIL (since 1997); Member, Board of Managers of DSIL Investment Services LLC (since ~~1999)~~ <1998)> ; President of Communications House International, Inc.; Director of Financial Communications Society.

DAVID P. WIEDER.* Age 35. Vice President of the Funds and the Portfolio (since 1997); Chief Executive Officer and Managing Principal, DSIL (since 1997); Member, Board of Mangers of DSIL Investment Services LLC (since ~~1999)~~ <1998)>; Member, Board of Advisers, Kinder, Lydenberg, Domini & Co., Inc. (since 1998); <Member,> Board of Advisors, B2P <Commerce Corp.> (since 2000); President of FSSI; Vice-President of investment companies within Fundamental Family of Funds (1989-1997); Vice-President of Fundamental Portfolio Advisors (1991-1997).

Compensation of Trustees

       Each of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds or the Portfolio receives an annual retainer for serving as a Trustee of the Funds, the Portfolio and the Institutional Fund of $6,000, and in addition, receives $1,000 for attendance at each joint meeting of the Boards of Trustees of the Funds, the Portfolio and the Institutional Fund (reduced to $500 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. The compensation paid to the Trustees for the fiscal year ended July 31, 2000 is set forth below. The Trustees may hold various other directorships unrelated to the Funds.
	Aggregate Compensation from the Funds	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds, the the Portfolio and the Institutional Fund
Amy L. Domini, Chair, President and Trustee	None	None	None	None	None
Julia Elizabeth Harris, Trustee	$3,900	$5,100	None	None	$10,000
Kirsten S. Moy, Trustee	$3,900	$5,100	None	None	$10,000
William C. Osborn, Trustee	$3,900	$5,100	None	None	$10,000
Karen Paul, Trustee	$3,900	$5,100	None	None	$10,000
Gregory A. Ratliff, Trustee	$3,705	$4,845	None	None	$9,500
Timothy Smith, Trustee**	$3,900	$5,100	None	None	$10,000
Frederick C. Williamson, Sr., Trustee	$3,900	$5,100	None	None	$10,000

       **Mr. Smith resigned as an independent Trustee of the Funds, the Portfolio and the Institutional Fund effective January 24, 2001.

Meetings and Committees

       During the fiscal year ended July 31, 2000 the Board of Trustees of the Funds and the Board of Trustees of the Portfolio each met four times. Each Trustee of the Funds and the Portfolio attended at least 75% of the meetings of the Board of Trustees of the Funds and the Portfolio, respectively, during his or her term.

       Both the Board of Trustees of the Funds and the Board of Trustees of the Portfolio have created a standing Audit Committee comprised of Ms. Harris, Ms. Moy, Mr. Osborn, Ms. Paul, Mr. Ratliff and Mr. Williamson, none of whom is an "interested person" (as defined in the 1940 Act) of either of the Funds or their administrator or distributor or of the Portfolio or its investment adviser, investment submanager or placement agent. Each Audit Committee met twice during the fiscal year ended July 31, 2000. The Audit Committee of the Funds and the Audit Committee of the Portfolio, among other things:

  review the internal and external accounting procedures of the Funds and the Portfolio, as the case may be;
  consider the selection of the independent certified public accountants of the Funds or the Portfolio, as the case may be;
  approve all significant services proposed to be performed by the independent certified public accountants; and
  consider the possibility and effect of such services on their independence.

       In addition, both the Board of Trustees of the Funds and the Board of Trustees of the Portfolio have a standing Nominating Committee comprised of Ms. Harris, Ms. Moy, Mr. Osborn, Ms. Paul, Mr. Ratliff and Mr. Williamson. Neither Nominating Committee met as a separate committee during the fiscal year ended July 31, 2000. The selection and nomination of Trustees ~~is~~ <are> committed to the discretion of the Nominating Committee, none of whom are "interested persons" (as defined in the 1940 Act) of the Funds or the Portfolio. <Each Nominating Committee will consider nominees recommended by shareholders or investors, as applicable. If you would like to recommend a nominee to the Funds' Nominating Committee, please deliver your recommendation in writing to Carole M. Laible, Secretary of the Funds, 536 Broadway, 7th Floor, New York, New York 10012.>

Indemnification of Trustees

       The Funds' Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds, unless, with respect to liability to a Fund's shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the applicable Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and are not involved in the matter, or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This indemnification provision will not change materially if the restated Declaration of Trust in Proposal 3 is approved.

       The Portfolio's Declaration of Trust provides that it will indemnify its Trustees and officers in the same manner as described above for the Funds against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio.

Vote Required

       Election of the nominees as Trustees of the Funds will require the vote of a plurality of the outstanding voting securities of the Funds, taken together, present in person or represented by proxy at the Meeting.

       Election of the nominees as Trustees of the Portfolio will require the vote of the majority of the outstanding voting securities of the Portfolio present in person or represented by proxy at a meeting of the investors in the Portfolio.

       The Board of Trustees unanimously recommends that you vote FOR election of the nominees as Trustees of the Funds and of the Portfolio.

_____________________________________________________________________________________

<** 9> Proposal ~~1~~ <2>.	To vote on a Submanagement Agreement for the Domini Social Index Portfolio between SSgA Funds Management, Inc. and Domini Social Investments LLC.

       <Only Equity Fund shareholders may vote on> Proposal <2.>

[Left margin text box:

The Equity Fund is a "feeder" fund within a structure known as a "master/feeder" mutual fund structure.

<Most mutual funds directly acquire and manage their own portfolio of securities. Rather than invest directly in securities, the Equity Fund invests in a separate portfolio, or "master" fund, called the Domini Social Index Portfolio. The Portfolio acquires and manages a portfolio of securities and has the same investment objective as the Equity Fund. >

As an investor in the Portfolio, the Equity Fund has been asked to approve a new Submanagement Agreement for the Portfolio. The Equity Fund is asking you to instruct it as to how to vote on this matter.]

Background

       <** 10> Domini Social Investments LLC, a Massachusetts limited liability company ("DSIL"), 536 Broadway, 7th Floor, New York, New York 10012, manages the assets of the Domini Social Index Portfolio pursuant to a Management Agreement dated as of October 22, 1997 (the "Management Agreement").

       <** 11> The Management Agreement was most recently approved by the Board of Trustees of the Portfolio on April 24, 2000. The Management Agreement was most recently submitted to a vote of investors in the Portfolio (including the Equity Fund) on October 21, 1997 in connection with its initial approval.

       <** 12> Subject to the terms of the Management Agreement, DSIL is responsible for the management of the Portfolio. As part of its responsibilities as portfolio manager, DSIL selects and employs, subject to the review and approval of the Board of Trustees of the Portfolio, one or more submanagers to invest the Portfolio's assets consistent with the Portfolio's investment objective and the guidelines and directions set by DSIL and the Board of Trustees, and reviews the submanager's continued performance. DSIL's selection of a submanager is subject to the review and approval of the Board of Trustees of the Portfolio and the Portfolio's investors. DSIL may terminate the services of a submanager at any time.

       <** 13> Prior to January 1, 2001, Mellon Equity Associates, LLP ("Mellon Equity") served as the submanager of the Portfolio pursuant to an Amended and Restated Submanagement Agreement, dated as of October 22, 1997 and amended and restated as of November 15, 1999, between Mellon Equity and DSIL. Mellon Equity is a Pennsylvania limited liability partnership and its principal executive office is at 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258. As submanager, Mellon Equity was responsible for investing the Portfolio's assets in a manner consistent with the terms of the Submanagement Agreement and the investment objectives of the Portfolio. Mellon Equity's primary responsibility was to ensure that the composition of the Portfolio matched the composition of the Domini 400 Social IndexSM as closely as possible. Mellon Equity did not select the stocks that make up the Domini 400 Social IndexSM. The Mellon Equity Submanagement Agreement was most recently approved by the Board of Trustees of the Portfolio on April 24, 2000. The Mellon Equity Submanagement Agreement was most recently submitted to a vote of investors in the Portfolio (including the Equity Fund) on October 21, 1997 in connection with its initial approval.

       <** 14> At a regular meeting of the Board of Trustees of the Portfolio held on June 26, 2000, the Board considered, at DSIL's recommendation, the termination of Mellon Equity as the submanager of the Portfolio. The Board reviewed the services provided by Mellon Equity as submanager and considered DSIL's reasons for recommending termination. The Board also considered DSIL's recommendation that State Street Global Advisors, a division of State Street Bank and Trust Company ("SSB"), be appointed as the submanager of the Portfolio. As discussed below under the heading "Evaluation by the Board of Trustees," the Board terminated the Mellon Equity Submanagement Agreement and authorized DSIL to enter into a submanagement agreement with SSB. Accordingly, effective at the close of business on December 29, 2000, ~~DSIL~~ <the Board> terminated the Mellon Equity Submanagement Agreement and ~~entered~~ <authorized DSIL to enter> into a Submanagement Agreement with SSB.

       <** 15> Due to a change in federal banking laws, SSB is now required to provide advisory and subadvisory services to registered investment companies like the Portfolio through an investment adviser that is registered under the Investment Advisers Act of 1940. Consequently, SSB and its parent company, State Street Corporation, have created SSgA Funds Management, Inc. ("SSgA") to act as the submanager of the Portfolio. At a telephonic board meeting held on March 7, 2001 the Board of Trustees reviewed the proposed SSgA Submanagement Agreement and voted to submit the SSgA Submanagement Agreement to the Portfolio's investors for approval. The Board is expected to approve the Submanagement Agreement with SSgA at an in-person meeting to be held on April 23, 2001.

<The Submanagement Agreements>

       <** 16> The terms of the SSgA Submanagement Agreement are substantially similar to those of the Mellon Equity Submanagement Agreement. A description of the investment advisory fees to be paid by DSIL to SSgA is set forth below under the heading "Investment Advisory Fees."

<Term of SSgA Submanagement Agreement>

       <** 17> The Submanagement Agreement with SSB became effective on January 1, 2001. The terms of the SSgA Submanagement Agreement are, other than the identity of the submanager, the same as those of the Submanagement Agreement with SSB. If the Trustees approve the SSgA Submanagement Agreement at their meeting to be held on April 23, 2001, the SSgA Submanagement Agreement will replace the Submanagement Agreement with SSB on May 1, 2001 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as defined under the heading "Vote Required" below) of the Portfolio, will continue in effect through June 26, 2002 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The SSgA Submanagement Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio, by the vote of a "majority of the outstanding voting securities" of the Portfolio or by DSIL. The SSgA Submanagement Agreement may also be terminated by SSgA upon 90 days' advance written notice to DSIL. The SSgA Submanagement Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

<Comparison of Submanagement Agreements>

       <** 18> Under the SSgA Submanagement Agreement, as under the Mellon Equity Submanagement Agreement, the submanager will implement the daily transactions necessary to maintain the proper correlation between the assets of the Portfolio and the Domini 400 Social IndexSM, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act and the Portfolio's Declaration of Trust and By-Laws. SSgA will not determine the composition of the Domini 400 Social IndexSM. Like the Mellon Equity Submanagement Agreement, the SSgA Submanagement Agreement provides that DSIL or the Trustees of the Portfolio may, at any time, suspend or restrict the right of the submanager to determine what securities will be purchased or sold on behalf of the Portfolio (to maintain proper correlation to the Domini 400 Social IndexSM) and what portion, if any, of the assets of the Portfolio allocated by DSIL to the submanager will be held uninvested. SSgA will also provide DSIL with such investment advice and reports and data as are requested by DSIL.

       <** 19> Like the Mellon Equity Submanagement Agreement, the SSgA Submanagement Agreement provides that the submanager will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations under the SSgA Submanagement Agreement.

       <** 20> You should refer to Exhibit A attached to this Proxy Statement for the complete SSgA Submanagement Agreement. The description of the SSgA Submanagement Agreement in this Proxy Statement is qualified in its entirety by the provisions of the SSgA Submanagement Agreement in Exhibit A.

<Investment Advisory Fees

       Under both the Submanagement Agreement with SSB and the SSgA Submanagement Agreement, DSIL (not the Portfolio) pays SSB and will pay SSgA for its services an annual fee equal to the greater of $300,000 or the fee based on the following annual fee schedule:

0.02% of the first $1 billion of net assets managed
0.01% of the next $1 billion of net assets managed
0.0075% of net assets managed in excess of $2 billion>

       <** 21> Under the Mellon Equity Submanagement Agreement, DSIL (not the Portfolio) paid Mellon Equity for its services a fee computed and paid monthly at an annual rate equal to 0.07% of the Portfolio's average daily net assets. For the period from October 22, 1997 to November 15, 1999, the fee was computed and paid monthly at an annual rate equal to 0.10% of the Portfolio's average daily net assets.

       <** 22> Approval of the SSgA Submanagement Agreement will have no effect upon the amount of advisory fees paid by the Portfolio to DSIL. DSIL, not the Portfolio, will pay investment management fees to SSgA as the submanager to the Portfolio. If the SSgA Submanagement Agreement is approved DSIL will, however, continue to waive fees and/or reimburse expenses, including its management fee, so that the Equity Fund's expenses will not exceed, on a yearly basis, 0.92% of its average daily net assets through January 1, 2002. When Mellon Equity was the submanager DSIL waived fees and/or reimbursed expenses so that the Equity Fund's expenses did not exceed, on a yearly basis, 0.95% of its average daily net assets.

       <** 23> Fees payable to Mellon Equity for services provided under the Mellon Equity Submanagement Agreement for the Portfolio's 2000 Fiscal Year (August 1, 1999 to July 31, 2000) were $1,272,889. If the annual fee rate of 0.07% of the Portfolio's average daily net assets had been in effect for the same period, the fees payable to Mellon Equity for that period would have been $1,149,516. Neither Mellon Equity nor any affiliated person of Mellon Equity, nor any affiliated person of any such affiliated person, received any other fees from DSIL or from the Portfolio for services provided to the Portfolio during the Portfolio's 2000 Fiscal Year. There were no other material payments by DSIL or the Portfolio to Mellon Equity, any affiliated person of Mellon Equity or any affiliated person of any such affiliated person, during the Portfolio's 2000 Fiscal Year.

       <** 24> If the SSgA Submanagement Agreement had been in effect during the Portfolio's 2000 Fiscal Year, the fees that would have been payable by DSIL to SSgA for services provided pursuant to the SSgA Submanagement Agreement would have been $300,000. The aggregate of these fees represents a 76% decrease from the amount of fees that DSIL paid to Mellon Equity for that period under the Mellon Equity Submanagement Agreement.

       <** 25> For the Portfolio's 2000 Fiscal Year, no commissions were paid to any broker (a) that is an affiliated person of the Portfolio, (b) that is an affiliated person of any affiliated person of the Portfolio, or (c) an affiliated person of which is an affiliated person of the Portfolio, DSIL, Mellon Equity, SSgA, or the placement agent of the Portfolio.

<Information Regarding SSgA>

       <** 26> SSgA is a subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company, whose primary operating subsidiary is State Street Bank and Trust Company, a Massachusetts bank. SSgA is located at Two International Place, Boston, Massachusetts 02110. State Street's principal address is 225 Franklin Street, Boston, Massachusetts 02110. State Street has been in the business of providing investment advisory services since 1978. SSgA was not yet operational on December 31, 2000. However, as of December 31, 2000 SSgA's affiliated investment advisers who, with SSgA, comprise State Street's investment management business known as State Street Global Advisors, had approximately $724.5 billion in assets under management, including $16 billion in assets for which State Street Global Advisors acted as a submanager. State Street Global Advisors also managed over $20.2 billion in socially responsible assets as of December 31, 2000.

       <** 27> Management and Governance.  Listed below are the names, positions and principal occupations of the members of the Board of Directors and the principal executive officers of State Street as of February 28, 2001. The principal business address of each member of the Board of Directors and principal executive officer is 225 Franklin Street, Boston, Massachusetts 02110.
<Name	Position with State Street Corporation	> <** 28> Principal Occupation
David A. Spina	Director, Chairman and Chief Executive Officer	Chairman and Chief Executive Officer
Tenley E. Albright, M.D.	Director	Chairman, Western Resources, Inc.
I. MacAllister Booth	Director	Retired Chairman, President and Chief Executive Officer, Polaroid Corporation
James I. Cash, Jr.	Director (retiring 4/01)	James E. Robison Professor of Business Administration at Harvard University
Truman S. Casner	Director	Partner, Ropes & Gray
Nader F. Darehshori	Director	Chairman, President and Chief Executive Officer, Houghton Mifflin Company
Arthur L. Goldstein	Director	Chairman and Chief Executive Officer, Ionics Incorporated
David P. Gruber	Director	Retired Chairman, Chief Executive Officer and Director, Wyman-Gordon Company
Linda Hill	Director	Wallace Brett Donham Professor of Business Administration, Harvard University
John M. Kucharski	Director	Retired Chairman and Chief Executive Officer, EG&G, Inc.
Charles R. LaMantia	Director	Retired Chairman and Chief Executive Officer, Arthur D. Little, Inc.
Ronald E. Logue	Director, Vice Chairman and Chief Operating Officer	Vice Chairman and Chief Operating Officer
Nicholas A. Lopardo	Director and Vice Chairman	Vice Chairman
Dennis J. Picard	Director	Retired Chairman, Raytheon Company
Alfred Poe	Director	Chief Executive Officer, MenuDirect Corporation
Bernard W. Reznicek	Director	President, Premier Group, and National Director, Utility Marketing of Central States Indemnity Co. of Omaha
Richard Sergel	Director	President and Chief Executive Officer, New England Electric System
Diana Chapman Walsh	Director	President, Wellesley College
Robert E. Weissman	Director	Chairman and Chief Executive Officer, IMS Health Incorporated

       <** 29> No officer or Trustee of the Equity Fund or the Portfolio currently is an officer or employee of SSgA, State Street Bank and Trust Company or State Street or a member of State Street's Board of Directors. No officer or Trustee of the Equity Fund or the Portfolio has any other material direct or indirect interest in SSgA, State Street Bank and Trust Company or State Street or any other person controlling, controlled by or under common control with SSgA, State Street Bank and Trust Company or State Street. Since January 1, 1999, none of the officers or Trustees of the Equity Fund or the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which SSgA, State Street Bank and Trust Company or State Street was or is to be a party.

       <** 30> Effective May 1, 2001 SSgA will act as the investment subadviser for the index funds listed on Exhibit B attached hereto. Information concerning the net assets of those funds and the fees paid to SSgA for its services to those index funds is also provided on Exhibit B.

<The Evaluation by the Board of Trustees>

       <** 31> The Board of Trustees of the Portfolio terminated the Mellon Equity Submanagement Agreement and approved the Submanagement Agreement with SSB at a meeting held on June 26, 2000.

       <** 32> Before terminating the Mellon Equity Submanagement Agreement, the Board of Trustees of the Portfolio reviewed with DSIL its recommendation that Mellon Equity be terminated as the submanager of the Portfolio. DSIL reviewed Mellon Equity's fees in comparison to the fee rates proposed by SSB and noted that SSB's fees would be considerably lower. DSIL also reviewed the services Mellon Equity provided to the Portfolio and the historic performance of the Portfolio compared to the performance of the Domini 400 Social IndexSM.

       <** 33> DSIL also reported to the Trustees that it required detailed information and analysis with respect to the Portfolio's assets and that SSB had demonstrated an ability to provide such reports. As a result, DSIL recommended that submanagement responsibilities for the Portfolio be transferred to SSB.

       <** 34> The Board of Trustees then reviewed DSIL's procedure for selecting a new submanager for the Portfolio and met with representatives of SSB. The Trustees considered information with respect to SSB and whether the SSB Submanagement Agreement was in the best interests of the Portfolio and its investors. The Trustees considered the nature and quality of services expected to be provided by SSB. The Trustees also reviewed and discussed information regarding SSB's knowledge and experience in managing index portfolios. In evaluating SSB's ability to provide services to the Portfolio, the Trustees considered information as to SSB's business organization, financial resources, personnel and other matters.

       <** 35> The Trustees also reviewed the investment management fees proposed by SSB and considered the lower expense cap proposed for the Equity Fund by DSIL. The Trustees noted that DSIL, because it (and not the Portfolio) pays the submanager, would get the benefit of the lower investment management fees charged by SSB. The Trustees concluded that it was appropriate that DSIL get the benefit of SSB's lower investment management fees since DSIL would supervise the activities of SSB and conduct additional analysis.

       <** 36> In addition, the Trustees reviewed State Street's social profile (both domestically and internationally), including its history of charitable giving, its historic level of community development investment, and the diversity of its Board of Directors and employees. The Trustees also compared the investment performance of certain index funds advised by SSB to the performance of their benchmarks. The Trustees also considered SSB's trading capabilities.

       <Based upon its review, the Board of Trustees concluded that:>

  <** 37> SSB had demonstrated the ability to minimize tracking error, trade efficiently and provide the information and analyses needed by DSIL;
  <** 38> the terms of the SSB Submanagement Agreement are reasonable, fair and in the best interests of the Portfolio and its investors; and
  <** 39> the fees provided in the SSB Submanagement Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

       <** 40> Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees terminated the Mellon Equity Submanagement Agreement, approved the SSB Submanagement Agreement. The SSB Submanagement Agreement went into effect on January 1, 2001.

       <** 41> Due to a change in federal banking laws, SSB has requested that the Trustees replace the SSB Submanagement Agreement with the SSgA Submanagement Agreement. The SSgA Submanagement Agreement will be the same as the SSB Submanagement Agreement except that SSgA rather than SSB will act as the submanager of the Portfolio. SSB and SSgA have represented to DSIL and to the Board of Trustees that:

  <the same personnel from SSB will provide services to DSIL and the Portfolio;>
  <** 42> SSgA will have the same access to the information and other services which were previously available to SSB;
  <the level of services provided to DSIL and the Portfolio will not change; and>
  <** 43> the request to replace SSB with SSgA as the submanager of the Portfolio was purely an accommodation to a change in federal laws.

<** 44> The Board of Trustees, at a telephonic board meeting held on March 7, 2001, considered the SSgA Submanagement Agreement and voted to recommend the approval of the SSgA Submanagement Agreement by the Portfolio's investors. The Board of Trustees is expected to approve the SSgA Submanagement Agreement at an in-person meeting to be held on April 23, 2001.

<Vote Required>

       <** 45> Approval of the SSgA Submanagement Agreement will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote by the lesser of (a) 67% or more of the interests of the Portfolio present at the meeting of the Portfolio's investors if more than 50% of the outstanding interests of the Portfolio are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding interests of the Portfolio.

       <** 46> In the event that the SSgA Submanagement Agreement does not receive the requisite approval, DSIL will negotiate a new investment submanagement agreement with a different advisory organization or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

       <** 47> The Board of Trustees unanimously recommends that you vote FOR the approval of the SSgA Submanagement Agreement.

_____________________________________________________________________________________
<Proposal 3.	A.	To authorize the Trustees to adopt an amended and restated Declaration of Trust for the Funds.

	B.	To authorize the Trustees to approve an amended and restated Declaration of Trust for the Portfolio.

[Left margin text box:

What is a Declaration of Trust?

Each of the Equity Fund and the Bond Fund is a series of the Domini Social Investment Trust, an entity known as a business trust that is organized under the laws of the Commonwealth of Massachusetts.

A business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the business trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

<The Equity Fund invests in the Portfolio. > The Portfolio is a trust fund established under the laws of the State of New York. It operates under a declaration of trust that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust.]

Background>

       Each of the Funds is a series of the Domini Social Investment Trust (the "Trust"). ~~At the Meeting you will be~~ <You are being> asked to authorize the Trustees to adopt the Second Amended and Restated Declaration of Trust attached as Exhibit ~~B~~ <C-1> to this Proxy Statement (the "New Declaration"). The New Declaration will replace the ~~Trust's~~ <Funds'> existing Declaration of Trust (the "Existing Declaration"). The Trustees have approved the New Declaration and recommend that you authorize the Trustees to adopt it.

       In addition, the Portfolio is proposing to ~~make certain changes to~~ <amend and restate> its Declaration of Trust. ~~The proposed changes are similar to those described below with respect to the Trust's New Declaration or are otherwise necessary to conform the Portfolio's~~ <Shareholders of the Equity Fund are being asked to authorize the Trustees to approve the Second Amended and Restated> Declaration of Trust ~~to the Trust's New Declaration.~~ <for the Portfolio attached as Exhibit C-2 to this Proxy Statement.>

       Neither of the Fund's <nor the Portfolio's> investments or investment policies will change by virtue of the adoption of ~~the New~~ <a new> Declaration~~. The New~~ <of Trust. Each new> Declaration <of Trust> does, however, give the Trustees more flexibility and broader authority to act than the ~~Existing Declaration~~ <Declarations of Trust in effect today>. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds <and the Portfolio> to operate in a more efficient and economical manner. Adoption of the ~~New Declaration~~ <new Declarations of Trust> will not remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your interest.

       The ~~New Declaration makes~~ <new Declarations of Trust make> a number of significant changes to the ~~Existing Declaration~~ <Declarations of Trust for the Funds and for the Portfolio in effect today>. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the ~~New Declaration~~ <proposed new Declarations of Trust> and the ~~Existing Declaration~~ <Declarations of Trust in effect today>. The following summary is qualified in its entirety by reference to the ~~New~~ <Second Amended and Restated> Declaration ~~itself,~~ <of Trust for the Funds> which is attached as Exhibit ~~B~~ <C-1 to this Proxy Statement and the Second Amended and Restated Declaration of Trust for the Portfolio which is attached as Exhibit C-2> to this Proxy Statement. ~~The attached New~~ <Each> Declaration <of Trust attached to this Proxy Statement> has been marked to show changes from the ~~Existing~~ <corresponding> Declaration <of Trust in effect today>.

Significant Changes Effected by the <Funds'> New Declaration

       1.       Dollar-Weighted Voting. The New Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each shareholder of each Fund is entitled to one vote for each share owned by that shareholder, on each matter on which that shareholder is entitled to vote.

       The outcome of proposals on which shareholders of the Funds vote together as a single class could be particularly affected by the change to dollar-weighted voting. For example, with dollar-weighted voting, a shareholder that owns 10 shares of Fund A will have twice as many votes than a shareholder that owns 10 shares of Fund B if a share of Fund A is selling for $10.00 and a share of Fund B is selling for $5.00. By contrast, the Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when shareholders of the Funds vote together as a single class, a shareholder of Fund B will have the same vote as a shareholder of Fund A, even though the shareholder of Fund A has a greater economic interest.

       The Trustees believe the change to dollar-weighted voting is appropriate because it will match a shareholder's economic interest in the Trust with the shareholder's voting powers, and conversely will prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

       2.       Reorganization of the Trust or any Fund or any Class of Shares. The New Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize any Fund or class of shares or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate all or a portion of any Fund or class of shares or the Trust as a whole as a newly created entity. By contrast, the Existing Declaration requires shareholder approval for this type of reorganization. The New Declaration requires that shareholders receive written notification of any proposed reorganization transaction.

       The New Declaration does NOT permit the Trust or any Fund or class of shares to merge with or sell <all or substantially all of> its assets to another operating entity without first seeking shareholder approval.

       Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit all or a portion of the Trust or any Fund or class of shares to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interest to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The New Declaration gives the Trustees the flexibility to reorganize all or a portion of the Trust or any Fund or class of shares and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Trust and the Funds operate under the most appropriate form of organization.

       As discussed above, before allowing a reorganization of all or a portion of the Trust or any Fund or class of shares to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration is also subject to any applicable requirements of the 1940 Act and Massachusetts law.

       3.       Future Amendments. The New Declaration may be amended without shareholder approval in most cases. By contrast, the Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the New Declaration, however, shareholders will still be required to vote on any amendment to the Declaration that:

    changes their voting powers;
    changes the amendment provisions of the New Declaration;
    is required by law or the Trust's registration statement to be approved by shareholders; or
    is submitted to shareholders by the Trustees.

       By allowing certain amendments of the New Declaration without shareholder approval, the New Declaration gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority does not take away the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

       4.       Investment in Other Investment Companies. The New Declaration provides that the Trustees may authorize the investment of all or a portion of a Fund's assets in one or more open-end investment companies to the extent that such investment is not prohibited by the 1940 Act. By contrast, the Existing Declaration only allows the Trustees to invest all of a Fund's assets in a single open-end investment company in what is sometimes referred to as a "master/feeder" structure. The Equity Fund currently invests all of its assets in the Portfolio using a "master/feeder" structure. The Existing Declaration does not, however, specifically provide the Trustees with the ability to invest a portion of a Fund's assets in more than one investment company in what is sometimes referred to as a "fund of funds" structure. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act that will further affect a mutual fund's ability to invest in other funds. These structures may permit operational efficiencies and economies of scale.

       The New Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the New Declaration, the Trustees have the power to implement a "fund of funds" or other similar structure without seeking shareholder approval. <A "funds of funds" structure may result in the duplication of some expenses.> While the Trustees have no current intention of implementing a "fund of funds" or other similar structure for either Fund at this time, the Trustees believe it could be in the best interest of a Fund to do so at a future date. Shareholders of a Fund would be notified if the Trustees decide to implement such a structure for that Fund, and no Fund will implement such a structure unless its investment restrictions permit it to do so.

       5.       Redemption. ~~The~~ <Under the> New Declaration ~~permits~~<,> the Trustees <will be able> to cause ~~the redemption of~~ a shareholder's shares ~~at any time and for any reason the~~ <to be redeemed in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the> Trustees ~~deem appropriate~~ <determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer)> . By contrast, the Existing Declaration permits the Trustees to require shareholders to redeem shares only in certain limited circumstances. ~~Under the New Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate inactive, lost or very small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer).~~ The New Declaration also clarifies the ~~Trust's~~ <Funds'> redemption procedures and provides that the Trustees may specify additional conditions, not inconsistent with the 1940 Act, to the redemption of shares.

~~In addition, the~~

       <6.       Suspension of Redemptions; Postponement of Payments. The> New Declaration permits the Trustees to suspend redemptions or postpone the date of payment of redemption proceeds to the extent permitted under the 1940 Act <or other applicable laws>. By contrast, the Existing Declaration permits the Trustees to suspend redemptions <or to postpone payments of redemption proceeds> only in ~~certain limited~~ <the> circumstances <explicitly described in the Existing Declaration. Unless there is a change in applicable law, the circumstances in which the Trustees will be able to suspend redemptions or postpone the date of payment of redemption proceeds under the New Declaration will be the same as the circumstances described in the Existing Declaration. If there is a change in applicable law, the New Declaration will allow the Trustees the flexibility to suspend redemptions or to postpone payments of redemption proceeds to the extent so permitted by applicable law.

       7.       Redemption Fees and Back-End Sales Charges>. The New Declaration ~~also~~ clarifies that redemption fees and back-end sales charges may be charged upon redemption. There is no current intention to impose redemption fees or back-end sales charges for redemptions out of either ~~of the Funds.~~ <Fund. You will be notified in advance if such fees will be charged.>

       <8>.       Classes of Shares. The New Declaration clarifies that the Trustees can divide shares of the Trust or any Fund into one or more classes and can establish the rights, privileges and preferences of any such classes. As a general matter, the New Declaration incorporates references to classes of shares where appropriate. The New Declaration also permits the Trustees, without shareholder approval, to terminate any class of shares of any Fund at any time.

Other Changes <Effected by the Funds' New Declaration>

       In addition to the significant changes outlined above, the New Declaration also changes the Existing Declaration as follows:

       1.       The New Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law. In contrast, the Existing Declaration explicitly requires a Fund to obtain the approval of its shareholders for the Fund to enter into or amend advisory or subadvisory agreements.

       2.       The New Declaration explicitly allows the Trustees to effect mergers, reorganizations and similar transactions which are approved by shareholders (to the extent required) through any method approved by the Trustees, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers. <The Existing Declaration does not explicitly address the methods by which the Trustees may effect mergers, reorganizations and similar transactions.> Please note that any merger, reorganization or similar transaction with another operating entity will require prior shareholder approval. ~~The New Declaration clarifies that the Trustees can terminate any Fund or any class of shares without the approval of shareholders and that the Trustees can sell, exchange, transfer or otherwise dispose of assets in connection with any such termination.~~

       3.       The New Declaration confirms and clarifies various existing Trustee powers. For example, the New Declaration clarifies that the Trustees may delegate authority to <any> investment ~~advisers and other agents, invest Trust assets in all types of investments including derivatives, and reclassify outstanding shares.~~ <adviser, distributor, custodian or independent contractor, in addition to officers, employees and agents. The Existing Declaration only provides that the Trustees can delegate authority to officers, employees and agents.>

       4.       The New Declaration provides that the Trustees <can invest Fund assets in all types of investments including derivatives. The Existing Declaration also provides that the Trustees can invest Fund assets in all types of investments but does not specifically refer to derivatives.

       5.       The New Declaration provides that the Trustees may reclassify outstanding shares. The Existing Declaration provides that the Trustees can only reclassify unissued shares or shares issued and reacquired by the Trust.

       6.       The New Declaration clarifies that the Trustees> may enter into distribution contracts providing for the sale of shares of one or more Funds or < the shares of one or more> classes. <The Existing Declaration provides that the Trustees can enter into distribution contracts for the sale of shares but is unclear as to whether the Trustees can enter into a distribution contract for just one Fund or class of shares.> Under any distribution contract, the Trust may either agree to sell the shares to the other party to the contract or may appoint any such other party its sales agent for the shares.

       7.       The New Declaration provides for ~~(a)~~ the removal of any Trustee at any time by the affirmative vote of two-thirds of the voting power of the outstanding shares of the Trust (as opposed to two-thirds of the outstanding shares of each Fund as is currently provided in the Existing Declaration) or by the vote of two-thirds of the remaining Trustees (with or without cause)~~, (b)~~<. The Existing Declaration provides that a Trustee may be removed by the vote of two-thirds of the remaining Trustees only for cause.

       8.       The New Declaration provides for (a)> the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees and ~~(c)~~ <(b)> the automatic retirement of Trustees when their terms, if any, expire. <The Existing Declaration only provides for the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees.>

       9.       The New Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee. <The Existing Declaration requires such notification.> Notifying shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders may be costly. If the New Declaration is approved, you will normally be notified of Trustee appointments in the next annual or semi-annual report for the Funds following the appointment.

       10.       The New Declaration clarifies that while any Trustee is incapacitated, the other Trustees, regardless of their number, shall have the power to act. <The Existing Declaration does not expressly address this issue.>

       11.       The New Declaration allows former Trustees to serve as trustees emeritus of the Trust in accordance with guidelines that may be adopted by the Trustees from time to time. The New Declaration also provides that each trustee emeritus will be indemnified by the Trust against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any claim, suit or proceeding to which that individual becomes involved by virtue of being a trustee emeritus. The New Declaration also provides that trustees emeritus, in their capacity as such, are not Trustees of the Trust for any purpose. <The Existing Declaration does not provide for trustees emeritus.>

       12.       The New Declaration states that by becoming a shareholder of a Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the terms of the New Declaration. <The Existing Declaration does not expressly contain a corresponding provision.>

       13.       The New Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws of the Trust, a majority of the shares voted in person or by proxy will decide any questions and a plurality will elect a Trustee. However, where any provision of law or of the New Declaration requires that the ~~Shareholders~~ <shareholders> of any Fund or class of shares vote as a Fund or class of shares, then a majority of the shares of that Fund or class of shares voted on the matter will decide that matter insofar as that Fund or class of shares is concerned. ~~A~~ <Although the Existing Declaration does not contain a corresponding provision, a> similar provision previously was contained in the by-laws of the Trust.

       14.       The New Declaration provides that shareholders of the Funds generally will vote together on all matters except when the Trustees determine that only shareholders of a particular Fund or class of shares are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or by class of shares. <The Existing Declaration provides that shareholders of each Fund generally will vote separately on all matters except when the Trustees determine that a matter affects the shareholders of both Funds or when required to be voted together under applicable law.>

       15.       The New Declaration states that rights to indemnification cannot be limited retroactively. <The Existing Declaration does not contain a corresponding provision.>

       16.       The New Declaration ~~no longer requires~~ <does not require> that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. <The Existing Declaration provides that the number of Trustees must be fixed in writing and that the appointment of Trustees must be in writing.>

       17.       The New Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs. <The Existing Declaration does not address the electronic delivery of notices and other information to shareholders.>

       18.       The New Declaration states that shareholders may not bring suit on behalf of a Fund or the Trust without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or the Trust or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The New Declaration also provides that no shareholder of a Fund will be entitled to participate in a derivative or class action on behalf of any other Fund or the shareholders of any other Fund<, and vice versa. The Existing Declaration does not contain corresponding provisions. The effect of these changes may be to discourage suits brought by shareholders. Given that the Trustees have a fiduciary obligation to act on your behalf and in your best interests when evaluating whether to bring a suit on your behalf, the Trustees believe that the changes may only discourage frivolous suits that would cause the Funds to incur unnecessary costs>.

       19.       The New Declaration states that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned. <The Existing Declaration does not expressly address this issue.>

       20.       The Existing Declaration includes a provision that prevents the Trust from entering into certain transactions with affiliated persons of the Trust unless such transaction is permitted by the 1940 Act or any exemptive order issued under the 1940 Act. This provision is not required under applicable law and is not included in the New Declaration. The Trust's transactions with affiliated persons will continue, however, to be subject to the provisions of the 1940 Act.

       21.       The Existing Declaration includes a provision that prevents, with certain exceptions, certain affiliates of the ~~Trust~~ <Funds> from taking long or short positions in the shares of ~~the Trust.~~ <either Fund.> This provision <is not required under applicable law and> is not included in the New Declaration. <The removal of this provision is not expected to have any effect on the Funds.

Changes Effected by the Portfolio's New Declaration of Trust

       The proposed changes to the Portfolio's Declaration of Trust are substantially similar to those described above with respect to the New Declaration or are otherwise intended to conform the Portfolio's Declaration of Trust to the New Declaration. In addition, the Portfolio's new Declaration of Trust will provide that the Trustees of the Portfolio can divide interests in the Portfolio into one or more series (or sub-trusts). These provisions will be similar to what is provided in the New Declaration regarding series of the Trust. As under the New Declaration, the Portfolio's proposed new Declaration of Trust may be amended without investor approval in most cases. Under the Portfolio's proposed new Declaration of Trust, however, investors will still be required to vote on any amendment to the Declaration of Trust that:

  changes the amendment provisions of the Declaration of Trust;
  is required by law or the Portfolio's registration statement to be approved by investors; or
  is submitted to investors by the Trustees.>

The Evaluation by the Board of Trustees

       The Board of Trustees has concluded, for the reasons outlined above, that the adoption of the New Declaration ~~and the proposed changes to the Portfolio's Declaration of Trust are~~ < is> in the best interests of the ~~Funds'~~ <Funds' shareholders and that the proposed new Declaration of Trust for the Portfolio is in the best interests of the Equity Fund's> shareholders. Accordingly, the Trustees recommend that the shareholders of each Fund vote FOR the proposal to authorize the Trustees to adopt the New Declaration and that the shareholders of the Equity Fund vote FOR the proposal to authorize the Trustees to approve ~~of the proposed changes to the Portfolio's~~ <the new> Declaration of Trust <for the Portfolio>.

Vote Required

       Approval of the New Declaration will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of each of the Equity Fund and the Bond Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. If the proposal is not approved by the shareholders of each Fund, the Existing Declaration will remain unchanged and in effect.

       ~~By voting in favor of this Proposal 3, Equity Fund shareholders will be authorizing the Equity Fund to vote in favor of the proposed changes to the Portfolio's Declaration of Trust at the meeting of the Portfolio's investors.~~        Approval of the ~~changes to~~ <amendment and restatement of> the Portfolio's Declaration of Trust will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote by the lesser of (a) 67% or more of the interests of the Portfolio present at a meeting of the Portfolio's investors if more than 50% of the outstanding interests of the Portfolio are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding interests of the Portfolio. In the event that the Portfolio does not receive the requisite approval to amend <and restate> its Declaration of Trust, the Portfolio's Declaration of Trust will remain unchanged and in effect.

       The Board of Trustees unanimously recommends that you vote FOR authorizing the Trustees to adopt the New Declaration ~~of Trust and approve of the proposed changes to the Portfolio's~~ < and FOR authorizing the Trustees to approve the Amended and Restated> Declaration of Trust <for the Portfolio>.

_____________________________________________________________________________________

Proposal 4.       To vote on an amended Distribution Plan for the Funds.

[Left margin in text box:

What is a Distribution Plan?

The Funds' distribution plan is the written plan which describes how the Funds finance the costs associated with the distribution of their shares.

Under the Funds' Distribution Plan as currently in effect, the Bond Fund is permitted to compensate (rather than just reimburse) the Distributor for the sale of its shares. The Equity Fund, however, is only permitted to reimburse the Distributor for the sale of its shares, regardless of whether the Distributor incurred any expenses in connection with such distribution.

Under the Funds' Distribution Plan as proposed to be amended, the Equity Fund will, like the Bond Fund, be permitted to compensate (rather than just reimburse) the Distributor for the sale of its shares, regardless of whether the Distributor incurred any expenses in connection with such distribution.

The Equity Fund's distribution expenses are NOT expected to increase beyond those currently in effect as a result of the proposed amendment of the Distribution Plan.]

       The Funds have adopted a Distribution Plan ("Distribution Plan") under Section 12(b) and Rule 12b-1 of the 1940 Act and have entered into a Distribution Agreement with DSIL Investment Services LLC (the "Distributor"), which serves as the distributor for the Funds' shares. Under the Distribution Plan in effect today the Distributor can get reimbursed for the expenses it incurs in connection with the sale of the shares of the Funds. The Distributor is an affiliate of DSIL.

       Under the Distribution Plan, the Distributor is authorized to purchase advertising, marketing materials, research, sales literature and other promotional material and to pay its own salespeople and related overhead. The Distributor may also pay broker-dealers and other service organizations that enter into written agreements with the Distributor for providing administration and distribution assistance to the Funds. The Distribution Plan was last submitted to a vote of shareholders of the Equity Fund on May 1, 1990 and to a vote of the shareholders of the Bond Fund on June 1, 2000.

Changes Affecting the Equity Fund

       Under the current Distribution Plan, the Equity Fund has agreed to reimburse the Distributor for distribution expenditures actually incurred by the Distributor up to a limit of 0.25% of average annual net assets of the Equity Fund. For the Equity Fund's 2000 Fiscal Year (August 1, 1999 through July 31, 2000), the Distributor was reimbursed $3,285,255 (representing 0.25% of the Equity Fund's average annual net assets) under the current Distribution Plan for the Equity Fund.

       The Equity Fund proposes to amend the Distribution Plan to allow for compensation of the Distributor (in addition to reimbursement for actual expenses incurred) so that the total of the compensation and reimbursement of the Distributor would not exceed 0.25% of average annual net assets of the Equity Fund.

       If this Proposal 4 is approved, it is possible (but not expected) that you may pay higher distribution fees than under the current Distribution Plan. For example, under the current Distribution Plan if actua l expenses incurred by the Distributor with respect to the shares of the Equity Fund were less than 0.25% of the Equity Fund's average annual net assets, the Equity Fund would pay only that amount. Under the Distribution Plan as proposed to be amended, the Equity Fund would pay 0.25% of its average annual net assets to the Distributor without regard to the actual distribution expenses incurred by the Distributor.

       It is not expected that the Equity Fund's distribution expenses will increase under the amended Distribution Plan from those currently being paid by the Equity Fund. In past years, actual distribution expenses have equaled or exceeded 0.25% of the average annual net assets of the Equity Fund's shares. In other words, had the amended Distribution Plan been in effect, the Equity Fund would have paid the same amount in distribution expenses.

       Payments made to the Distributor to finance the sale of Equity Fund shares may lead to an increase in the Equity Fund's assets. A larger Equity Fund may benefit Equity Fund shareholders. For example, more Equity Fund assets can lead to economies of scale that may be passed on to Equity Fund shareholders. In addition, an inflow of assets to the Equity Fund can offset the effect of redemptions. Without these inflows, the Equity Fund could be required to sell assets at disadvantageous times and may also be prevented from purchasing securities at times when it would be beneficial to do so.

Changes Affecting Both Funds

       The amended Distribution Plan recognizes that various service providers to a Fund, such as its manager or investment adviser, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from a Fund for other purposes, such as management fees, and that the Distributor may from time to time use its own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The amended Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 of the 1940 Act, then the payments are deemed to be authorized by the Plan.

Terms of Amended Distribution Plan

       A copy of the amended Distribution Plan is included in this Proxy Statement as Exhibit D. You should refer to Exhibit D for the complete terms of the amended Distribution Plan. The attached Distribution Plan has been marked to show the changes from the Distribution Plan currently in effect.

The Evaluation by the Board of Trustees

       At a regular meeting of the Board of Trustees of the Funds held on January 19, 2001, the Board considered, at DSIL's recommendation, the adoption of the amendments to the Distribution Plan described in this Proposal 4.

       The Trustees considered that the amended Distribution Plan would allow the Distributor to use the compensation paid to it by the Equity Fund to pay for distribution-related expenses incurred by the Distributor in earlier or subsequent calendar years. Currently, the Trustees noted, if the Distributor is reimbursed an amount less than 0.25% of the Equity Fund's net assets in any calendar year, it can not carry over the unused amounts for distribution-related expenses incurred in a subsequent calendar year. The Trustees focused on the fact that the level of annual payments to the Distributor under the amended Distribution Plan will not be more than the annual payments currently made to the Distributor under the Distribution Plan now in effect. The Trustees noted, however, that over time the payments made under the amended Distribution Plan may exceed the amount which the Equity Fund might pay under the current Distribution Plan.

       The Trustees confirmed with the Distributor that the Distributor would continue to provide the Trustees with quarterly and annual reports as to the amount of payments made by each Fund to the Distributor under the amended Distribution Plan and the purpose for which such payments were made (similar to what the Trustees now receive under the Distribution Plan). The Trustees determined that with these quarterly and annual reports the Board will be provided with adequate information about the payments that each Fund makes to the Distributor and about the Distributor's distribution expenses. The Trustees anticipate that with this information, they will be able to review each year the benefits that each Fund and its shareholders are receiving from the payments made under the Distribution Plan to determine if the Fund and its shareholders are benefiting at a level commensurate with those payments.

       The Trustees also noted that the continuance of the Distribution Plan, as amended, would remain subject to annual approval by a vote of the Board of Trustees and a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Distribution Plan or any distribution agreement related to the Distribution Plan (the "Qualified Trustees").

       After consideration of the foregoing factors and other information they deemed relevant, the Trustees, including all of the Qualified Trustees, determined that the amended Distribution Plan was in the best interests of each Fund and its shareholders and voted to recommend the approval of the amended Distribution Plan to the shareholders of each Fund.

Vote Required

       Approval of the amended Distribution Plan for a Fund will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. If the amended Distribution Plan is not approved for a Fund, the existing Distribution Plan will remain in effect for that Fund. <Shareholders of the Equity Fund will not vote on the amended Distribution Plan for the Bond Fund and the shareholders of the Bond Fund will not vote on the amended Distribution Plan for the Equity Fund.>

       The Board of Trustees unanimously recommends that you vote FOR approval of the proposed amended Distribution Plan.

_____________________________________________________________________________________
Proposal 5.	To approve changes to and the elimination of certain fundamental investment policies of the Equity Fund and the Portfolio.

       Only <Equity Fund> shareholders ~~of the Equity Fund are being asked to~~ <may> vote on Proposal 5.

[Left margin text box:

What are fundamental investment policies?

Fundamental investment policies are those investment policies and restrictions of a fund that may be changed only with shareholder approval.

The Equity Fund's and the Portfolio's fundamental policies are listed in the Equity Fund's statement of additional information, which is available from DSIL by calling <1-800-582-6757 > or writing to: Domini Social Investments, P.O. Box 60494, King of Prussia, PA 19406-0494.]

Background

       Each of the Equity Fund and the Portfolio has adopted certain investment restrictions or policies that are "fundamental" meaning that as a matter of law they cannot be changed without shareholder approval. The Trustees have reviewed the Equity Fund's and the Portfolio's current fundamental investment policies and have concluded that certain policies should be revised in order to facilitate the administration of the Equity Fund and the Portfolio. The proposed revised policies are listed in Exhibit E. ~~At the meeting,~~ Equity Fund shareholders ~~will be~~ <are being> asked to approve the revised policies for the Equity Fund and the Portfolio.

       The proposed changes to the Equity Fund's and the Portfolio's fundamental investment policies do not affect either the Equity Fund's or the Portfolio's investment objective or primary investment strategy. Each of the Equity Fund and the Portfolio will continue to be managed as described in the Equity Fund's prospectus.

       Some of the fundamental investment policies of the Equity Fund and the Portfolio reflect regulatory, business or industry conditions in existence at the time the Equity Fund and the Portfolio commenced operations. As a result, the Equity Fund and the Portfolio are currently subject to several fundamental investment policies that are either more restrictive than required under current law or which are no longer required at all. The purpose of the changes to the fundamental investment policies outlined below is to provide each of the Equity Fund and the Portfolio with the maximum flexibility permitted by law to pursue its investment objective. The proposed fundamental investment policies maintain important shareholder protections while providing flexibility to respond to future legal, regulatory and market changes. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate the administration of the Equity Fund and the Portfolio and simplify compliance monitoring.

       Although the proposed changes to the fundamental investment policies will provide the Equity Fund and the Portfolio greater flexibility to respond to future investment opportunities, please note that:

  the changes, individually or in the aggregate, will not result in a material change in the level of investment risk associated with an investment in the Equity Fund or the Portfolio; and
  there is no current intention to change the way in which the Equity Fund or the Portfolio is managed <(although the changes will give the Trustees the ability to do so in the future)>.

Proposed Changes

       The recommended changes to the Equity Fund's and the Portfolio's fundamental investment policies are as follows:

       <A.  How Assets are Invested.  It> is proposed that the fundamental investment policy stating that each of the Equity Fund and the Portfolio will invest all of its investable assets ~~(either directly or, in the case of the Equity Fund, through the Portfolio)~~ in one or more of: (a) stocks comprising an index of securities selected applying social criteria, (b) short-term debt securities of issuers that meet social criteria, (c) cash and (d) options on equity securities, be changed so that the Equity Fund and the Portfolio are no longer required to invest in stocks comprising an index. The proposed fundamental policy would still require, however, that each of the Equity Fund and the Portfolio invest ~~(either directly or, in the case of the Equity Fund, through the Portfolio)~~ in securities and instruments that meet social criteria.

       Currently<, for example,> the Portfolio invests in the companies that are included in the Domini 400 Social IndexSM. The Portfolio has no intention of changing this investment strategy. The Portfolio would, however, like to have the flexibility to actively manage its assets if the Trustees decide that to do would be in the best interests of the Portfolio's investors. This may occur, for example, if the Portfolio is unable to invest in the companies that are included in the Domini 400 Social IndexSM and no other socially responsible index is available or acceptable to the Trustees. The proposed fundamental investment policy would allow the Portfolio to actively manage its assets provided that it only invests in securities and other instruments that meet social criteria. <If the Portfolio is actively managed, the success of its investment strategy will depend in large part on its portfolio managers and their ability to pick investments that perform well.

       B.  Lending.  It> is proposed that the fundamental investment policy concerning lending ~~money~~ be changed so that each of the Equity Fund and the Portfolio would be prohibited from making loans only if such loans are specifically prohibited by the 1940 Act or the rules or regulations promulgated under the 1940 Act. ~~The~~ <Currently, the> Equity Fund and the Portfolio are ~~currently~~ prohibited from making loans other than (a) through the lending of securities, provided that any such loan does not exceed 30% of total assets, and (b) through the use of repurchase agreements or the purchase of short-term obligations, provided that not more than 10% of net assets can be invested in repurchase agreements maturing in more than seven days.

~~3.  Borrowing.  It is proposed that the fundamental investment policy regarding borrowing be changed so that neither the Equity Fund nor the Portfolio would be able to borrow money if that borrowing was specifically prohibited by the 1940 Act or the rules and regulations promulgated under the 1940 Act. The current policy restricts borrowing to up to one-third of net assets and prohibits~~

       <The revised policy will permit> the Equity Fund and the Portfolio ~~from purchasing any~~ <to make loans so long as the transactions are not prohibited by applicable law. Lending> securities ~~at any time when borrowing exceeds 5% of total assets. The current policy is more restrictive than what is required under applicable law, and may in the future unduly restrict~~ <may be a source of income to a fund and is permitted under the 1940 Act, subject to certain limitations. Currently, regulatory interpretations limit the percentage of a fund's securities that may be loaned to 33 1/3% of its assets. It is unlikely that> the Equity Fund ~~and~~ <or the Portfolio would lend money. The risks of lending include delays in repayment or the loss of money or other loaned property should the borrower fail financially. The changes to this policy are not expected to have any material effect on the operations or the management of the Equity Fund or> the Portfolio.

~~4.  Concentration.  It~~

       <C.  Borrowing.  It> is proposed that the fundamental investment policy ~~restricting concentration in any one industry be amended to clarify that the restriction does not apply to positions in futures contracts.~~ <regarding borrowing be changed so that neither the Equity Fund nor the Portfolio would be able to borrow money if that borrowing was specifically prohibited by the 1940 Act or the rules and regulations promulgated under the 1940 Act. Currently, each of the Equity Fund and the Portfolio can borrow up to one-third of its net assets, but only as a temporary measure for extraordinary or emergency purposes. In addition, neither the Equity Fund nor the Portfolio may purchase any securities at any time when its borrowing exceeds 5% of its total assets.>

~~5.  Real Estate, Oil, Gas, Mineral Leases and Commodities.  It~~

       <The 1940 Act does not require that borrowings be made solely for extraordinary or emergency purposes or to meet redemption requests. It is possible that the Equity Fund's and the Portfolio's existing policy could prevent them from borrowing when it is in the best interests of shareholders and investors to do so. The revised policy would permit the Equity Fund and the Portfolio to borrow for leverage and places no restrictions on the Equity Fund's or the Portfolio's ability purchase securities.

       The revised policy will not increase the amount that the Equity Fund or the Portfolio may borrow unless there is a change in law. If there is a change in law, the revised policy will give the Equity Fund and the Portfolio the maximum amount of flexibility to borrow as permitted by applicable law.

       Borrowings constitute leverage, which involves risk. If the Equity Fund or the Portfolio is unable to repay amounts borrowed when due it may have to sell securities when it would rather not do so. The Portfolio currently intends to borrow money only from banks and only to accommodate redemption requests while effecting an orderly liquidation of securities. The changes to this policy are not expected to have any material effect on the operations or the management of the Equity Fund or the Portfolio. If the Equity Fund or the Portfolio intends to borrow to any material extent, this intention will be disclosed in the Equity Fund's prospectus or statement of additional information.

       D.  Concentration.  It> is proposed that the fundamental investment ~~policies~~ <policy restricting concentration in any one industry be amended to clarify that all or any portion of the assets of the Equity Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

       E.  Real Estate, Oil, Gas, Mineral Leases and Commodities.  It is proposed that the fundamental investment policy regarding commodities or commodity contracts be separated from the fundamental investment policy> regarding investments in real estate, real estate limited partnerships, <and interests in oil, gas or mineral leases. The current policy prevents the Equity Fund and the Portfolio from purchasing or selling real estate,> interests in oil, gas or mineral leases ~~and commodity~~<, commodities> or commodity contracts ~~be separated.~~ <in the ordinary course of business, with certain exceptions.> The proposed ~~policies would clarify that these restrictions do~~ <policy regarding commodities and commodity contracts would provide that the restriction does> not apply to investments in futures contracts or options on futures contracts. <Neither the Equity Fund nor the Portfolio has any current intention to invest in future contracts or options on future contracts. If the Equity Fund or the Portfolio were to do so, it would be disclosed in the Equity Fund's prospectus or statement of additional information.

       F.  Diversification.  It> is proposed that the fundamental investment policy that restricts each of the Equity Fund and the Portfolio, with respect to 75% of its assets, from investing more than 5% of its assets in any one company be eliminated. <The fundamental policy will be replaced with two non-fundamental policies. A non-fundamental policy is a policy that may be amended by the Trustees without a shareholder or investor vote. The non-fundamental policies will be the same as what is currently required under the 1940 Act for a "diversified" fund.> Each of the Equity Fund and the Portfolio is a "diversified" fund under the 1940 Act. ~~Under the 1940 Act, mutual funds that are "diversified"~~ <The non-fundamental policies will provide that:

    neither the Equity Fund nor the Portfolio> may ~~not~~, as to 75% of ~~their~~ <its total> assets, ~~invest~~ <purchase securities of any issuer if such purchase at the time thereof would cause> more than 5% of ~~their assets in any one company and cannot elect to be treated as non-diversified without shareholder approval. Accordingly, if this fundamental investment policy is eliminated, each of~~ <the Equity Fund's or the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer, with certain exceptions; and
    neither> the Equity Fund ~~and~~ <nor> the Portfolio ~~will remain a "diversified" fund under the 1940 Act and cannot elect to be treated as non-diversified without shareholder approval. In other words,~~ <may, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by> the Equity Fund ~~and~~ <or> the Portfolio ~~will remain "diversified" funds because of current law rather than because of a fundamental investment policy. The elimination of this fundamental investment policy will enable DSIL to take advantage of future regulatory changes (if the Trustees and DSIL decide that to do so would be in the best interests of the Equity Fund's shareholders and the Portfolio's investors) without the cost and delays of a shareholder or an investor meeting.~~<, as applicable, with certain exceptions.>

~~7.  Purchasing Securities on Margin, Writing Put or Call Options, or Engaging in Short Sales. It~~

       <G.  Investing in Illiquid Securities.  It> is proposed that the fundamental investment ~~policies concerning each of the Equity Fund's and the Portfolio's ability to purchase securities on margin, write put or call options or any combination thereof, and make short sales of securities or maintain a short position be eliminated. These fundamental investment policies are not required by law and the Equity Fund and the Portfolio believe that they may in the future unduly restrict their investments.~~

~~8.  Investing in Illiquid Securities.  It is proposed that the fundamental investment~~ policy concerning investments in illiquid securities <(securities for which there is no readily available market)> be eliminated. This fundamental policy will be replaced with a non-fundamental investment policy. ~~A non-fundamental investment policy is a policy that may be amended by the Trustees without a shareholder vote.~~ However, this non-fundamental policy will permit up to 15%, rather than 10%, of the net assets of the Equity Fund or the Portfolio, as applicable, to be invested in illiquid securities. <The absence of a trading market can make it difficult to establish a market value for illiquid securities. In addition, it may be difficult or impossible for the Equity Fund or the Portfolio to sell illiquid securities at the desired time and at an acceptable price. The change to this policy is not expected to materially affect the operations of the Equity Fund or the Portfolio.

       H.  Underwriting Securities. It is proposed that the fundamental investment policy concerning underwriting securities provide that neither the Equity Fund nor the Portfolio may underwrite securities issued by other persons, except that all or any portion of the assets of the Equity Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Equity Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.

       Currently, the policy permits the Equity Fund to invest all or any portion of its assets in the Portfolio. The revised policy will allow each of the Equity Fund and the Portfolio to invest its assets in multiple investment companies to the extent permitted by law, and will allow the Equity Fund and the Portfolio the flexibility to pursue different investment structures. Neither the Equity Fund nor the Portfolio has any intention to invest in multiple investment companies. If the Equity Fund or the Portfolio were to do so, it would be disclosed in the Equity Fund's prospectus or statement of additional information.

       I.  Issuance of Senior Securities. It is proposed that the fundamental investment policy concerning the issuance of senior securities provide that neither the Equity Fund nor the Portfolio may issue senior securities if such issuance is specifically prohibited by the 1940 Act. Minor technical changes that are not expected to have a material effect on the operations or management of the Equity Fund or the Portfolio are being made to the existing policy regarding senior securities.

It is proposed that each of the following fundamental investment policies be removed:

       J.  Purchasing Securities on Margin. Currently, the Equity Fund and the Portfolio are prohibited from purchasing securities on margin although they may obtain short-term credit in connection with the settlement of securities transactions. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the Securities and Exchange Commission currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). The Trustees have recommended the elimination of this policy on margin transactions to provide the Equity Fund and the Portfolio with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. The elimination of this policy is not expected to have any material effect on the operations or management of the Equity Fund or the Portfolio.

       K.  Writing Put or Call Options. Currently, the Equity Fund and the Portfolio are prohibited from writing, purchasing or selling certain types of options, with certain exceptions. This policy is not required by law and the Trustees have therefore recommended the elimination of this policy.

       A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by a fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by a fund. In order for a call option purchased by a fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the fund. If an option expires unexercised, the fund will receive nothing for its premium payment.

       When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. A fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

       The successful use of options depends on the ability to forecast correctly interest rate and market movements. The effective use of options also depends on a fund's ability to terminate option positions at times when it desirable to do so. There is no assurance that a fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the fund could result in losses on an option, including the entire investment by the fund in the option.

       Neither the Equity Fund nor the Portfolio has any current intention to write, purchase or sell options. If the Equity Fund or the Portfolio were to do so, it would be disclosed in the Equity Fund's prospectus or statement of additional information.

       L.  Engaging in Short Sales. Currently, the Equity Fund and the Portfolio are prohibited from making short sales of securities, except that the Equity Fund and the Portfolio may make short sales where the Equity Fund or the Portfolio, as applicable, owns or has the right to acquire at no added cost securities identical to those sold short and not more than 5% of the Equity Fund's or the Portfolio's, as applicable, net assets is held as collateral for such sales at any one time. The 1940 Act prohibits mutual funds from making short sales in contravention of applicable rules and regulations. However, the current fundamental investment policy is more restrictive than applicable law. Therefore, it is proposed that this policy be eliminated in its entirety in order to have the maximum amount of flexibility permitted by applicable law and to respond to any future changes in law.

       Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the fund must later purchase the security in order to return the security borrowed. If the portfolio manger of the fund has predicted accurately, the price at which the fund buys the security will be less than the price at which the fund earlier sold to security, creating a profit for the fund. However, if the price of the security goes up during this period, the fund will be forced to buy the security for more than the earlier sale price, causing a loss to the fund.

       Neither the Equity Fund nor the Portfolio currently intends to engage in short sales. If they were to do so, it would be disclosed in the Equity Fund's prospectus or statement of additional information. >

       Please note that, other than as set forth above with respect to <diversification and> investing in illiquid securities, it is not proposed that the fundamental investment policies that are eliminated be replaced with non-fundamental investment policies.

       To give effect to these amendments ~~and to make clarifications to each of the Equity Fund's and the Portfolio's fundamental investment policies regarding its ability to underwrite securities and issue senior securities,~~ it is proposed that the fundamental investment policies of each of the Equity Fund and the Portfolio listed in Exhibit E be amended as indicated in that Exhibit.

The Evaluation by the Board of Trustees

       The Trustees believe that DSIL's ability to manage the Equity Fund's and the Portfolio's assets in a changing legal and investment environment will be enhanced by the proposed changes to the Equity Fund's and the Portfolio's fundamental investment policies. The Trustees also believe that by reducing the number of policies that can be changed only by shareholder vote, the Equity Fund or the Portfolio, as applicable, will have greater flexibility to modify policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments without the costs and delays associated with a shareholder meeting. For these reasons, the Trustees believe that the proposed amendments to the fundamental investment policies of the Equity Fund and the Portfolio are in the best interests of the shareholders of the Equity Fund.

Vote Required

       Because the investment policies are fundamental policies of the Equity Fund, approval of this Proposal will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Equity Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting, if more than 50% of the outstanding shares of the Equity Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Equity Fund.

       By voting in favor of this Proposal 5, Equity Fund shareholders will be authorizing the Equity Fund to vote in favor of such changes to the Portfolio's fundamental investment policies at the meeting of the Portfolio's investors. Because the investment policies are fundamental policies of the Portfolio, approval of this proposal with respect to the Portfolio will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, which means the affirmative vote by the lesser of (a) 67% or more of the interests of the Portfolio present at a meeting of the Portfolio's investors, if more than 50% of the outstanding interests of the Portfolio are represented at that meeting in person or by proxy or (b) more than 50% of the outstanding interests of the Portfolio.

       The Board of Trustees unanimously recommends that you vote FOR approval of the proposed amendments to the Equity Fund's and the Portfolio's fundamental investment policies.

_____________________________________________________________________________________
Proposal 6.	To vote on eliminating certain fundamental investment policies of the Bond Fund.

       Only <Bond Fund> shareholders ~~of the Bond Fund are being asked to~~ <may> vote on Proposal 6.

       The Bond Fund has adopted certain fundamental investment policies that, as a matter of law, cannot be changed without the approval of its shareholders. The Trustees have reviewed the Bond Fund's current fundamental investment policies <regarding diversification> and propose to eliminate two fundamental investment policies that they consider to be ~~unnecessarily restrictive. If the~~ <unnecessary. The> fundamental ~~investment~~ policies ~~described below are eliminated as proposed, the Bond Fund~~ will ~~continue to be managed as described in its current prospectus and statement of additional information.~~

~~It is proposed that the fundamental investment policies that restrict the Bond Fund, with respect to 75% of its assets, from~~

~~investing more than 5% of its assets in any one company and~~

~~holding more than 10% of the voting securities of any one company~~

~~be eliminated. It is not proposed that these fundamental investment policies~~ be replaced with <two> non-fundamental ~~investment~~ policies. <A non-fundamental policy is a policy that can be amended by the Trustees without a shareholder vote. The non-fundamental policies will be substantially the same as the fundamental policies proposed to be eliminated and the same as what is currently required under the 1940 Act for a "diversified" fund.> The Bond Fund <Portfolio> is a "diversified" fund~~. Under~~ <under> the 1940 Act~~, mutual funds that are "diversified"~~<. The non-fundamental policies will provide that:

    the Bond Fund> may not, as to 75% of ~~their~~ <its total> assets, ~~invest~~ <purchase securities of any issuer if such purchase at the time thereof would cause> more than 5% of  ~~their assets in any one company or hold~~ <the Bond Fund's total assets (taken at market value) to be invested in the securities of such issuer, with certain exceptions; and
    the Bond Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause> more than 10% of the voting securities of ~~any one company. As a "diversified" fund under the 1940 Act,~~ <such issuer to be held by> the Bond Fund ~~cannot elect to be treated as a non-diversified fund without shareholder approval. Accordingly, it is proposed that these fundamental policies be eliminated since the Bond Fund will be governed by the requirements applicable to diversified mutual funds under the 1940 Act.~~<, with certain exceptions.>

       To give effect to these ~~amendments~~ <changes>, it is proposed that the fundamental investment policies listed in Exhibit F be ~~eliminated. The elimination of these~~  <replaced with the non->fundamental policies ~~will enable DSIL to take advantage of future regulatory changes (if the~~ <listed in Exhibit F. The> Trustees ~~and DSIL decide that to do so would be in the best interests of the Bond Fund's shareholders)~~ <believe that by reducing the number of Bond Fund policies that can be changed only by shareholder vote, the Bond Fund will have greater flexibility to modify policies as appropriate, in response to changing laws and markets and in light of new investment opportunities and instruments> without the costs and delays associated with a shareholder meeting. ~~For this reason, the Trustees believe that the elimination of these fundamental investment policies is in the best interests of the shareholders of the Bond Fund.~~

Vote Required

       Because the investment policies are fundamental policies of the Bond Fund, approval of this Proposal will require the approval of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Bond Fund, which means the affirmative vote by the lesser of (a) 67% or more of the shares of the Bond Fund present at the Meeting, if more than 50% of the outstanding shares of the Bond Fund are represented at the Meeting in person or by proxy or (b) more than 50% of the outstanding shares of the Bond Fund.

       The Board of Trustees unanimously recommends that you vote FOR approval of the proposed ~~removal~~ <elimination> of two of the Bond Fund's fundamental investment policies.

_____________________________________________________________________________________
Proposal 7.	To vote on the selection of KPMG LLP as the independent certified public accountants for each Fund and the Portfolio.

Background

       KPMG LLP ("KPMG") has served as the Funds' and the Portfolio's independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission. KPMG has no direct or material indirect interest in either Fund or the Portfolio. Each Fund's shareholders are being asked to ratify the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of KPMG under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending July 31, 2001.

       Representatives of KPMG are not expected to be present at the Meeting but will be available by telephone to make a statement if they desire to do so and to respond to appropriate questions.

       It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection of KPMG. Proxies cast by the Equity Fund's shareholders in favor of ratifying the selection of KPMG will authorize the Equity Fund's Trustees to vote in favor of the ratification of KPMG as the independent public accountants of the Portfolio at a meeting of the Portfolio's investors.

Audit Fees

       For the fiscal year ended July 31, 2000, the aggregate fees billed by KPMG for professional services rendered for the audit of the Equity Fund's, Bond Fund's and Portfolio's annual financial statements and the review of interim financial statements were as follows:
Equity Fund:	$ 7,750
Bond Fund:	$ 6,500
Portfolio:	$16,000

Financial Information Systems Design and Implementation Fees

       For the fiscal year ended July 31, 2000, no fees were billed by KPMG for financial information systems design and implementation for the Equity Fund, the Bond Fund, the Portfolio, DSIL or the Distributor.

All Other Fees

       For the fiscal year ended July 31, 2000, the aggregate fees billed by KPMG for non-audit services provided to the Equity Fund, the Bond Fund, the Portfolio, DSIL and the Distributor, including tax-related services, were as follows:
Equity Fund:	$8,200
Bond Fund:	$3,000
Portfolio:	$7,250
DSIL:	N/A
Distributor:	N/A

Audit Committee Determinations

       The audit committee of the Funds and the audit committee of the Portfolio each has considered whether the provision by KPMG of non-audit services is compatible with maintaining KPMG's independence.

Vote Required

       Approval of this Proposal with respect to a Fund will require approval by the holders of a majority of the outstanding shares of that Fund which are present at the Meeting in person or by proxy. By voting in favor of this Proposal 7, Equity Fund shareholders will be authorizing the Equity Fund to vote in favor of this Proposal at the meeting of the Portfolio's investors.

       The Board of Trustees unanimously recommends that you vote FOR approval of KPMG LLP as the independent certified public accountants for each Fund and the Portfolio.

_____________________________________________________________________________________
Proposal 8.	To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments of the Special Meeting.

       The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

PART 4.       INFORMATION REGARDING THE FUNDS.

Interests of Certain Persons

       As of March 15, 2001, the Trustees and officers of the Funds, individually and as a group, owned beneficially or had the right to vote the following outstanding shares of the Funds:

Domini Social Equity Fund
	Amount of Beneficial Ownership	< Number of Shares	Percent> < of Shares>
Trustees of the ~~Funds~~ <Fund>
<Amy L. Domini	$215,849.62	6,999.015	Less than 1%
Julia Elizabeth Harris	$7,374.49	239.121	Less than 1%
Kirsten S. Moy	$16,429.02	532.718	Less than 1%
William C. Osborn	$75,289.94	2,441.308	Less than 1%
Karen Paul	$37,129.69	1,203.642	Less than 1%
Gregory A. Ratliff	$4,923.36	159.642	Less than 1%
Frederick C. Williamson, Sr.	$60,528.77	1,962.671	Less than 1%>
Officers of the ~~Funds~~ <Fund>
<David P. Wieder	$173,791.17	5,635.252	Less than 1%
Sigward M. Moser	$56,459.19	1,830.713	Less than 1%
Carole M. Laible	$44,476.03	1,442.154	Less than 1%>

All Trustees and officers of the ~~Funds~~ <Fund> as a group~~+~~	$692,251.28	22,446.540	Less than 1%>

Domini Social Bond Fund

	Amount of Beneficial Ownership	< Number of Shares	Percent> < of Shares>
Trustees of the ~~Funds~~ <Fund>
<Amy L. Domini	$21,668.87	2,025.128	Less than 1%
Karen Paul	$10,037.52	938.086	Less than 1%
Frederick C. Williamson, Sr.	$89,18.34	833.490	Less than 1%>
Officers of the ~~Funds~~ <Fund>
<David P. Wieder	$39,040.29	3,648.625	Less than 1%
Sigward M. Moser	$10,201.94	953.453	Less than 1%
Carole M. Laible	$1,502.80	140.449	Less than 1%>

All Trustees and officers of the ~~Funds~~ <Fund> as a group~~.~~	<$91,369.76	8,539.23	Less than 1%>

       As of the March 15, 2001, to the best knowledge of the Funds, the following persons owned of record 5% or more of the outstanding shares of the Funds:
	< Number of	Percent of
	Shares>	Shares>
Domini Social Equity Fund

<Charles Schwab & Co.	6,178,343.213	15.6894%
101 Montgomery Street
San Francisco, CA 94104

Manulife Financial	4,144,944.014	10.53%
250 Bloor Street East
Toronto, Ontario
Canada M4W 1E5

Fidelity Investments	2,281,337.003	5.79%
Inst. Operations as Agent
for Certain Employee Benefit
Plans
100 Magellan Way North
Covington, KY 41015-1987~~%~~

Domini Social Bond Fund

<Charles Schwab & Co.	196,816.161	19.89%
Special Custody Account for the
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Caisse Centrale Des Banques	39,272.267	4.00%
Populaires Bourse Etrangere
10 Rue Des Roquemonts Zac
BP 5062 14022 CAEN
Cedex, France~~%~~

Annual Report

       The Funds' Annual Report for the fiscal year ended July 31, 2000, including audited financial statements, has previously been sent to you and is available without charge by written request or by calling DSIL at <1-800-582-6757>.

Additional Information

       Each Fund is a series of Domini Social Investment Trust (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under an Amended and Restated Declaration of Trust dated as of March 1, 1990. The Equity Fund was designated as a separate series of the Trust on March 1, 1990. The Bond Fund was designated as a separate series of the Trust on January 20, 2000. The mailing address of the Trust is 536 Broadway, 7th Floor, New York, New York 10012.

       The Funds' distributor is DSIL Investment Services LLC, 536 Broadway, 7th Floor, New York, New York 10012. PFPC, Inc. acts as transfer agent and dividend disbursing agent for each Fund. The principal business address of PFPC, Inc. is 4400 Computer Drive, Westborough, Massachusetts 01581. Investors Bank & Trust Company ("IBT") acts as the custodian for each of the Funds. IBT's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

Submission of Certain Proposals

       The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Carole M. Laible, Secretary

April ~~2,~~ <6,> 2001

Exhibit A

SUBMANAGEMENT AGREEMENT

       SUBMANAGEMENT AGREEMENT, dated as of May 1, 2001, by and between Domini Social Investments LLC, a Massachusetts limited liability company ("DSI" or the "Manager"), and SSgA Funds Management, Inc. ("SSgA" or the "Submanager").

       WITNESSETH:

       WHEREAS, the Domini Social Index Portfolio (the "Portfolio") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

       WHEREAS, DSI has entered into a Management Agreement (the "Management Agreement") with the Portfolio wherein DSI has agreed to serve as Manager to the Portfolio;

       WHEREAS, DSI desires to retain the Submanager to furnish it with portfolio investment advisory services in connection with DSI's investment advisory activities on behalf of the Portfolio, and the Submanager is willing to furnish such services to DSI;

       NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1.       APPOINTMENT OF SSgA.

       In accordance with and subject to the Management Agreement between the Portfolio and the Manager, the Manager hereby retains SSgA to act as the Submanager for the Portfolio for the period and on the terms set forth in this Agreement. The Submanager accepts such appointment and agrees to provide an investment program for the Portfolio for the compensation provided by this Agreement.

       2.       DUTIES OF THE SUBMANAGER.

       The Submanager shall provide the Portfolio and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of the Portfolio's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment activities relating to the Portfolio.

       The Submanager shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio allocated by the Manager to the Submanager shall be held uninvested, subject always to the restrictions of the Portfolio's Declaration of Trust, dated June 7, 1989, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current registration statement of the Portfolio and, subject further, to the Submanager notifying the Manager in advance of the Submanager's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Submanager shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Portfolio may at any time, upon written notice to the Submanager, suspend or restrict the right of the Submanager to determine what securities shall be purchased or sold on behalf of the Portfolio and what portion, if any, of the assets of the Portfolio allocated by the Manager to the Submanager shall be held uninvested. The Manager acknowledges that any such suspension or restriction may prevent the Submanager from furnishing an investment program in accordance with the Portfolio's then-current registration statement and that any such failure directly resulting from such suspension or restriction shall not constitute a breach of the Submanager's duties hereunder. The Submanager shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's portfolio securities shall be exercised. Should the Board of Trustees of the Portfolio or the Manager at any time, however, make any definite determination as to an investment policy applicable to the Portfolio and notify the Submanager thereof in writing, the Submanager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

       The Submanager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it (including State Street Capital Markets LLC, an affiliate of the Submanager who, in accordance with applicable laws, may place trades for the Portfolio on the floor of a national securities exchange), and to that end the Submanager is authorized as the agent of the Portfolio to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. The Submanager will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Submanager, the Manager or a respective "affiliated person" thereof exercises investment discretion. The Submanager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Submanager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Submanager, the Manager and any "affiliated person" thereof have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Submanager may deal with itself or with the Trustees of the Portfolio or the Portfolio's underwriter or distributor to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Portfolio, in its discretion, may instruct the Submanager to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees if it determines that the use of such brokers and/or dealers is in the best interest of the Portfolio. In this event, the Submanager shall not be liable for the acts or omissions of the brokers and/or dealers so elected.

       3.       ALLOCATION OF CHARGES AND EXPENSES.

       The Submanager shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Portfolio will pay all of its own expenses including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "interested persons" of the Portfolio; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Portfolio; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Portfolio; expenses relating to the issuance and redemption of beneficial interests in the Portfolio and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio may be a party and the legal obligation which the Portfolio may have to indemnify its Trustees and officers with respect thereto.

       4.       COMPENSATION OF THE SUBMANAGER.

       For the services to be rendered by the Submanager hereunder, the Manager shall pay to the Submanager a fee computed as specified in the Schedule A which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Submanager at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee calculation shall be based on the Portfolio's average daily net assets for the month involved. If SSgA serves as Submanager for less than the whole of any period specified in this Section 4, the compensation to SSgA, as Submanager, shall be prorated.

       5.       COVENANTS OF THE SUBMANAGER.

       The Submanager agrees that it will not deal with itself, or with the Trustees of the Portfolio or the Portfolio's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests of the Portfolio, except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current registration statement of the Portfolio relative to the Submanager and its directors and officers.

       6.       LIMITATION OF LIABILITY OF THE SUBMANAGER.

       The Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Submanager" shall include directors, officers and employees of the Submanager as well as the Submanager itself. The Portfolio is expressly made a third party beneficiary of this Agreement and may enforce any obligations of the Submanager under this Agreement and recover directly from the Submanager for any liability the Submanager may have hereunder.

       7.       ACTIVITIES OF THE SUBMANAGER.

       The services of the Submanager to the Portfolio are not to be deemed to be exclusive, the Submanager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers and investors of the Portfolio or the Manager are or may be or may become interested in the Submanager as directors, officers, employees or otherwise and that directors, officers and employees of the Submanager are or may become similarly interested in the Portfolio or the Manager and that the Submanager may be or may become interested in the Portfolio as an investor or otherwise.
8.	DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT.

       This Agreement shall become effective as of May 1, 2001, shall govern the relations between the parties hereto thereafter and shall remain in force until June 26, 2002, on which date it will terminate unless its continuance after June 26, 2002 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" of the Portfolio or of DSI or the Submanager at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Portfolio or by "vote of a majority of the outstanding voting securities" of the Portfolio. Notwithstanding the immediately preceding sentence of this Section 8, this Agreement shall terminate on May 31, 2001 unless on or before such date this Agreement is approved by the holders of beneficial interests in the Portfolio in accordance with the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act.

       This Agreement may be terminated at any time without the payment of any penalty by (i) the Trustees of the Portfolio, (ii) the "vote of a majority of the outstanding voting securities" of the Portfolio or (iii) DSI with the prior consent of the Trustees of the Portfolio, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated at any time without the payment of any penalty by the Submanager on not less than 90 days' written notice to the Manager and the Trustees of the Portfolio.

       This Agreement shall automatically terminate in the event of its "assignment." This Agreement constitutes the entire agreement between the parties and may be amended only if such amendment is approved by the parties hereto, the Trustees of the Portfolio and the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such vote without violating the 1940 Act or any exemptive order granted thereunder).

       The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

       9.       GOVERNING LAW.

       This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

[Signature page follows]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

SSGA FUNDS MANAGEMENT, INC.

By: ______________________________
Title:

DOMINI SOCIAL INVESTMENTS LLC

By: ___________________________________
Title:

Schedule A

Pursuant to Section 4, the Manager shall pay the Submanager compensation at the following annual rates:

0.02% of the first $1 billion of net assets managed
0.01% of the next $1 billion of net assets managed
0.0075% of net assets managed in excess of $2 billion

In no event shall the fees paid by the Manager to the Submanager pursuant to this Agreement be less than $300,000 per year.

Exhibit B

~~[~~

SSgA Index Funds

~~]~~

<Fund	Net Assets> ~~Exhibit C~~ <as of 12/31/00	Fees (Annual rates based on net assets)

State Street Institutional Investment Trust State Street Equity 500 Index Portfolio State Street MSCI EAFE Index Portfolio	$2,957,270,671.00 $87,427,124.00	0.045% 0.08%

SSB Citi Asset Management Citi U.S. Bond Index Fund	$20,671,557.95	0.05%
Citi U.S. 1000 Index Fund Citi Technology Index Fund Citi Small Cap Index Fund Citi NASDAQ-100 Index Fund Citi Health Science Index Fund Citi Global Titans Index Fund Citi Financial Service Index Fund	$13,019,407.00 $2,786,890.00 $13,636,627.00 $3,079,070.00 $5,700,250.00 $4,254,122.00 $5,398,400.00	0.05% 0.05% 0.05% 0.04% 0.05% 0.04% 0.05%

Salomon Smith Barney Smith Barney (TRAK) Fund International Equity Investments	$506,531,278.00	0.06%

American Express Financial AXP International Equity Index Fund	$21,787,214.00	0.15% on first $50 million 0.08% on next $50 million 0.05% thereafter

GE Investments S&P 500 Index Fund GE Institutional S&P 500 Index Fund GE Funds GE S&P 500 Index Fund	$723,442,063.00 $118,608,918.00 $27,267,595.00	0.05% on first $100 million 0.04% on next $200 million 0.03% thereafter (same fee for each fund)

Franklin Templeton Franklin S&P 500 Index Fund	$55,304,158.00	0.05% on first $50 million 0.04% on next $50 million 0.02% thereafter

Delaware Investments Delaware S&P 500 Index Fund	$28,332,859.00	0.05% on first $50 million 0.04% on next $50 million 0.02% thereafter

Copeland Financial Services American Odyssey Emerging Opportunities Fund (Russell 2500) American Odyssey Core Equity Fund (S&P 500)	$121,443,744.00 $149,895,402.00	0.08% on first $50 million 0.06% on next $50 million 0.04% thereafter 0.05% on first $50 million 0.04% on next $50 million 0.02% thereafter

John Hancock Variable Series Trust I Equity Index Fund	$525,390,736.00	0.07% on first $75 million 0.06% on next $50 million 0.05% on next $275 million 0.03% thereafter

Sage Life Investment Trust S&P 500 Equity Index EAFE Equity Index NASDAQ 100 Index Fund	$4,701,893.00 $17,607,010.00 $697,031.00	0.05% 0.15% 0.10%

Ameritas Life Insurance Corp. Ameritas Index 500 Portfolio	$182,781,399.00	0.05%

Providentmutual Equity 500 Index Portfolio	$365,023,888.00	0.025% on first $200 million 0.02% on next $500 million 0.015% thereafter

Liberty Variable Investment Trust Fund Liberty S&P Index Fund, Variable Series	$12,131,371.00	0.05%

Exhibit C-1>

(Cover Page and Table of Contents Omitted.)

SECOND> AMENDED AND RESTATED
DECLARATION OF TRUST

OF

DOMINI SOCIAL INVESTMENT TRUST

Dated as of ~~March 1, 1990~~<                 >

       WHEREAS, ~~the Trustees have previously~~ <DOMINI SOCIAL INVESTMENT TRUST was> established ~~a trust through~~ <pursuant to> a Declaration of Trust dated June 7, 1989 <and amended and restated as of March 1, 1990, as amended (the "Original Declaration"),> for the investment and reinvestment of funds contributed thereto; ~~and~~

~~WHEREAS, no shares having ever been issued pursuant to such Declaration of Trust, the Trustees hereby amend and restate such Declaration of Trust; and~~

       WHEREAS, the Trustees desire that the beneficial interest in the ~~trust~~ <Trust> assets <continue to> be divided into transferable Shares of Beneficial Interest (~~without~~ par value <$0.00001 per share>) ~~("Shares")~~ issued in one or more series<,> as hereinafter provided;

~~and~~

       <WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;>

       NOW THEREFORE, the Trustees hereby ~~declare~~ <confirm> that all money and property contributed to the ~~trust established~~ <Trust> hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares <of Beneficial Interest (par value $0.00001 per share)> issued hereunder and subject to the provisions hereof<, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows>.

ARTICLE I

NAME AND DEFINITIONS

       Section 1.1. Name. The name of the ~~trust~~ <Trust> is ~~hereby amended to be "~~ Domini Social Investment Trust~~"~~.

       Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

       (a)       "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

       (b)       "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

       (c)       "Commission" has the meaning given that term in the ~~l940~~ <1940> Act.

       (d)       ~~"Custodian" means a party employed by the Trust to furnish services as described in Article X of the By-Laws.~~

~~(e)~~"Declaration" means this <Amended and Restated> Declaration of Trust<,> as amended from time to time. Reference in this Declaration of Trust to ~~"DECLARATION", "HEREOF", "HEREIN", and "HEREUNDER~~ <"Declaration," "hereof," "herein" and "hereunder>" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

~~(f)~~
       <(e)>       "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

~~(g)~~
       <(f)>       "Interested Person" has the meaning given that term in the ~~l940~~ <1940> Act.

~~(h)~~
       <(g)>       "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

~~(i)~~
       <(h)>       "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the ~~l940~~ <1940> Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series <or class>, as the context may require<, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.>

~~(j)~~
       <(i)>       "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time<, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.>

~~(k)~~
       <(j)>       "Person" means and includes individuals, corporations, <limited liability companies,> partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

~~(l)~~
       <(k)>       "Shareholder" means a record owner of outstanding Shares.

~~(m)~~
       <(l)>       "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series <or class> of Shares established by the Trustees pursuant to Section ~~6.9~~ <6.11> hereof, ~~equal proportionate~~ transferable units into which such series <or class> of Shares shall be divided from time to time <in accordance with the terms hereof>. The term "Shares" includes fractions of Shares as well as whole Shares.

~~(n)~~
       <(m)>       "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section ~~4.4~~ <4.5> hereof.

~~(o)~~
       <(n)>       "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section ~~4.4~~  <4.5> hereof.

~~(p)~~
       <(o)>       "Trust" means the trust ~~created hereby.~~ <hereunder.>

~~(q)~~
       <(p)>       "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series <or class> of Shares pursuant to Section 6.9 <or Section 6.10> hereof.

~~(r)~~
       <(q)>       "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

       <(r)       "Trustees Emeritus" means those former Trustees who, from time to time, elect to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.>

ARTICLE II

TRUSTEES

       Section 2.1. Number ~~Of~~ <of> Trustees. The number of Trustees shall be such number as shall be fixed from time to time ~~by a written instrument signed~~ by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three nor more than 15.

       Section 2.2. Term of Office of Trustees. A Trustee may be elected either by the Shareholders <of the Trust> or, as provided in ~~this~~ <the> Declaration and subject to the limitations of the 1940 Act, by the Trustees. Subject to ~~the~~ <all applicable> provisions ~~of Section 16(a)~~ of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or<, if sooner,> until <his or her death or> the election and qualification of his or her successor; except that<:>

       (a)       any Trustee may resign his <or her> trust (without need for prior or subsequent accounting) by an instrument in writing signed by ~~him~~ <that Trustee> and delivered to the ~~other Trustees~~ <Trust>, which shall take effect upon such delivery or upon such later date as is specified therein;

       (b)       any Trustee may be removed ~~with cause,~~ at any time<, with or without cause,> by written instrument signed by at least two<-> thirds of the remaining Trustees, specifying the date when such removal shall become effective;

       (c)       any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two<->thirds of the Trustees shall, automatically and without action of such ~~Trustees~~ <Trustee> or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (d)       any Trustee who has <served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (e)       any Trustee who has> become incapacitated by illness or injury, as determined by a majority of the other Trustees <in their reasonable judgment>, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his <or her> retirement; and

~~(e)~~
       <(f)>       a Trustee may be removed at any meeting of Shareholders by a vote of ~~two thirds~~ <Shares representing two-thirds of the voting power> of the outstanding Shares of ~~each series. For purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings~~ <the Trust>.

Upon the resignation, retirement or removal of a Trustee, or his <or her> otherwise ceasing to be a Trustee, ~~he~~ <that individual> shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, ~~his~~ <that Trustee's> legal representative shall execute and deliver on his <or her> behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. <Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.>

       Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement~~,~~ <or> removal ~~or inability~~ of any of the Trustees, or in case a vacancy shall, by reason of an increase in number <of Trustees>, or for any other reason, exist, <a majority of> the remaining Trustees ~~shall~~ <may> fill such vacancy by appointing such other individual as they in their discretion shall see fit. ~~Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.~~ Any such appointment shall not become effective, however, until the person ~~named in the written instrument of appointment~~ <appointed> shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. ~~Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.~~ An appointment of a Trustee may be made by the Trustees then in office ~~and notice thereof mailed to Shareholders as aforesaid~~ in anticipation of a vacancy to occur by reason of retirement, resignation<, removal> or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation<, removal> or increase in number of Trustees. The power of appointment is subject to ~~the~~ <all applicable> provisions ~~of Section 16 (a)~~ of the 1940 Act.

       Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any ~~one~~ of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of ~~this~~ <the> Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, ~~the~~ <or while any Trustee is incapacitated, the other> Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration<, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees>. A written instrument certifying the existence of such vacancy <or incapacity> signed by a majority of the Trustees shall be conclusive evidence of the existence ~~of such vacancy~~ <thereof>.

       Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as ~~herein~~ otherwise expressly provided <herein>.

ARTICLE III

POWERS OF TRUSTEES

       Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

       The enumeration of any specific power herein shall not be construed as limiting the aforesaid power~~. Such powers of the Trustees may be exercised without order of or resort to any court.~~ <or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.>

       Section 3.2. Investments. (a) The Trustees shall have the power:

       (i)       to conduct, operate and carry on the business of an investment company;

       (ii)       to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of <securities of every nature and kind,> U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, ~~shares of, or any other interest in, any investment company as defined in the Investment Company Act of 1940, and securities of every nature and kind~~ <derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments>, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,
(A)	states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,
(B)

the U.S. Government, any foreign government, <or> any political subdivision or any agency or instrumentality of the U.S. ~~Government, any foreign government or any political subdivision of the U.S.~~ Government or any foreign government,

(C)	any international instrumentality,
(D)	any bank or savings institution, or
(E)	any corporation~~, trust, partnership~~ or ~~other~~ organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

~~or in "when issued" contracts for any such securities;~~

to retain Trust assets in cash and from time to time to change the ~~securities or obligations~~ <investments> in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

       (iii)       to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

       (b)       The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

       (c)       Notwithstanding any other provision of ~~this~~ <the> Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by ~~shareholders~~ <Shareholders> to either invest all or a portion of the Trust Property <of the Trust or, as applicable, the Trust Property of each series of the Trust>, or sell all or a portion of ~~the~~ <such> Trust Property and invest the proceeds of such sales, in ~~another~~ <one or more other> investment ~~company that is registered under~~ <companies to the extent not prohibited by> the 1940 Act.

       Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each ~~Person~~ <person> who may hereafter become a Trustee. Upon the resignation, <retirement,> removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

       Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property<,> whether capital or surplus or otherwise~~, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations~~.

       Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

       Section 3.6. Delegation~~; Committees~~. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees ~~or agents~~<, or any Investment Adviser, Distributor, custodian, agent or independent contractor> of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem <appropriate or> expedient.

       Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

       Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees<, Trustees> and Trustees <Emeritus>.

       Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein<, in the 1940 Act> or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with ~~this~~ <the> Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws ~~to the extent such power is not reserved to the Shareholders.~~ <at any time.>

       Section 3.10. Miscellaneous Powers. ~~The~~ <Without limiting the foregoing, the> Trustees shall have the power to:

       (a)       employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

       (b)       enter into joint ventures, partnerships and any other combinations or associations;

       (c)       ~~remove Trustees or fill vacancies in or add to their number,~~ elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, <in each case with or without cause,> and appoint ~~from their own number,~~ and terminate~~,~~ any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

       (d)       purchase, and pay for out of Trust Property, <such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,> insurance policies insuring the <assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring> Shareholders, ~~the~~ <any> Administrator, Trustees, <Trustees Emeritus,> officers, employees, agents, ~~the~~ <any> Investment Adviser, ~~the~~ <any> Distributor, <any custodian, any Transfer Agent, any shareholder servicing agent, or> selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

       (e)       establish pension, profit-sharing, Share purchase, <deferred compensation,> and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

       (f)       to the extent permitted by law, indemnify any ~~person~~ <Person> with whom the Trust has dealings, including any Investment Adviser, Administrator, ~~Custodian~~ <custodian>, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

       (g)       guarantee indebtedness or contractual obligations of others;

       (h)       determine and change the fiscal year of the Trust <or any series thereof> and the method by which its accounts shall be kept; and

       (i)       adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian, Distributor or Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.~~

~~Section 3.12. Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or Member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, Administrator or of the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:~~

~~(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;~~

~~(b) The Distributor from purchasing Shares as agent for the account of the Trust;~~

~~(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the current prospectus or statement of additional information for the Shares being purchased; or~~

~~(d) The Investment Adviser, the Distributor, the Administrator, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's Registration Statement under the Securities Act of l933, as amended, relating to the Shares.~~

ARTICLE IV

~~INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS~~

<SERVICE PROVIDERS>

       Section 4.1. Investment Adviser. Subject to ~~a Majority Shareholder Vote of the Shares of each series affected thereby~~ <applicable requirements of the 1940 Act>, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust <or any series thereof> on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

       Section 4.2. Distributor. ~~The~~ <Subject to applicable requirements of the 1940 Act, the> Trustees may in their discretion from time to time enter into one or more < exclusive or non-exclusive> distribution contracts providing for the sale of Shares <of one or more series or classes> whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements <or agency agreements> with ~~registered~~ securities dealers <or other Persons> to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

       Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the ~~provisions of this~~ Declaration or the By-Laws.

~~Such services may be provided by one or more Persons.~~

       <Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.>

       Section ~~4.4.~~ <4.5.> Transfer ~~Agent~~ and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency <or sub-transfer agency> and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust ~~or to shareholders of the Trust~~ as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of ~~this~~ <the> Declaration or the By-Laws. Such services may be provided by one or more Persons. Except as otherwise provided in the applicable shareholder servicing contract, a Shareholder Servicing Agent shall be deemed to be the record owner of outstanding Shares beneficially owned by <the> customers of such Shareholder Servicing Agent for whom it is acting pursuant to such shareholder servicing contract.

       Section ~~4.5~~ <4.6>. Parties to Contract. Any contract of the character described in <any> Section ~~4.1, 4.2, 4.3 or 4.4~~ of this Article IV ~~or any Custodian contract as described in Article X of the By-Laws~~ may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1~~, 4.2, 4.3 and 4.4~~ <through 4.5> above ~~or any Custodian contract as described in Article X of the By-Laws~~, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.5~~ <4.6>.

ARTICLE V

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
TRUSTEES AND OTHERS

       Section 5.1. No Personal Liability of Shareholders~~, Trustees, etc. No~~ <. No Shareholder or former> Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust <solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

       Section 5.2. Non-Liability of Trustees and Others>. No Trustee, <Trustee Emeritus,> officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust~~, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person~~; and all ~~such~~ Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. ~~If~~ <No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to> any Shareholder, Trustee, officer, employee, ~~or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Notwithstanding any other provision of this Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder of any Shares of any series other than Trust Property allocated or belonging to that series.~~

~~Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee~~ or agent of the Trust ~~shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof~~ for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his <or her> own bad faith, willful misfeasance, gross negligence or reckless disregard of his ~~duties.~~ <or her duties involved in the conduct of the individual's office.>

       Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

       (i)       every person who is or has been a Trustee<, Trustee Emeritus> or officer of the Trust <(hereinafter referred to as a "Covered Person")> shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him <or her> in connection with any claim, action, suit or proceeding in which ~~he~~ <that individual> becomes involved as a party or otherwise by virtue of ~~his~~ being or having been a Trustee<, Trustee Emeritus> or officer and against amounts paid or incurred by ~~him~~ <that individual> in the settlement thereof;

       (ii)       the words "claim~~"~~,<"> "action~~",~~<,"> "suit"~~,~~ or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement <or compromise>, fines, penalties and other liabilities.

       (b)       No indemnification shall be provided hereunder to a ~~Trustee or officer~~ <Covered Person>:

       (i)       against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that ~~he~~ <the Covered Person> engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office;

       (ii)       with respect to any matter as to which ~~he~~ <the Covered Person> shall have been finally adjudicated not to have acted in good faith in the reasonable belief that ~~his~~ <that individual's> action was in the best interest of the Trust; or

       (iii)       in the event of a settlement involving a payment by a Trustee<, Trustee Emeritus> or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a ~~Trustee or officer~~ <Covered Person>, unless there has been either a determination that such ~~Trustee or officer~~ <Covered Person> did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that ~~he~~ <that individual> did not engage in such conduct:

              (A)       by vote of a majority of the Disinterested Trustees <(as defined below)> acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

              (B)       by written opinion of ~~independent~~ legal counsel <chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent>.

       (c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any ~~Trustee or officer~~ <Covered Person> may now or hereafter be entitled, shall continue as to a ~~Person~~ <person> who has ceased to be ~~such a Trustee or officer~~ <a Covered Person> and shall inure to the benefit of the heirs, executors and administrators of such ~~Person~~ <person>. Nothing contained herein shall affect any rights to indemnification to which personnel ~~other than Trustees and officers~~<, including Covered Persons,> may be entitled by contract or otherwise under law.

       (d)       Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the ~~recipient~~ <Covered Person> to repay such amount if it is ultimately determined that ~~he~~ <the Covered Person> is not entitled to indemnification under this Section 5.3, provided that either:

       (i)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

       (ii)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or  ~~an independent~~ legal counsel <selected as provided in Section 5.3(b)(iii)(B) above> in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the ~~recipient~~ <Covered Person> ultimately will be found entitled to indemnification.

       As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

       <In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.>

       Section 5.4. No Bond Required ~~of Trustees~~. No Trustee<, Trustee Emeritus or officer> shall be obligated to give any bond or other security for the performance of any of his <or her> duties hereunder.

       Section 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~. No purchaser, lender, Shareholder Servicing Agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees <or officers> shall recite that the same is executed or made by them not individually, but as <or on behalf of> Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustee s<, officers> or Shareholders individually, but bind only the ~~trust~~ <Trust> estate, and may contain any further recital ~~which they or he may deem~~ <deemed> appropriate, but the omission of such recital shall not operate to bind any of the Trustees<, officers> or Shareholders individually. The Trustees ~~shall at all times~~ <may> maintain insurance for the protection of the Trust Property, Shareholders, Trustees, <Trustees Emeritus,> officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

       Section 5.6. <Good Faith Action;> Reliance on Experts~~, etc.~~ <. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.> Each Trustee and officer or employee of the Trust shall, in the performance of his <or her> duties, be <under no liability and> fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~an opinion~~ <advice> of counsel, or upon reports made to the Trust by any of its officers or employees or by ~~the~~ <any> Investment Adviser, the Distributor, Transfer Agent, <custodian,> any Shareholder Servicing Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee .

       <Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

       Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.>

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

       Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares <of Beneficial Interest (par value $0.00001 per Share)>, which may be divided into one or more series <and classes> as provided in ~~Section~~ <Sections> 6.9 <and 6.10> hereof. ~~Each such series shall have such class or classes of Shares as the Trustees may from time to time determine.~~ The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

       Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, ~~pre-emptive~~ <preemptive>, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series <or class> of Shares<. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.>

       Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and ~~the Shareholders~~ <each Shareholder from time to time>. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

       Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, <at such time or times,> and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection~~,~~ with<,> the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of <the Trust or of> any series <or class> into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series <or class>. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

       Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or any one or more Shareholder Servicing Agents< ,> which register or registers, taken together, shall contain the names and addresses <(which may be addresses for electronic delivery)> of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to ~~him as~~ <that Shareholder as provided> herein or in the By-Laws ~~provided~~, until ~~he~~ <the Shareholder> has given his <or her> address to the Transfer Agent, the Shareholder Servicing Agent which is the agent of record for such Shareholder, or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

       Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust ~~only~~ <in accordance with policies established> by the ~~record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the~~ Trustees~~, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder, of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made~~ <from time to time. Until so transferred>, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder ~~and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.~~

~~Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent, Shareholder Servicing Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law~~.

       Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given <(i)> if mailed, postage prepaid, addressed to any Shareholder of record at ~~his~~ <the Shareholder's> last known address as recorded on the register of the Trust<, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation>.

       Section 6.8. Voting Powers. The Shareholders shall have power to vote only (i) for the election ~~and~~ <of Trustees when that issue is submitted to Shareholders, and for the> removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract ~~as provided in Section 4.1 hereof~~ <on which a shareholder vote is required by the 1940 Act>, (iii) with respect to termination of the Trust <or any series or class to the extent and> as provided in Section 9.2 hereof, (iv) with respect to any amendment of ~~this~~ <the> Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets ~~as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series~~ to the extent and as provided in ~~Sections 9.5 and 9.6~~ <Section 9.4> hereof, ~~(vii)~~<(vi)> to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and ~~(viii)~~<(vii)> with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any ~~state~~  <other regulator having jurisdiction over the Trust>, or as the Trustees may consider necessary or desirable.

~~Each whole Share~~
       <A Shareholder of each series or class> shall be entitled to one vote ~~as to any~~ <for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each> matter on which ~~it~~ <such Shareholder> is entitled to vote and each fractional ~~Share~~ <dollar amount> shall be entitled to a proportionate fractional vote, except that <the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.> Shares held in the treasury of the Trust shall not be voted.

       <Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.>

       Shares <of all series> shall be voted ~~by individual series or class~~ <in the aggregate> on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9(g) hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued <and during any period when no Shares are outstanding>, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. At any meeting of Shareholders of the Trust or ~~of~~ any series or class of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and ~~which are not otherwise represented in person or by proxy at the meeting~~  <for which no voting instructions are received>, proportionately in accordance with the votes cast by ~~beneficial owners~~ <holders> of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

       Section 6.9. Series ~~Designation. As set forth in Appendix I hereto, the Trustees have authorized the division~~ of Shares<. Shares of the Trust may be divided> into series,  ~~as designated and~~ <the number and relative rights, privileges and preferences of which shall be> established ~~pursuant to the provisions of Appendix I and this Section 6.9. The~~ <and designated by the> Trustees, in their discretion, ~~may~~ <in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to> authorize the division of Shares into one or more ~~additional series, and the different series shall be established and designated, and the variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the Trustees~~ <series by establishing and designating one or more series of Shares> upon and subject to the following provisions:

       (a)       All Shares shall be identical <(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section 6.10 hereof)> ; except that there may be such variations ~~as shall be fixed and determined~~ <between different series as are approved> by the Trustees ~~between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.~~ <and as are consistent with applicable law.>

       (b)       The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any ~~unissued Shares or any~~ <Shares of any Series, including outstanding Shares, unissued Shares and> Shares previously issued and reacquired ~~of any series~~<,> into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

       (c)       All consideration received by the Trust for the ~~issuance~~ <issue> or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income ~~and~~<,> earnings ~~thereon~~, profits ~~therefrom~~, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits~~,~~ <and> proceeds <thereof>, funds<,> or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them ~~to and~~ among any one or more of the series established and designated from time to time in such manner and on such basis as ~~the Trustees~~ <they>, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No Shareholder of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. <No Shareholder of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.>

       (d)       The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities~~, expenses, costs, charges or reserves~~ attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

       (e)       The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series ~~which is hereinafter described~~.

       (f)       Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be monthly or otherwise, pursuant to a standing ~~vote or votes~~ <resolution or resolutions> adopted only once or with such frequency as the Trustees may determine, to the Shareholders of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. ~~All~~ <Subject to differences among classes, all> dividends and distributions on Shares of a particular series shall be distributed ~~PRO RATA~~ <pro rata> to the Shareholders of that series in proportion to the number <and value> of Shares of that series held by such Shareholders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a ~~PRO RATA~~ <pro rata> share of the net assets of such series only.

       (g)       Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares <of all series> then entitled to vote shall be voted ~~by individual series~~ <in the aggregate>, except that (i) when required by the ~~l940~~ <1940> Act to be voted ~~in the aggregate~~ <by individual series or class>, Shares shall not be voted ~~by individual series~~ <in the aggregate>, and (ii) when the Trustees have determined that ~~the~~ <a> matter affects only the interests of Shareholders of ~~one or more~~ < particular> series <or classes of Shares>, only Shareholders of such series <or classes of Shares, as applicable,> shall be entitled to vote thereon.

~~(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.~~

~~(i) Notwithstanding anything in this Declaration to the contrary, the~~
       <Section 6.10. Classes of Shares. The> Trustees may, in their discretion, authorize the division of Shares of <the Trust (or> any series <of the Trust)> into ~~Shares of~~ one or more classes ~~or subseries of such series~~<, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time>. All Shares of a class ~~or a subseries~~ shall be identical with each other and with the Shares of each other class ~~or subseries of~~ <of the Trust or> the same series <of the Trust (as applicable),> except for such variations between classes ~~or subseries~~ as may be approved by the Board of Trustees and ~~be permitted under~~ <not prohibited by> the 1940 Act ~~or pursuant to any exemptive order issued by the Commission.~~<.

       Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

       The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

       No Shares of any series have, as of the date hereof, been divided into classes.>

ARTICLE VII
REDEMPTIONS

       Section 7.1. Redemptions. ~~In case any Shareholder at any time desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificate, a written request or~~ <All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such >other ~~such~~ form of request as the Trustees may <determine) at such office or agency as may be designated> from time to time ~~authorize, at the office of the Transfer Agent, the Shareholder Servicing Agent which is the agent of record for such Shareholder, or at the office of any bank or trust company, either in or outside of the Commonwealth of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated in writing~~ for that purpose~~, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust~~ <in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed> at the net asset value ~~per Share~~ thereof~~,~~ next determined after ~~such deposit as provided in~~ <acceptance of such request, less any applicable redemption fee or sales charge.

       Subject to> Section ~~8.1~~ <7.2> hereof~~. Payment~~<, payment> for said Shares shall be made to the Shareholder ~~within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the~~ <in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have> Shares ~~to be~~  redeemed ~~is delayed, in either of which events payment may be delayed beyond seven days.~~ <in-kind.>

       Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds ~~for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during which the Commission for the protection of Shareholders by order permits the suspension of the~~ <of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no> right of redemption or ~~postponement of the date of~~ payment of the redemption proceeds ~~; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds~~ until the Trust shall declare the suspension at an end~~, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive)~~. In the case of a suspension of the right of redemption, a Shareholder may either withdraw ~~his~~ <the Shareholder's> request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

       Section 7.3. Redemption of Shares; Disclosure of Holding. ~~If the~~ <The> Trustees ~~shall, at any time and in good faith, be of the opinion~~ <may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees> that direct or indirect ownership of Shares <of any series> has or may become concentrated in ~~any Person~~ <such Shareholder> to an extent ~~which~~ <that> would disqualify  ~~the Trust, or any~~ <that> series ~~of the Trust,~~ as a regulated investment company under the Internal Revenue Code of ~~l986,~~ <1986,> as amended ~~(the "Code"), then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number of Shares of the Trust, or such series of the Trust, sufficient to maintain or bring the direct or indirect~~<(or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that> ownership of Shares <by a particular Shareholder is not in the best interests of the remaining Shareholders> of the Trust~~, or such series of the Trust, into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares of the Trust, or such series of the Trust, to any Person whose acquisition of the Shares of the Trust, or such series of the Trust, would result in such disqualification~~ <or applicable series or class>. The redemption shall be effected at the redemption price and in the manner provided in Section ~~7.l~~ <7.1> hereof.

       The ~~Shareholders~~ <holders of Shares or other securities> of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares <or other securities> of the Trust as the Trustees deem necessary to comply with the provisions of the ~~Code~~ <Internal Revenue Code of 1986, as amended (or any successor statute thereto)>, or to comply with the requirements of any other <law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation> ~~authority. Upon the failure of a Shareholder to disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof.~~

~~Section 7.4. Redemptions of Accounts of Less Than Minimum Amount. The Trustees shall have the power, and any Shareholder Servicing Agent with whom the Trust has so agreed (or a subcontractor of such Shareholder Servicing Agent) shall have the power, at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.l hereof if at such time the aggregate net asset value of the Shares owned by such Shareholder is less than a minimum amount as determined from time to time and disclosed in a prospectus of the Trust or in the Shareholder Servicing Agent's (or sub- contractor's) agreement with its customer. A Shareholder shall be notified that the aggregate value of his Shares is less than such minimum amount and allowed 60 days to make an additional investment before redemption is processed~~.

ARTICLE VIII

DETERMINATION OF NET ASSET VALUE,
NET INCOME AND DISTRIBUTIONS

       The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-~~Laws~~ <laws> or in a duly adopted vote ~~or votes~~ of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

ARTICLE IX

DURATION; TERMINATION OF TRUST;
AMENDMENT; MERGERS, ETC.

       Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

       Section 9.2. Termination of Trust. (a) The Trust may be terminated ~~(i)~~ <at any time> by a Majority Shareholder Vote of its Shareholders~~, or (ii) by the Trustees by written notice to the Shareholders~~. Any series of the Trust<, or any class of any series,> may be terminated <at any time> (i) by a Majority Shareholder Vote of the Shareholders of that series <or class>, or (ii) by the Trustees by written notice to the Shareholders of that series <or class>. Upon the termination of the Trust or any series of the Trust:

       (i)       The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

       (ii)       The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under ~~this~~ <the> Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust~~, collect the assets of the Trust~~ or series of the Trust, <collect its assets,> sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property ~~of the~~ <or> Trust ~~or series~~ <Property> of the ~~Trust~~ < series> to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay ~~the~~ <its> liabilities ~~of the Trust or series of the Trust~~, and ~~to~~ do all other acts appropriate to liquidate ~~the~~ <its> business ~~of the Trust or series of the Trust; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property of the Trust or series of the Trust shall require Shareholder approval in accordance with Section 9.4 or 9.6 hereof, respectively~~; and

       (iii)       After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property ~~of the~~ <or> Trust ~~or series~~ <Property> of the ~~Trust~~ <series>, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or < the> series ~~of the Trust~~ according to their respective rights.

<The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.>

       (b)       After termination of the Trust or series ~~of the Trust~~ <or class> and distribution to the Shareholders of the Trust or series  ~~of the Trust~~ <or class> as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series ~~of the Trust~~ <or class>, and the rights and interests of all Shareholders of the Trust or series ~~of the Trust~~ <or class> shall thereupon cease.

       Section 9.3. Amendment Procedure. (a) ~~This Declaration may be amended by a Majority~~ <Except as specifically provided herein, the Trustees may, without any> Shareholder ~~Vote of the Shareholders or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of~~ <vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,> the ~~Trust. The~~ Trustees may ~~also amend this Declaration~~<,> without ~~the vote or consent of Shareholders~~ <any Shareholder vote, amend the Declaration> to designate  ~~series in accordance with Section 6.9 hereof~~ <or redesignate series or classes>, to change the name<, principal office or registered agent> of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or <if they deem it necessary or advisable,> to conform ~~this~~ <the> Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of the regulated investment company provisions o f~~ <law, including the 1940 Act and> the Internal Revenue Code of ~~l986, as amended, or to (i) change the state or other jurisdiction designated herein as the state or other jurisdiction whose laws shall be the governing law hereof, (ii) effect such changes herein as the Trustees find to be necessary or appropriate (A) to permit the filing of this Declaration under the laws of such state or other jurisdiction applicable to trusts or voluntary associations, (B) to permit the Trust to elect to be treated as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of~~ 1986, as amended~~, or (C) to permit the transfer of shares (or to permit the transfer of any other beneficial interests or shares in the Trust, however denominated), and (iii) in conjunction with any amendment contemplated by the foregoing clause (i) or the foregoing clause (ii) to make any and all such further changes or modifications to this Declaration as the Trustees find to be necessary or appropriate, any finding of the Trustees referred to in the foregoing clause (ii) or clause (iii) to be conclusively evidenced by the execution of any such amendment by a majority of the Trustees~~ <(or any successor statute thereto)>, but the Trustees shall not be liable for failing <to do so. Shareholders shall have the right to vote on (i) any> ~~so to do.~~

~~(b) No~~ amendment ~~which the Trustees have determined~~ <that> would affect ~~the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of all series of Shares generally, and which would otherwise~~ <their right to vote granted in Section 6.8, (ii) any amendment to this Section 9.3(a), (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders, and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall> require a Majority Shareholder Vote <of the Shareholders of the Trust or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if> ~~under paragraph (a) of this Section 9.3, may be made except with the vote or consent by a Majority Shareholder Vote of Shareholders of such series.~~

~~(c) Notwithstanding any other provision of this Declaration to the contrary,~~ the Trustees shall <determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes> ~~have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.~~

~~(d) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series~~ of Shares, ~~by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series of Shares.~~ <then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

       (b)>       Nothing contained in ~~this~~ <the> Declaration shall permit the amendment of ~~this~~ <the> Declaration to impair the exemption from personal liability of the Shareholders, <former Shareholders,> Trustees, <Trustees Emeritus,> officers, employees and agents of the Trust or to permit assessments upon Shareholders <or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

       (c)>
~~(e)~~       A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders <(if applicable)> or by the Trustees as aforesaid <or a copy of the Declaration, as amended>, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

~~(f)~~
       <(d)>       Notwithstanding any other provision hereof, until such time as ~~a Registration Statement under~~ <Shares of a particular series or class are first issued> the ~~Securities Act of 1933, as amended, covering the first public offering of Shares of the Trust shall have become effective, this~~ Declaration may be <terminated or> amended in any respect <as to that series or class, and as to any series or class in which Shares are not outstanding,> by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

       Section 9.4. Merger, Consolidation and Sale of Assets. ~~The Trust~~ <Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof> may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series <or class> of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized <(a)> at any meeting of Shareholders called for such purpose by the vote of ~~the holders of~~  <Shares representing> two-thirds of the <voting power of the> outstanding Shares of all series of the Trust voting as a single class~~, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing without a meeting, consented to~~ <if the entire Trust is merging, consolidating or disposing of assets,> by the vote of ~~the holders of~~ <Shares representing> two-thirds of the <voting power of the outstanding Shares of the particular series if the entire series is merging, consolidating or disposing of assets, or by the vote of Shares representing two-thirds of the voting power of the outstanding Shares of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of Shares representing two-thirds of the voting power of the> outstanding Shares of all series of the Trust voting as a single class, or of the ~~affected series of the Trust, as the case may be~~ <particular series or class as described above>; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, ~~the vote or written consent by~~ <a> Majority Shareholder Vote <of all series of the Trust voting as a single class, or of the particular series or class as described above, or the written consent of the holders of Shares representing a majority of the voting power of the outstanding Shares of all series of the Trust voting as a single class, or of the particular series or class as described above,> shall be sufficient authorization~~; and any~~<. Any> such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. <Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.> Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust<, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity>.

       Section 9.5. Incorporation, Reorganization. ~~With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may~~ <The Trustees may, without the vote or consent of Shareholders,> cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust <or series or class of a trust>, unit investment trust, partnership, <limited liability company,> association or other organization to ~~take over~~ <acquire> all <or a portion> of the Trust Property <(or all or a portion of the Trust Property allocated or belonging to a particular series or class)> or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer ~~the~~ <such> Trust Property to any such corporation, trust <or series or class of a trust>, partnership, <limited liability company,> association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. ~~Subject to Section 9.4 hereof, the~~ <The> Trustees may also<, without the vote or consent of Shareholders,> cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust <(or series or class thereof)>, partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained in~~ <The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to> this Section 9.5<. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,> ~~shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.~~

~~Section 9.6. Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or~~ exchange ~~all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction~~ <offers>, or any other ~~trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.~~ <method approved by the Trustees.>

ARTICLE X
~~REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS~~

~~The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.~~

~~ARTICLE XI~~

MISCELLANEOUS

       Section ~~11.1.~~ <10.1.> Filing. ~~This~~ <The> Declaration and any <subsequent> amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other place or places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate<, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto>. Each amendment so filed shall ~~state or~~ be accompanied by a certificate signed and acknowledged by ~~a~~ <an officer or> Trustee stating that such action was duly taken in ~~the~~ <a> manner provided herein, and unless such amendment or such certificate sets forth some ~~later~~ < other> time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of ~~this~~ <the> original Declaration and the various amendments thereto.

       Section ~~11.2~~ <10.2>. Governing Law. ~~This~~ <The> Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

       <Section 10.3. Principal Office. The principal office of the Trust is 536 Broadway, 7th Floor, New York, New York 10012. The agent for service of process in the Commonwealth of Massachusetts is Amy L. Domini, 230 Congress Street, Boston, Massachusetts 02110. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.>

       Section ~~11.3.~~ <10.4.> Counterparts. ~~This~~ <The> Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

       Section ~~11.4~~ <10.5>. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, ~~is a~~ <appears to be an officer or> Trustee hereunder<,> certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~ <the> Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

       <Section 10.6. Provisions in Conflict with Law or Regulations.>
~~Section 11.5. Provisions in Conflict with Law or Regulations.~~
       (a)       The provisions of ~~this~~ <the> Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any <of> such ~~provision~~ <provisions> is in conflict with the 1940 Act, the regulated investment company <or other> provisions of the Internal Revenue Code of ~~l986,~~ <1986,> as amended <(or any successor statute thereto)>, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of ~~this~~ <the> Declaration; provided<,> however, that such determination shall not affect any of the remaining provisions of ~~this~~ <the> Declaration or render invalid or improper any action taken or omitted prior to such determination.

       (b)       If any provision of ~~this~~ <the> Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

       <IN WITNESS WHEREOF, the undersigned have executed this instrument as of the     day of         ,     .

[Trustee Signature Lines]

Appendix A

Establishment and
Designation of Series of Shares of
Beneficial Interest (par value $0.00001 per share)

       The Trustees> ~~Section 11.6. Principal Office. The principal office~~ of the Trust ~~is 6 St. James Avenue, 9th Floor, Boston, Massachusetts, 02116.~~<, acting pursuant to the Trust's Declaration, have previously established and designated the series (each, a "Fund") of Shares of Beneficial Interest listed below.

       1.       The Funds are:

                     Domini Social Equity Fund
                     Domini Social Bond Fund

       2.       Each Fund shall be authorized to hold cash, invest in securities, instruments and other property and use investment techniques as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund. Each Share of each Fund shall be redeemable as provided in the Declaration. Subject to differences among classes, each Share of each Fund shall be entitled to vote on matters on which Shares of the Fund shall be entitled to vote as provided in Section 6.8 of the Trust's Declaration of Trust, shall represent a pro rata beneficial interest in the assets allocated or belonging to the Fund, and shall be entitled to receive its pro rata share of the net assets of the Fund upon liquidation of the Fund, all as provided in Section 6.9 of the Declaration of Trust. The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

       3.       Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall have been deemed effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the 1940 Act or any successor rule, and the Declaration.

       4.       The assets and liabilities of the Trust shall be allocated among each Fund and any series of the Trust designated in the future as set forth in Section 6.9 of the Declaration.

       5.       Subject to the provisions of Section 6.9 and Article IX of the Declaration, the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of each Fund, or otherwise to change the special and relative rights of each Fund.

       6.       Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund.>

       IN WITNESS WHEREOF, the undersigned have executed this instrument as of ~~this 1st day of March, 1990.~~ <the     day of         ,     .

[Trustee signature lines]>

New Exhibit.
Marked to show changes from existing Declaration.

<Exhibit C-2

(Cover Page and Table of Contents Omitted.)

SECOND> ~~This is an~~ AMENDED AND RESTATED

DECLARATION OF TRUST

~~of the original~~
<OF

DOMINI SOCIAL INDEX PORTFOLIO

Dated as of

       This DECLARATION OF TRUST of> Domini Social Index Portfolio ~~made on the 7th day of June, 1989 and amended and restated the 11th day of October, 1989~~ <is made as of the     day of           , 2001> by the parties signatory hereto, as ~~trustees (such persons, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, being hereinafter called the "Trustees")-~~<Trustees (as defined in Section 1.2 hereof).>

W I T N E S S E T H:

       WHEREAS, the Trustees desire to form a <master> trust fund under the ~~law~~ <laws of the State> of New York <consisting of one or more subtrusts (or Series)> for the investment and reinvestment of ~~its~~ assets <contributed thereto>; and

       WHEREAS, it is proposed that the trust assets be composed of ~~funds~~ <money and other property> contributed ~~thereto by~~ <to the Series, such assets to be held and managed in trust for the benefit of> the holders of <beneficial> interests in ~~the trust entitled to ownership rights in the trust;~~ <such Series;>

       NOW, THEREFORE, the Trustees hereby declare that they will hold in trust all money and <other> property contributed to the ~~trust fund to~~ <Trust and will> manage and dispose of the same for the benefit of ~~the~~ <such> holders of <beneficial> interests ~~in the Trust~~ and subject to the provisions hereof, to wit:

ARTICLE I

<THE TRUST

       Section> 1.1. Name. The name of the ~~trust created hereby (the "Trust")~~ <Trust> shall be "Domini Social Index Portfolio"~~,~~ and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the ~~word~~ <term> "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, ~~agents,~~ employees ~~or holders of interests in the Trust. However, should the Trustees determine that the use of the name~~<, agents or independent contractors> of the Trust ~~is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name. Any such instrument shall have the status of an amendment to this Declaration.~~

<or its holders of beneficial interests.

       Section> 1.2. Definitions. ~~As used in this Declaration~~ <Wherever they are used herein>, the following terms ~~shall~~ have the following < respective> meanings:

       <(a)       "Book Capital Account" means, for any Holder at any time, the Book Capital Account of the Holder at such time with respect to the Holder's beneficial interest in the Trust Property of any Series, determined in accordance with the method established by the Trustees pursuant to Section 8.1 hereof. The Trust shall maintain separate records of Book Capital Accounts for each Series.

       (b)       "By-Laws" means the By-laws referred to in Section 3.9 hereof> ~~The terms "Affiliated Person", "Assignment" and "Interested Person" shall have the meanings given them in the 1940 Act~~, as amended from time to time.

~~"Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1 hereof.~~

~~"Book Capital Account" shall mean, for any Holder at any time, the Book Capital Account of the Holder for such day, determined in accordance with generally accepted accounting principles and the provisions of the 1940 Act.~~

~~"Commission" shall mean the Securities and Exchange Commission.~~

~~"Declaration" shall mean this Declaration of Trust~~

       <(c)       "Code" means the United States Internal Revenue Code of 1986,> as amended from time to time~~. References~~ <(or any corresponding provision or provisions of succeeding law).

       (d)       "Commission" has the meaning given that term in the 1940 Act.

       (e)       "Declaration" means this Seconded Amended and Restated Declaration of Trust, as amended from time to time. Reference> in this Declaration ~~to "Declaration", "hereof", "herein" and "hereunder"~~ <of Trust to "Declaration," "hereof," "herein" and "hereunder"> shall be deemed to refer to ~~the~~ <this> Declaration rather than the article or section in which such words appear.

~~"Fiscal Year" shall mean an annual period as determined by the Trustees.~~

       <(f)       "Governing Jurisdiction" means the State of New York. >

~~"Holders" shall mean as of any particular time all holders of record of Interests~~
       <(g)       "Holder" means the record holder of any Interest.

       (h)       "Institutional Investor(s)" means, when used with respect to each Series> of the Trust ~~at such time.~~<, any regulated investment company, segregated asset account, foreign investment company, common trust fund, group trust or other investment arrangement, whether organized within or without the United States of America, other than an individual, S corporation or partnership or a grantor trust beneficially owned by any individual, S corporation or partnership, unless, in the case of a partnership or a grantor trust beneficially owned by a partnership, the interests in the partnership are held by entities that otherwise meet the definition of Institutional Investor.>
~~"Interest(s)" shall mean the~~

       <(i)       "Interested Person" has the meaning given that term in the 1940 Act.

       (j)       "Interest" means the beneficial> interest of a Holder in the Trust <Property of any Series>, including all rights, powers and ~~'privileges~~ <privileges> accorded to Holders ~~in~~ <by> this Declaration, which interest may be expressed as a percentage, determined by calculating <for a particular Series>, at such times and on such basis~~,~~ as the Trustees shall from time to time determine, the ratio of each ~~Holders'~~ <Holder's> Book Capital Account balance to the total of all Holders' Book Capital Account balances. Reference herein to a specified percentage ~~in~~ <of>, or fraction of, Interests ~~of the Holders~~, means Holders whose combined Book Capital ~~Accounts~~ <Account balances> represent such specified percentage or ~~fraction of~~  <fraction of> the <combined> Book Capital ~~Accounts of all~~ <Account balances of all, or a specified group of,> Holders.
~~"Investment Adviser" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in Section 4.1 hereof.~~

       <(k)>       "Majority Interests Vote" ~~shall mean~~ <means> the vote, at a meeting of ~~the~~ Holders of ~~the Trust, of (A) 67%~~ <one or more Series as the context may require, of (A) 67%> or more <of the voting power> of the Interests present or represented at such meeting, if ~~the~~ Holders of more than 50% of the <voting power of all> Interests ~~of the Trust~~ <in such one or more Series> are present or represented by proxy<,> or ~~(B) more~~<(B) more> than 50% of the <voting power of all> Interests ~~of the Trust~~ <in such one or more Series>, whichever is less.

       <(l)       "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any Series pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

       (m)       "Person" means and includes>~~"Person" shall mean and include~~ individuals, corporations, <limited liability companies,> partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof<, whether domestic or foreign.>

       ~~"Registration Statement" shall mean the currently effective Registration Statement~~<(n)       "Redemption" means the complete withdrawal of an Interest of a Holder the result of which is to reduce the Book Capital Account balance of that Holder to zero, and the term "redeem" shall mean to effect a Redemption.

       (o)       "Series" means the subtrusts> of the Trust ~~under the 1940 Act.~~ <as the same are established and designated pursuant to Article VI hereof, each of which shall be a separate subtrust.>

~~"Trustees" shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms, hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office, who are herein referred to as the "Trustees", and reference in this Declaration to a Trustee or Trustees shall refer to such person or persons in their capacity as trustees hereunder.~~

       <(p)       "Trust" means the master trust established hereby and shall include each Series.>

~~"Trust Property" shall mean as of any particular time~~

       <(q)       "Trust Property" means> any and all property, real or personal, tangible or intangible, which ~~at such time~~ is owned or held by or for the account of ~~the Trust~~ <any Series or for the account of the Trustees, each component of which shall be allocated and belong to a Series to the exclusion of all other Series.

       (r)       "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee> or the Trustees <shall refer to such person or persons in their capacity as trustees hereunder.

       (s)       "Trustees Emeritus" means those former Trustees who,>

~~The "1940 Act" refers to the Investment Company Act of 1940, as amended~~ from time to time, ~~and the rules and regulations thereunder.~~ <elect to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.>

ARTICLE II

<TRUSTEES

       Section> 2.1. Number ~~and Qualification~~ <of Trustees>. The number of Trustees ~~small~~ <shall be such number as shall> be fixed from time to time by ~~written instrument signed by~~ a majority of the Trustees ~~so fixed then in office~~, provided, however, that the number of Trustees shall in no event be less than three ~~or~~ <nor> more than fifteen.

~~Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the individual named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of this Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. A Trustee shall be an individual at least 21 years of age who is not under legal disability.~~

       <Section> 2.2. Term ~~and Election~~ <of Office of Trustees>. A Trustee may be elected either by the Holders or, as provided in ~~this declaration~~ <the Declaration> and subject to the limitations of the 1940 Act, by the Trustees. ~~Each Trustee shall hold office during the lifetime of this Trust, or until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.~~

~~2.3. Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed by the affirmative vote of the Holders of two-thirds (2/3) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required .by Section 2.1 hereof) with cause, by the action of two-thirds of the remaining Trustees. Removal with cause includes, but is not limited to, the removal of a Trustee due to physical or mental incapacity. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.~~

~~2.4. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. No such vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of at least a majority of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Section 9.1 hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration.~~

~~2.5. Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary, an Assistant Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be mailed or otherwise given not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.~~

~~Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.~~

~~With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust within the meaning of Section 1.2 hereof or otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.~~

~~All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting.~~

~~2.6. Officers; Chairman of the Board. The Trustees shall, from time to time, elect a President, a Secretary and a Treasurer. The Trustees may elect or appoint, from time to time, a Chairman of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President shall be and the Secretary and Treasurer may, but need not, be a Trustee.~~

~~2.7. By-Laws. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust.~~ <Subject to all applicable provisions of the 1940 Act, a Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided or, if sooner, until his or her death or the election and qualification of his or her successor; except that:

       (a)       any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

       (b)       any Trustee may be removed at any time, with or without cause, by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

       (c)       any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (d)       any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (e)       any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and

       (f)       a Trustee may be removed at any meeting of Holders by a vote of two-thirds of the voting power of the outstanding Interests of the Trust.

Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

       Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

       Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

       Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.>

ARTICLE III

<POWERS OF TRUSTEES

       Section> 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by ~~this~~ <the> Declaration. The Trustees ~~may perform such acts as in their sole discretion are proper for conducting~~ <shall have power to conduct> the business of the Trust <and carry on its operations in any and all of its branches and maintain offices both within and without the State of New York, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees>.

       The enumeration of any specific power herein shall not be construed as limiting the aforesaid power <or any other power of the Trustees hereunder>. Such powers of the Trustees may be exercised without order of or resort to any court.

       <Section> 3.2. Investments. <(a)> The Trustees shall have <the> power ~~to~~:

       <(i)       to> conduct, operate and carry on the business of an investment company~~:~~<;>

       <(ii)       to> subscribe for, invest in, reinvest in, purchase or otherwise acquire, <own,> hold, pledge, sell, assign, transfer, exchange, distribute<, lend> or otherwise deal in or dispose of ~~United States~~ <securities of every nature and kind, U.S.> and foreign currencies ~~and related~~<, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative> instruments ~~including forward~~ <of every kind, "when-issued" or standby> contracts, and ~~securities,~~ <all types of obligations or financial instruments,> including, ~~common and preferred stock, warrants,~~ <without limitation, all types of> bonds, debentures, ~~time notes and all other evidences of indebtedness~~ <stocks>, negotiable or non-negotiable instruments, obligations, <evidences of indebtedness,> certificates of deposit or indebtedness, commercial paper, repurchase agreements, ~~reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts~~ <bankers' acceptances>, and other securities <of any kind, issued, created, guaranteed or sponsored by any and all Persons>, including, without limitation,

~~those issued, guaranteed or sponsored by any state, territory or possession~~

       <(A)       states, territories and possessions> of the United States and the District of Columbia and ~~their~~ <any> political ~~subdivisions, agencies and instrumentalities, or by the United States~~ <subdivision, agency or instrumentality of any such Person,

       (B)       the U.S.> Government, any foreign government, <or any political subdivision> or any agency~~,~~ <or> instrumentality ~~or political subdivision~~ of the ~~United States~~ <U.S.> Government or any foreign government,

       <(C)       any> international ~~instrumentalities, or by~~ <instrumentality,

       (D)>       any bank~~,~~ <or> savings institution, <or

       (E)       any> corporation or ~~other business entity~~ <organization> organized under the laws of the United States or  ~~under~~ <of any state, territory or possession thereof, or under any> foreign ~~laws~~ <law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested>; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more ~~persons, firms, associations, or corporations~~ <Persons> to exercise any of said rights, powers and privileges in respect of any of said ~~instruments; and the Trustees shall be deemed to have~~ <investments; and

       (iii)       to carry on any other business in connection with or incidental to any of> the foregoing powers ~~with respect to any additional securities in which the Trustees may determine to invest.~~

<, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

       (b)>       The Trustees shall not be limited to investing in <securities or> obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

~~3.3. Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that~~

       <(c)       Notwithstanding any other provision of the Declaration to the contrary,> the Trustees shall have the power ~~to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name~~ <in their discretion without any requirement of approval by Holders to either invest all or a portion of the Trust Property of each Series> of the Trust, or <sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

       Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series, or> in the name of any other Person ~~on behalf of the Trust~~ <or nominee>, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee ~~upon his due election and qualification~~. Upon the resignation, <retirement,> removal or death of a Trustee ~~he~~<, such Trustee> shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

       <Section> 3.4. ~~Sale~~ <Increases and Decreases> of Interests. ~~Subject to the more detailed provisions set forth in Articles VII and VIII, the Trustees shall have the power to permit persons to purchase Interests and to add to or reduce, in whole or in part, their Interest in the Trust.~~ <The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit any Institutional Investor to purchase an Interest in a Series, or increase such Interest, for such type of consideration, including cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees, in their discretion, may refuse to sell an Interest in a Series to any person without any cause or reason therefor. A Holder which has redeemed its Interest in a Series may not be permitted to purchase an Interest in such Series until the later of 60 calendar days after the date of such Redemption or the first day of the Series' fiscal year next succeeding the fiscal year during which such Redemption occurred.>

~~3.5. Borrow Money.~~

       <Subject to Article VII hereof, the Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit a Holder to redeem its Interest in a Series, or decrease such Interest, for either cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best.

       Section 3.5. Borrowing Money; Lending Trust Property.> The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the ~~assets of the Trust, including the lending of portfolio securities, and~~ <Trust Property,> to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other ~~person, firm, association or corporation.~~

<Person and to lend Trust Property.

       Section> 3.6. Delegation~~; Committees~~. The Trustees shall have power~~, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property,~~ to delegate from time to time to such of their number or to officers, employees ~~or agents~~<, any investment adviser, placement agent, custodian, agent or independent contractor> of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem <appropriate or> expedient.

       <Section> 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; ~~and~~ to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

       <Section> 3.8. Expenses. The Trustees shall have <the> power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of ~~this~~ <the> Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees ~~and~~ <, Trustees and Trustees Emeritus.

       Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the> Trustees. The Trustees may ~~pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable, and reimbursement for expenses reasonably incurred by themselves on behalf~~  <adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business> of the Trust <and may amend or repeal such By-Laws at any time.

       Section 3.10>~~3.9~~. Miscellaneous Powers. ~~The~~ <Without limiting the foregoing, the> Trustees shall have the power to:

       (a)       employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust ~~and terminate such employees or contractual relationships as they consider appropriate~~;

       (b)       enter into joint ventures, partnerships and any other combinations or associations;

       (c)       <elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

       (d)>       purchase, and pay for out of Trust Property, <such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,> insurance policies insuring the ~~Investment Adviser, Administrator, placement agent,~~ <assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring> Holders, <any administrator,> Trustees, <Trustees Emeritus,> officers, employees, agents, <any investment adviser, any placement agent, selected dealers> or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not <constituting negligence, or whether or not> the Trust would have the power to indemnify such Person against such liability;

       <(e)>       establish pension, profit-sharing<, deferred compensation,> and other retirement, incentive and benefit plans for any Trustees, officers, employees ~~and~~ <or> agents of the Trust;

~~(e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes;~~

       (f)       to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including ~~the Investment Adviser, Administrator~~ <any investment adviser, administrator, custodian>, placement agent, ~~Holders, Trustees, officers, employees, agents or independent contractors of the Trust~~ <transfer agent, and any dealer>, to such extent as the Trustees shall determine;

       (g)       guarantee indebtedness or contractual obligations of others;

       (h)       determine and change the ~~Fiscal Year~~ <fiscal year> of the Trust <or any Series thereof> and the method ~~in~~ <by> which its accounts shall be kept; and

       (i)       adopt a seal for the Trust, ~~but~~ <provided, that> the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~3.10. Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of New York, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with Trust Property.~~

ARTICLE IV

<SERVICE PROVIDERS>

       <Section> 4.1. Investment Advisory and Other Arrangements. The Trustees may in their discretion, from time to time, enter into investment advisory ~~and administrative services~~ contracts ~~or~~<, administration contracts,> placement agent <agreements or other service> agreements whereby the other party to such contract or agreement shall undertake to furnish ~~the Trustees~~ <with respect to one or more particular Series> such investment advisory, ~~administrative~~ <administration>, placement agent and/or other services as the Trustees shall, from time to time, consider <appropriate or> desirable and all upon such terms and conditions as the Trustees may in their <sole> discretion determine. Notwithstanding any ~~provisions~~ <provision> of this Declaration, the Trustees may authorize any ~~Investment Adviser~~ <investment adviser> (subject to such general or specific instructions as the Trustees may, from time to time, adopt) <to employ one or more subadvisers and> to effect purchases, sales, loans or exchanges of Trust Property on behalf of ~~the Trustees~~ <any Series> or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such ~~Investment Adviser (and~~ <investment adviser (>all without <any> further action by the Trustees).

~~Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.~~

       <Section 4.2. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons. >

       <Section 4.3>. Parties to Contract. Any contract of the character described in <any> Section ~~4.1~~ of this Article IV ~~or in the By-Laws of the Trust~~ may be entered into with any ~~corporation, firm, trust or association~~ <Person>, although one or more of the Trustees or officers of the Trust may be an officer, <partner,> director, ~~Trustee~~ <trustee>, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship~~,~~<;> nor shall any ~~person~~ <Person> holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of ~~said~~ <any such> contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was ~~reasonable and fair and~~ not inconsistent with the provisions of this Article IV or the By-Laws. The same ~~person (including a firm, corporation, trust, or association)~~ <Person> may be the other party to  ~~contracts~~ <more than one contract> entered into pursuant to ~~Section 4.1 above or the By-Laws of the Trust~~ <this Article IV>, and any individual may be financially interested or otherwise affiliated with ~~persons~~ <Persons> who are parties to any or all of the contracts mentioned in this Section ~~4.2~~ <4.3>.

ARTICLE V

<LIMITATIONS OF LIABILITY OF HOLDERS,
TRUSTEES AND OTHERS

       Section> 5.1. No Personal Liability of ~~Trustees. Officers. Employees. Agents: Liability of Holders; Indemnification. No Trustee, officer, employee or agent of the Trust~~ <Holders. No Holder or former Holder> shall be subject to any personal liability whatsoever to any Person~~, other than the Trust or its Holders,~~ in connection with Trust Property or the <acts, obligations or> affairs of the Trust~~, save only that arising from his~~ <solely by reason of being or having been a Holder. The Trust shall indemnify and hold each Holder and former Holder harmless from and against all claims and liabilities to which such Holder may become subject solely by reason of its being or having been a Holder (other than taxes payable by virtue of owning Interests), and shall reimburse such Holder for all legal and other expenses reasonably incurred by that Holder in connection with any such claim or liability. The rights accruing to a Holder or former Holder under this Section 5.1 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder or former Holder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Holder or former Holder, assume the defense of any claim made against such Holder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Holder or former Holder of any Series other than Trust Property allocated or belonging to such Series.

       Section 5.2. Non-Liability of Trustees and Others. No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or the Holders, in connection with Trust Property or the affairs of the Trust; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to any Holder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own> bad faith, willful misfeasance, gross negligence or reckless disregard of his ~~duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against~~ <or her duties involved in the conduct of the individual's office.

       Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

       (i)       every person who is or has been> a Trustee, <Trustee Emeritus or> officer~~, employee or agent~~ of the Trust  ~~arising~~<(hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her> in connection with ~~the affairs of the Trust. Each Holder shall be jointly and severally liable (with rights of contribution inter se in proportion to their respective Interests in the Trust) for the liabilities and obligations of the Trust in the event that the Trust fails to satisfy such liabilities and obligations; provided, however, that the Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject by reason~~ <any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue> of ~~his~~ being or having been a ~~Holder to the extent that such claim or liability imposes on the Holder an obligation or liability which, when compared to the obligations and liabilities imposed on other Holders, is greater than his Interest, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Holder under this Section 5.1 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.~~ <Trustee, Trustee Emeritus or officer and against amounts paid or incurred by that individual in the settlement thereof;>

~~5.2. Non-liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Holders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including~~

       <(ii)       the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include>, without limitation, ~~the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith,~~ <attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

       (b)       No indemnification shall be provided hereunder to a Covered Person:

       (i)       against any liability to the Trust or the Holders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in> willful misfeasance, <bad faith,> gross negligence or reckless disregard of ~~his duties.~~ <the duties involved in the conduct of that individual's office;>

~~5.3. Mandatory Indemnification. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except~~

       <(ii)>       with respect to any matter as to which ~~he~~ <the Covered Person> shall have been <finally> adjudicated <not> to have acted in ~~bad faith, willful misfeasance, gross negligence or reckless disregard of his duties: provided, however, that as to any matter disposed of by a compromise~~ <good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

       (iii)       in the event of a settlement involving a> payment by ~~such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be~~ <a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as> provided <in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person,> unless there has been <either> a determination that such <Covered> Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, <based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

              (A)       by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

              (B)       by written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

       (c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

       (d)       Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

       (i)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

       (ii)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 5.3(b)(iii)(B) above in a written opinion, shall determine,> based upon a review of readily available facts (as opposed to a full trial-type inquiry), that ~~he did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully~~ <there is reason to believe that the Covered Person ultimately will be found> entitled ~~; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in~~ <to indemnification.

       As used in this> Section ~~5.1 or to which he may be otherwise entitled except out~~ <5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person"> of the Trust ~~Property. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.~~

<(including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

       (e)       In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.

       Section> 5.4. No Bond Required ~~of Trustees~~. No Trustee<, Trustee Emeritus or officer> shall~~, as such,~~ be obligated to give any bond or  ~~surety or~~ other security for the performance of any of his <or her> duties hereunder.

       <Section> 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~. No purchaser, lender~~,~~ or other ~~person~~ <Person> dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate ~~or other interest or undertaking~~<, security> of the Trust <or undertaking>, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively ~~taken~~ < presumed> to have been executed or done by the executors thereof only in their capacity as Trustees~~,~~ <under the Declaration or in their capacity as> officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate ~~or other interest or undertaking~~<, security> of the Trust <or undertaking> made or ~~sold~~ <issued> by the Trustees or ~~by any officer, employee or agent of the Trust, in his capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee and agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to~~ <officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under> the Declaration, <and that the obligations of any such instrument are not binding upon any of the Trustees or officers individually, but bind only the Trust estate,> and may contain any further recital ~~which they may deem~~ <deemed> appropriate, but the omission of such recital shall not operate to ~~impose personal liability on~~ <bind> any of the Trustees ~~,~~ <or> officers~~, employees or agents of the Trust~~ <individually>. The Trustees may maintain insurance for the protection of the Trust Property, ~~its~~ Holders, Trustees, <Trustees Emeritus,> officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

       <Section> 5.6. <Good Faith Action;> Reliance on Experts~~, etc.~~ <. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.> Each Trustee and officer or employee of the Trust shall, in the performance of his <or her> duties, be <under no liability and> fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~an opinion~~ <advice> of counsel, or upon reports made to the Trust by any of its officers or employees or by any ~~Investment Adviser, Administrator, accountant, appraiser~~ <investment adviser, placement agent, custodian, accountants, appraisers> or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE VI

<INTERESTS>

       <Section 6.1. Beneficial Interest>. The beneficial interest in the ~~property of the~~ Trust <Property> shall consist of ~~non-transferable~~ Interests. ~~The Trustees may permit the purchase of Interests by any number of Persons. Subject to applicable law and to such restrictions~~ <Interests may be sold by the Trust only to Institutional Investors,> as may be ~~adopted~~  <approved> by the Trustees, ~~a Holder may increase or decrease its~~ <for cash or other consideration acceptable to the Trustees, subject to the requirements of the 1940 Act. The value of an> Interest  ~~without limitation.~~

<shall be equal to the Book Capital Account balance of the Holder of the Interest.

       Section> 6.2. Rights of Holders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Holders shall have no right or title therein other than the beneficial interest conferred by their Interests<,> and they shall have no right to call for any partition or division of any property, profits ~~or~~<,> rights <or interests> of the Trust. The Interests shall be personal property giving only the rights ~~in this Declaration~~ specifically set forth <in the Declaration. The>

~~6.3. Purchase of or Increase in~~  Interests~~. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interest of a Holder) and for such type of consideration, including cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.~~

~~6.4.~~ <shall not entitle the Holders to preference, preemptive, appraisal, conversion or exchange rights. By becoming a Holder each Holder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

       The Trust shall be entitled to treat a Holder of record as the holder in fact and shall not be bound to recognize any equitable or other claim of interest in such Holder's Interest on the part of any other entity except as may be otherwise expressly provided by law.

       Section 6.3.> Register ~~of Interests~~. A register ~~'shall~~ <shall> be kept ~~at the Trust~~ under the direction of the Trustees which shall contain the ~~names~~ <name, address> and ~~addresses of the Holders and the~~ Book Capital Account ~~balances~~ <balance> of each Holder~~. Each such~~ <in each Series. Such> register shall be conclusive as to ~~who are~~ the ~~Holders~~ <identity> of the ~~Trust and who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of~~ Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein ~~-~~provided, until it has given its address to such officer or agent of the ~~Trustees as shall keep the said~~ <Trust as is keeping such> register for entry thereon.

       <Section 6.4. Transfer. A Holder may transfer its Interest only with the prior written consent of the Trustees, which consent may be granted or withheld in the Trustees' sole discretion.

       Section> 6.5. ~~Non-Transferability. Interests shall not be transferable.~~

~~6.6.~~ Notices. Any and all notices to which any Holder ~~hereunder~~ may be entitled and any and all communications shall be deemed duly served or given <(i)> if mailed, postage prepaid, addressed to any Holder ~~of record at its last known address as recorded on the register of the Trust.~~ <at the Holder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Holder at the Holder's last known address for electronic delivery as recorded on the register of the Trust, or (iii) if otherwise sent in accordance with applicable law or regulation.

       Section 6.6. Voting Powers. Holders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Holders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any Series to the extent and as provided in Section 9.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in Section 9.4 hereof, and (vi) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

       On each matter submitted to a vote of the Holders, each Holder shall be entitled to a vote proportionate to its Book Capital Account as recorded on the books of the Trust. On each matter submitted to a vote of the Holders, a Holder may apportion its vote with respect to a proposal in the same proportion as its own shareholders voted with respect to that proposal.

       Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Interests representing a majority of the voting power of the Interests voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the Holders of any Series vote as a Series, then Interests representing a majority of the voting power of the Interests of that Series voted on the matter shall decide that matter insofar as that Series is concerned.

       All Series shall be voted in the aggregate on any matter submitted to a vote of the Holders of the Trust except as provided in Section 6.7(d) hereof. Until Interests are issued and during any period when no Interests are outstanding, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holder votes and meetings and related matters.

       Section 6.7. Series. The Trustees shall have authority and exclusive power, from time to time without the requirement of Holder approval, to establish Series, each of which shall be a separate subtrust and the Interests in which shall be separate and distinct from the Interests in any other Series. The Series shall include, without limitation, those Series specifically established and designated pursuant to Section 6.8 hereof. The Trustees shall also have exclusive power, subject to the provisions of this Declaration and the 1940 Act, to fix and determine the rights of Holders of Interests in the Series, including with respect to the price, terms and manner of purchase and redemption, distributions, rights on liquidation, sinking or purchase fund provisions, conversion rights and conditions under which the Holders of the several Series shall have separate voting rights or no voting rights.

       The Interests in each Series established on the date hereof and any Interests in any Series that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to some further Series at the time of establishing and designating the same) have the following relative rights and preferences:

       (a)       All consideration received by the Trust for the issue or sale of Interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Series for all purposes. No Holder of any particular Series shall have any claim on or right to any assets allocated or belonging to any other Series.

       (b)       The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Holders. Under no circumstances shall the assets allocated or belonging to any particular Series be charged with liabilities attributable to any other Series. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look only to the assets of that particular Series for payment of such credit, claim or contract.

       (c)       The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.

       (d)       Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Holders of the Trust, all Series shall be voted in the aggregate, except that (i) when required by the 1940 Act to be voted by individual Series, Series shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Holders of particular Series, only Holders of such Series shall be entitled to vote thereon.

       Section 6.8 Series Designations. The establishment and designation of any Series shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

       The Series designated as of the date hereof are set forth in Appendix A hereto.>

ARTICLE VII

<INCREASES, DECREASES AND REDEMPTIONS OF INTERESTS>

~~7.1. Decreases and Withdrawals. A Holder shall have the authority to decrease or withdraw~~
       <Subject to applicable law, to the provisions of this Declaration and to such restrictions as may from time to time be adopted by the Trustees, each Holder may vary> its Interest in  ~~the Trust, at such Holder's option, subject to the terms and conditions provided in this Article VII~~ <any Series at any time by an increase (through a capital contribution) or a decrease (through a capital withdrawal) or a Redemption of its Interest. An increase in the Interest of a Holder in a Series shall be reflected as an increase in the Book Capital Account balance of that Holder in that Series and a decrease in the Interest of a Holder in a Series or the Redemption of the Interest of that Holder shall be reflected as a decrease in the Book Capital Account balance of that Holder in that Series>. The Trust shall, upon ~~application of any Holder or pursuant to authorization~~ <appropriate and adequate notice> from any Holder, ~~and subject to this Article 7.1,~~ <increase,> decrease or ~~withdraw~~ <redeem> such Holder's Interest for an amount determined by the application of a formula adopted for such purpose by resolution of the Trustees; provided that ~~(a) such amount~~ <(a) the amount received by the Holder upon any such decrease or Redemption> shall not exceed the ~~reduction~~ <decrease> in ~~a~~ <the> Holder's Book Capital Account <balance> effected by such decrease or ~~withdrawal~~ <Redemption> of its Interest<,> and ~~(b) if~~<(b) if> so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting <any> such decrease or ~~withdrawal~~ < Redemption>, at such rates as the Trustees may establish, and may, at any time and from time to time, suspend such right of decrease or ~~withdrawal~~ <Redemption>. The procedures for effecting decreases or ~~withdrawals~~ <Redemptions> shall be as determined by the Trustees from time to time.

       <The Trustees may, in their discretion, require the Trust to redeem the Interest of any Holder for any reason at any time. The Redemption shall be affected in the manner described above in this Article VII.>

ARTICLE VIII
<DETERMINATION OF BOOK CAPITAL ACCOUNT
BALANCES AND DISTRIBUTIONS>

       8.1.       Book Capital Account Balances. The Book Capital Account ~~balances~~ <balance> of Holders ~~of the Trust~~ <with respect to a particular Series> shall be determined ~~daily~~ <on such days and> at such time or times as the Trustees may determine. The Trustees shall adopt resolutions setting forth the method ~~o~~ <of> determining the Book Capital Account ~~balances for~~ <balance of> each Holder. The power and duty to make calculations pursuant to such resolutions may be delegated by the Trustees to the ~~Investment Adviser, Administrator~~ <investment adviser or administrator>, custodian, or such other ~~person~~ <Person> as the Trustees may determine. <Upon the Redemption of an Interest, the Holder of that Interest shall be entitled to receive the balance of its Book Capital Account. A Holder may transfer its Book Capital Account balance only with the prior written consent of the Trustees, which consent may be granted or withheld in the Trustees; sole discretion.

       8.2.       Allocations and> ~~8.2.~~  Distributions ~~and Allocations~~ to Holders. The Trustees shall, in compliance with the ~~regulations promulgated under applicable provisions of the Internal Revenue Code of 1986, as amended (herein the "Code"), agree to (i) the daily~~ <Code, the 1940 Act and generally accepted accounting principles, establish the procedures by which the Trust shall make with respect to each Series (i) the> allocation of ~~income or loss~~ <unrealized gains and losses, taxable income and tax loss, and profit and loss, or any item or items thereof,> to each Holder ~~of the Trust, (ii) the~~<, (ii) the> payment of distributions<, if any,> to Holders<,> and ~~(iii) upon~~<(iii) upon> liquidation, the final distribution of items of taxable income and expense. Such ~~agreement~~ < procedures> shall be set forth in ~~written instructions directed~~ <writing and be furnished> to the Trust's accountants ~~specifying the method by which the Trust will comply with the Code~~. The Trustees may amend the ~~instructions~~ <procedures> adopted pursuant to this ~~Section 8.2~~ <Section 8.2> from time to time ~~to the extent necessary to comply with the Code or any regulations promulgated thereunder~~ . The Trustees may ~~always~~ retain from the net profits <of each Series> such amount as they may deem necessary to pay the ~~debts or~~ <liabilities and> expenses of ~~the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.~~ <that Series.>

       8.3.       Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this ~~Article VIII~~ <Article VIII> , the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the net income and net assets of the Trust <and of each Series>, the allocation of income <of the Trust and of each Series, the Book Capital Account balance of each Holder,> or the payment of distributions to the Holders ~~of the Trust~~ as they may deem necessary or desirable to enable the Trust <or a Series> to comply with any provision of the ~~1940 Act, any rule or regulation thereunder, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified.~~ <1940 Act.>

ARTICLE IX

~~9.1. Meetings of Holders. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Interests of the Trust, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of New York on such day and at such time as the Trustees shall designate. Holders of one-third of the Interests of the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Interests of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust requires a greater number of affirmative votes.~~

~~9.2. Notice of Meetings. Notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Holder, at his registered address, mailed at least 10 days and not more than 60 days before the meeting. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.~~

~~9.3. Record Date for Meetings. For the purpose of determining the Holders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the Persons to be treated as Holders of record for such purposes.~~

~~9.4. Proxies. etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust. When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of its Interest, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.~~

~~9.5. Reports. The Trustees shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually interim reports containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.~~

~~9.6. Inspection of Records. The records of the Trust shall be open to inspection by Holders during normal business hours for any purpose not harmful to the Trust.~~

~~9.7 Holder Action by Written Consent. Any action which may be taken by Holders may be taken without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents are filed with the records of the meetings of Holders. Such consent shall be treated for all purposes as a vote taken at a meeting of Holders.~~

~~ARTICLE X~~

~~Duration; Termination of Trust;~~
   ~~Amendment; Mergers; Etc.~~

~~10.1. Duration. Subject to possible termination or dissolution in accordance with the provisions of Sections 10.2 and 10.3 respectively, the Trust created hereby shall continue until the expiration of 20 years after the death of the last survivor of the initial Trustees named herein and the following named persons:~~

~~Date of~~

~~Name Address  Birth~~

~~Amanda Jehan Sher Coolidge 236 West Newton Street August 16, 1989~~
~~Boston, MA 02116~~

~~David Cornelius Johnson 752 West End Avenue, Apt. lOJ May 2, 1989~~
~~New York, NY 10025~~

~~Conner Leahy McCabe 100 Parkway 'Road, Apt. 3C February 22, 1989~~
~~Bronxville, NY 10708~~

~~Andrea Hellegers 530 E. 84th St., 5H December 22, 1988~~
~~New York, NY 10028~~

~~Emilie Blair Ruble 30 Fifth Avenue, Apt. 11F February 24, 1989~~
~~New York, NY 10011~~

~~Brian Patrick Lyons 152-48 Jewel Avenue January 20, 1989 F~~
~~lushing, NY 11367~~

~~Caroline Bolger Cima 11 Beechwood Lane December 23, 1988~~
~~Scarsdale, NY 10583~~

~~10.2. Termination of Trust.~~

~~(a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests of the Trust at any meeting of the Holders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, or (ii) by the Trustees by written notice to the Holders. Upon any such termination,~~

~~(i) The Trust shall carry on no business except for the purpose of winding up its affairs.~~

~~(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts~~

<DURATION; TERMINATION OF TRUST;
AMENDMENT; MERGERS, ETC.

       Section 9.1. Duration. The Trust shall continue until the expiration of 20 years after the death of the last survivor of the initial Trustees named herein but subject to the provisions of this Article IX.

       Section 9.2. Termination. (a) The Trust may be terminated at any time by the affirmative vote of the Holders of not less than two-thirds of the voting power of all outstanding Interests. Any Series may be terminated at any time (i) by the affirmative vote of the Holders in that Series, or (ii) by the Trustees by written notice to the Holders of that Series. Upon the termination of the Trust or any series of the Trust:

       (i)       The Trust or Series of the Trust shall carry on no business except for the purpose of winding up its affairs;

       (ii)       The Trustees shall proceed to wind up the affairs of the Trust or Series of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust or Series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series> of the Trust, collect its assets, sell, convey, assign, exchange, <transfer> or otherwise dispose of all or any part of the remaining Trust Property <or Trust Property of the Series> to one or more ~~persons~~ <Persons> at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; ~~provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all the Trust Property shall require approval of the principal terms of the transaction~~ and ~~the nature and amount of the consideration by the vote of Holders holding more than 50% of the total Interests entitled to vote.~~

       (iii)       After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements~~,~~  as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property <or Trust Property of the Series>, in cash or in kind or partly ~~each~~ <in cash and partly in kind>, among the Holders <of the Trust or the Series> according to their respective rights.

       (b)       ~~Upon~~ <After> termination of the Trust <or Series> and distribution to the Holders <of the Trust or Series> as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination~~. Upon termination of the Trust,~~ <, and> the Trustees shall thereupon be discharged from all further liabilities and duties hereunder <with respect to the Trust or Series>, and the rights and interests of all Holders <of the Trust or Series> shall thereupon cease.

~~10.3. Dissolution. Upon the bankruptcy of~~

       <Section 9.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without> any ~~Holder, the Trust shall be dissolved effective 120 days after such bankruptcy. Upon any such dissolution, the Holders may, by an affirmative~~ vote of Holders ~~of not less than two-thirds of the Interests~~<, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Holder vote, amend the Declaration to designate or redesignate Series, to change the name or principal office> of the Trust ~~at any meeting of the Holders or by an instrument in writing without a meeting signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests~~, ~~agree to continue the business of the Trust despite its prior dissolution.~~

 ~~(a) This Declaration may be amended by the vote of Holders holding more than 50% of the total Interests entitled to vote or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the vote of Holders holding more than 50% of the total Interests entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Holders~~ to change the ~~name of the Trust~~ <Governing Jurisdiction>, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or <if they deem it necessary or advisable,> to conform ~~this~~ <the> Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of~~ <law, including the 1940 Act and> the ~~applicable provisions of the Internal Revenue~~ Code ~~of 1986, as amended~~, but the Trustees shall not be liable for failing <to do so. Holders shall have the right to vote on (i) any> ~~so to do.~~

~~(b) No~~ amendment ~~may be made, under~~ <to this> Section ~~10.4 (a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent~~ <9.3(a); (ii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Holders; and (iii) any amendment submitted to them by the Trustees. Any amendment on which Holders have the right to vote shall require a Majority Interests Vote> of the Holders of ~~two-thirds~~ <the Trust, or the written consent, without a meeting, of the Holders of Interests representing not less than a majority of the voting power> of the Interests of the Trust. < Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Holders would affect only the interest of Holders of a particular Series, then only Holders of such Series shall be entitled to vote thereon, and no vote of Holders of any other Series shall be required.

       (b)       Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Holders, former Holders, Trustees, Trustees Emeritus, officers, employees and agents of the Trust. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

       (c)       A certificate>~~(c) A certification in recordable form~~ signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders <(if applicable)> or by the Trustees as aforesaid or a copy of the Declaration, as amended, ~~in recordable form,~~ and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

       <(d)>       Notwithstanding any other provision hereof, until such time as Interests <in a particular Series> are first ~~sold, this~~ <issued the> Declaration may be terminated or amended in any respect <as to that Series, and as to any Series in which Interests are not outstanding,> by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

       <Section 9.4.> Merger~~.~~<,> Consolidation and Sale of Assets. ~~The~~ <Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the> Trust~~,~~ or any ~~series~~ <Series> thereof~~,~~ may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of ~~its property,~~ <the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series of the Trust)> including its good will, upon such terms and conditions and for such consideration when and as authorized <(a)> at any meeting of Holders called for ~~the~~ <such> purpose by ~~the affirmative vote of the Holders of not less than two-thirds of the Interests~~ <a Majority Interests Vote of all Series> of the Trust~~, or by an instrument or instruments in writing~~ <voting as a single class if the entire Trust is merging, consolidating or disposing of assets, or by a Majority Interests Vote of the particular Series if the entire Series is merging, consolidating or disposing of assets, or (b) by the written consent,> without a meeting, ~~consented to by~~ <of> the Holders of ~~not less than two-thirds of such~~ <Interests representing a majority of the voting power of the outstanding> Interests~~, and any~~  <of all Series of the Trust voting as a single class, or of the particular Series as described above. Any> such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the ~~State of New York.~~ <Governing Jurisdiction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Holders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues Interests in one or more Series in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.>

~~10.6. Incorporation. Upon a Majority Interests Vote, the Trustees may~~

       <Section 9.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Holders,> cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction<,> or any other trust <or series or class of a trust, unit investment trust>, partnership, <limited liability company,> association or other organization to ~~take over~~ <acquire> all <or a portion> of the Trust Property <(or all or a portion of the Trust Property allocated or belonging to a particular Series)> or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer ~~the~~ <such> Trust Property to any such corporation, trust <or series or class of a trust, partnership, limited liability company>, association or organization in exchange for the ~~equity interests~~ <shares or securities> thereof or otherwise, and to lend money to, subscribe for the ~~equity interests~~ <shares or securities> of, and enter into any contracts with any such corporation, trust, partnership,  ~~association or organization, or any corporation, partnership, trust,~~ association or organization in which the Trust holds or is about to acquire ~~equity interests~~ <shares or any other interest>. The Trustees may also<, without the vote or consent of Holders,> cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust <(or Series thereof)>, partnership, association or other organization if and to the extent permitted by law~~, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the~~ <. The Trustees shall provide written notice to affected> Holders ~~for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.~~ <of each transaction pursuant to this Section 9.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.>

ARTICLE ~~XI~~ <X>

<MISCELLANEOUS>

       <Section 10.1>. Certificate of Designation; Agent for Service of Process. ~~The~~ <If required by law of the Governing Jurisdiction, the> Trust shall file, ~~in the Department of State of New York~~ <with the applicable authorities in the Governing Jurisdiction>, a certificate, in the <name of the> Trust ~~name~~ and ~~signed~~ <executed> by an officer of the Trust, designating the Secretary of ~~the State of New York~~ <State or other applicable official of the Governing Jurisdiction> as an agent upon whom process in any action or proceeding against the Trust <or any Series> may be served.

       <Section 10.2. Tax Status; Tax Matters Partner. It is intended that the Trust (or, if multiple Series are established, each Series) be treated as a partnership for federal income tax and New York tax purposes. The Trustees shall have the power to take all actions and to execute all forms and other documents that they determine, in their sole discretion, to be necessary to achieve such treatment, and the Trustees shall severally have the delegable authority on behalf of the Trust (or, as applicable, a Series) to sign any and all tax forms for that purpose. The Trustees shall annually designate for the Trust (or, if multiple Series are established, for each Series) a "Tax Matters Partner" under Section 6231(a)(7) of the Code, and for this purpose the Trustees shall have the right to allow an entity or person to purchase Interests in the Trust (or Series) to enable such entity or person to serve as Tax Matters Partner for the Trust (or Series), provided any Tax Matters Partner so designated shall continue to hold such office and all related authorities until a successor Tax Matters Partner is designated. The Tax Matters Partner shall be entitled to take such actions on behalf of the Trust (or Series), in any and all proceedings with the Internal Revenue Service, as the Tax Matters Partner determines to be necessary, convenient or advisable. The Tax Matters Partner shall be entitled to be paid by the Trust a reasonable fee for services rendered in connection with any tax proceeding, to be reimbursed by the Trust for all out-of-pocket costs and expenses incurred in connection with such a proceeding, and to be indemnified by the Trust (solely out of Trust assets) with respect to any action brought against the Tax Matters Partner in connection with the settlement of such a proceeding.

       Section 10.3> ~~11.2~~. Governing Law. ~~This Declaration is executed by the Trustees and delivered in the State of New York and with reference to the laws thereof, and the~~  <The> rights of all parties <under this Declaration> and the validity and construction of every provision hereof shall be subject to and construed according to the laws of the ~~State of New York~~ <Governing Jurisdiction,> and reference shall be specifically made to the trust law of the ~~State of New York~~ <Governing Jurisdiction> as to the construction of matters not specifically covered herein or as to which ~~an~~ <any> ; ambiguity exists.

       <Section 10.4.> Counterparts. ~~This~~ <The> Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

       <Section 10.5>. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the ~~Trusts or of any recording office in which this Declaration may be recorded~~ <Trust>, appears to be ~~a~~ <an officer or> Trustee hereunder, certifying to: ~~(a)~~<(i)> the number or identity of Trustees or Holders, ~~(b)~~<(ii)> the due authorization of the execution of any instrument or writing, ~~(c)~~<(iii)> the form of any vote passed at a meeting of Trustees or Holders, ~~(d)~~<(iv)> the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~ <the> Declaration, ~~(e)~~<(v)> the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or ~~(f)~~<(vi)> the existence of any fact or facts which in any manner ~~relate~~ <relates> to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any ~~person~~ <Person> dealing with the Trustees and their successors.

       <Section 10.6>. Provisions in Conflict ~~With~~ <with> Law or Regulations.

       (a)       The provisions of ~~this~~ <the> Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, <the Code> or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of ~~his~~ <the> Declaration; provided~~,~~ however, that such determination shall not affect any of the remaining provisions of ~~this~~ <the> Declaration or render invalid or improper any action taken or omitted prior to such determination.

       (b)       If any provision of ~~this~~ <the> Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of ~~this~~ <the> Declaration in any jurisdiction.

       IN WITNESS WHEREOF, the undersigned have ~~caused these presents to be~~ executed <this instrument> as of the ~~day and year first above written.~~<    day of         ,     .>

~~___________________________________ __________~~

~~<[Trustee Signature Lines]>~~

~~Trustee Date~~

~~<Appendix A>~~

~~Domini Social Index Portfolio>~~

~~Exhibit D~~

~~FORM OF~~

       ~~<SECOND> AMENDED AND RESTATED~~
~~DISTRIBUTION PLAN~~

       ~~<SECOND> AMENDED AND RESTATED DISTRIBUTION PLAN, dated as of May 1, 1990, and amended and restated as of January 14, 2000, <and further amended and restated as of ____________, 2001> of Domini Social Investment Trust (formerly, "Domini Social Equity Fund"), a Massachusetts business trust (the "Trust").~~

~~W I T N E S S E T H:~~

       ~~WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "1940 Act");~~

       ~~WHEREAS, the Trust's shares of beneficial interests ("Shares") are divided into separate series representing interests in separate securities and other assets;~~

       ~~WHEREAS, the Trust has adopted a <an amended and restated> distribution plan in accordance with Rule 12b-1 under the 1940 Act ("Rule 12b-1") with respect to its series designated Domini Social Equity Fund <and Domini Social Bond Fund> (the "Original Plan") and desires to adopt this <Second> Amended and Restated Distribution Plan (the "Plan") to amend and restate the Original Plan in its entirety in order to provide that its provisions apply <the fee described under Section 3(b) of the Original Plan can be paid with respect> to the Domini Social Equity Fund, <as well as with respect to> the Domini Social Bond Fund and each other series of the Trust that adopts this Plan as provided herein (the "Series"); and~~

       ~~WHEREAS, the Trust desires to enter <has entered> into an amended and restated distribution agreement (in such form as may from time to time be approved by the Board of Trustees of the Trust in the manner specified in Rule 12b-1) (the "Distribution Agreement"), whereby the Distributor named in the Distribution Agreement (the "Distributor") will provide <provides> facilities and personnel and render <renders> services to the Trust in connection with the offering and distribution of the Shares;~~

       ~~WHEREAS, the Board of Trustees, in considering whether the Trust should adopt and implement this Plan, has evaluated such information as it deemed necessary to an informed determination as to whether this Plan should be adopted and implemented and has considered such pertinent factors it deemed necessary to form the basis for a decision to use assets of the Trust for such purposes, and has determined that there is a reasonable likelihood that the adoption and implementation of this Plan will benefit the Trust and its shareholders.~~

       ~~NOW, THEREFORE, the Board of Trustees hereby adopts this Plan for the Trust as a plan for distribution in accordance with Rule 12b-1, on the following terms and conditions, and hereby amends and restates the Original Plan as follows:~~

       ~~1.       As specified in the Distribution Agreement, the Distributor shall provide facilities, personnel and a program with respect to the offering and sale of Shares.~~

       ~~2.       The Distributor shall, subject to paragraph 3 below, bear all distribution-related expenses in connection with the services described in paragraph 1, including without limitation, the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment.~~

       ~~3.       (a)       As consideration for all services performed, the Trust may pay the Distributor a fee at an annual rate not to exceed 0.25% of the average daily net assets of each Series for its then-current fiscal year in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of Shares of that Series such as payments to broker-dealers, banks and<,> investment advisers <and other intermediaries> who advise shareholders regarding the purchase, sale or retention of Shares of the Trust, compensation of employees <and related overhead> of the Distributor, advertising<, marketing and research> expenses and the expenses of printing (excluding typesetting) and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses.~~

              ~~(b)       With respect to any Series other than Domini Social Equity Fund, the <The> Trust may pay the Distributor a fee, in addition to the fee provided in paragraph (a) above, at an annual rate which, when added to the amount received by the Distributor with respect to such <any> Series under paragraph (a) above, will not exceed 0.25% of the average daily net assets of that Series for its then-current fiscal year, as compensation for distribution services provided by the Distributor in connection with the sale of Shares of that Series.~~

       ~~4.       The Trust shall pay all fees and expenses of any independent auditor, legal counsel, administrator, transfer agent, custodian, shareholder servicing agent, registrar or dividend disbursing agent of each Series, expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements reports to governmental officers and commissions and to shareholders of each Series; expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; expenses of calculating the net asset value of Shares; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of Shares.~~

       ~~<It is recognized that the sponsor, manager or investment adviser to a Series may, from time to time, use its sponsorship, management or advisory fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the Shares of the Series, and further that any Distributor, shareholder servicing agent or service agent may use its past profits or its resources from any other source, to make payments with respect to the distribution of the Shares of a Series, and any such payments by such <sponsor,> manager, investment adviser, Distributor, shareholder servicing agent or service agent shall not constitute expenditures made pursuant to this Plan and shall not be subject to the limitation set forth in paragraph 3 above. Notwithstanding the foregoing, to the extent that any payments made by a Series to any sponsor, manager or investment adviser or any affiliate thereof, including payments made from such sponsor's, manager's or adviser's sponsorship, management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares of such Series within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitation set forth in paragraph 3 above.>~~

       ~~5.       Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Trustees of the responsibility for and control of the conduct of the affairs of the Trust.~~

       ~~6.       The Original Plan having been approved with respect to the <This Plan shall become effective as to each> Series of the Trust designated Domini Social Equity Fund <upon (a) approval> by a vote of at least a "majority of the outstanding voting securities" of that Series<,> and <(b) approval> by a vote of the Board of Trustees and vote <of> a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Trustees"), this Plan shall become effective as to Domini Social Equity Fund upon approval by a vote of the Board of Trustees and vote of a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on this Plan.~~

~~7. This Plan shall become effective as to each Series of the Trust other than Domini Social Equity Fund upon (a) approval by a vote of at least a "majority of the outstanding voting securities" of that Series, and (b) approval by a vote of the Board of Trustees and vote of a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on this Plan.~~

~~8~~
       ~~<7>.       This Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on continuance of this Plan. If such annual approval is not obtained with respect to a Series, this Plan shall expire as to that Series on the date which is 15 months after the date of the last approval.~~

~~9~~
       ~~<8>.       This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the amount to be spent for the services described herein shall be effective only upon approval by a vote of a "majority of the outstanding voting securities" of each applicable Series, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of the Board of Trustees and a majority of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. This Plan may be terminated at any time with respect to any Series by vote of a majority of the Qualified Trustees or by a vote of a "majority of the outstanding voting securities" of the applicable Series.~~

~~10~~
       ~~<9>.       The Trust and the Distributor each shall provide the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.~~

~~11~~
       ~~<10>.       While this Plan is in effect, the selection and nomination of Qualified Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.~~

~~12~~
       ~~<11>.       For the purposes of this Plan, the terms "interested persons" and "majority of the outstanding voting securities" are used as defined in the 1940 Act. In addition, for purposes of determining the fees payable to the Distributor, the value of a Series' net assets shall be computed in the manner specified in the Trust's then-current prospectus with respect to that Series for computation of the net asset value of the Shares of that Series.~~

~~13~~
       ~~<12>.       The Trust shall preserve copies of this Plan, and each agreement related hereto and each report referred to in paragraph 10 hereof (collectively, the "Records") for a period of six years from end of the fiscal year in which such Record was made and each such Record shall be kept in an easily accessible place for the first two years of said record-keeping.~~

~~14~~
       ~~<13>.       This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.~~

~~15~~
       ~~<14>.       If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.~~

~~Exhibit E~~

~~< CURRENT AND PROPOSED FUNDAMENTAL POLICIES~~
~~FOR THE~~
~~DOMINI SOCIAL EQUITY FUND~~
~~AND THE~~
~~DOMINI SOCIAL INDEX PORTFOLIO>~~

~~Current Fundamental Policies of the Equity Fund and the Portfolio:~~	~~Proposed Fundamental Policies of the Equity Fund and the Portfolio:~~

~~<A.       How Assets are Invested.> Each of the Equity Fund and the Portfolio will invest all of its investable assets (either directly or, in the case of the Equity Fund, through the Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini 400 Social IndexSM, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities.~~

~~Each of the Equity Fund and the Portfolio will invest all of its investable assets (either directly or, in the case of the Equity Fund, through the Portfolio) in (i) securities and instruments that meet social criteria and (ii) cash.<, (ii) one or more investment companies that apply social criteria in selecting securities and instruments, (iii) cash, and (iv) any combination of the foregoing.>~~
 ~~<~~

~~B.       Lending.> Neither the Equity Fund nor the Portfolio may make loans to other persons except (a) through the lending of securities held by either the Equity Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days.~~

~~Neither the Equity Fund nor the Portfolio may make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.~~

~~<C.       Borrowing.> Neither the Equity Fund nor the Portfolio may borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Equity Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Equity Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Equity Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Equity Fund or the Portfolio, respectively, take in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities).~~

~~Neither the Equity Fund nor the Portfolio may borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.~~

~~<D.       Concentration.> Neither the Equity Fund nor the Portfolio may invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini 400 Social IndexSM, in which case the Portfolio or the Equity Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Equity Fund may invest all of its assets in the Portfolio.~~

~~Neither the Equity Fund nor the Portfolio may invest more than 25% of its assets in any one industry except that (i) all or any portion of the assets of the Equity Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and~~
~~(ii) positions in futures contracts shall not be subject to this restriction and (iii) if an investment objective or strategy of the Equity Fund or the Portfolio is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Equity Fund or the Portfolio as applicable, may invest more than 25% of its assets in that industry.~~

~~<E.       Real Estate, Oil, Gas, Mineral Leases and Commodities.> Neither the Equity Fund nor the Portfolio may purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Equity Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Equity Fund or the Portfolio).~~

~~Neither the Equity Fund nor the Portfolio may purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the foregoing shall not be deemed to preclude the Equity Fund or the Portfolio from purchasing or selling futures contracts or options thereon, and<(>each of the Equity Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Equity Fund or the Portfolio, as applicable).~~

~~Neither the Equity Fund nor the Portfolio may purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Equity Fund or the Portfolio from purchasing or selling futures contracts or options thereon).~~

~~<F.       Diversification.> Neither the Equity Fund nor the Portfolio may as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Equity Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Equity Fund may invest all or any portion of its assets in the Portfolio.~~

~~It is proposed that this fundamental policy be eliminated. <The Trustees of the Equity Fund and the Portfolio will instead adopt the following non-fundamental policies (which can be amended or removed by the Trustees without shareholder or investor approval):~~

~~Neither the Equity Fund nor the Portfolio may, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Equity Fund's or the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the (i) United States, (ii) any state or political subdivision thereof, (iii) any political subdivision of any such state, or (iv) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each of the Equity Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and exemptive orders granted under such Act.~~

~~Neither the Equity Fund nor the Portfolio may, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Equity Fund or the Portfolio, provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) each of the Equity Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and exemptive orders granted under such Act.>~~

~~It is proposed that this fundamental policy be eliminated.~~

~~* 48 Neither the Equity Fund nor the Portfolio may purchase any security or evidence of interest therein on margin, except that either the Equity Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Equity Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options.~~

~~* 49 Neither the Equity Fund nor the Portfolio may write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities.~~

~~It is proposed that this fundamental policy be eliminated.~~
~~* 50 Neither the Equity Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open the Equity Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Equity Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time.~~

~~It is proposed that this fundamental policy be eliminated.~~
~~<G.       Illiquid Securities.> Neither the Equity Fund nor the Portfolio may invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Equity Fund may invest all or any portion of its assets in the Portfolio.~~

~~It is proposed that this fundamental policy be removed <eliminated>. The Trustees of the Equity Fund and the Portfolio will instead adopt a nonfundamental policy (which can be amended or removed by the Trustees without shareholder <or investor> approval) stating that not more than 15% of the net assets of the Equity Fund or the Portfolio, as applicable, will be invested in illiquid securities, except that <each of> the Equity Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.~~

~~<H.       Underwriting Securities.> Neither the Equity Fund nor the Portfolio may underwrite securities issued by other persons, except that the Equity Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Equity Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.~~

~~Neither the Equity Fund nor the Portfolio may underwrite securities issued by other persons, except that all or any portion of the assets of the Equity Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as either the Equity Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a security.~~

~~<I.       Senior Securities.> Neither the Equity Fund nor the Portfolio may issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating the third fundamental restriction listed in this Exhibit E.~~

~~Neither the Equity Fund nor the Portfolio may issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.~~

~~<** 48> <J.       Purchasing Securities on Margin.> Neither the Equity Fund nor the Portfolio may purchase any security or evidence of interest therein on margin, except that either the Equity Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Equity Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options.~~
~~<~~

~~It is proposed that this fundamental policy be eliminated.~~

~~> Exhibit F~~
~~<** 49> <K.       Writing Put or Call Options.> Neither the Equity Fund nor the Portfolio may write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities.~~

~~<~~

~~It is proposed that this fundamental policy be eliminated.~~

~~>~~
~~<** 50> <L.       Short Sales.> Neither the Equity Fund nor the Portfolio may make short sales of securities or maintain a short position, unless at all times when a short position is open the Equity Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Equity Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time.~~

~~<~~

~~It is proposed that this fundamental policy be eliminated.~~

~~Exhibit F>~~

       ~~It is proposed that the following fundamental policies of the Bond Fund be eliminated:~~

  ~~The Bond Fund may not purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Bond Fund more than 10% of the voting securities of such issuer to be held by the Bond Fund; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Bond Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.~~
  ~~The Bond Fund may not purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Bond Fund's total assets more than 5% of the Bond Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Bond Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.~~

~~<and replaced with the following non-fundamental policies:~~

  ~~The Bond Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Bond Fund, provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Bond Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and exemptive orders granted under such Act~~
  ~~The Bond Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Bond Fund's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the (i) United States, (ii) any state or political subdivision thereof, (iii) any political subdivision of any such state, or (iv) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Bond Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and exemptive orders granted under such Act.>~~

~~DOMINI SOCIAL EQUITY FUND~~
~~DOMINI SOCIAL BOND FUND~~

~~Voting Information~~

~~The enclosed proxy statement discusses important issues affecting your investment in the Domini Social Equity Fund and/or the Domini Social Bond Fund. To make voting faster and more convenient for you, we're offering the options of voting on the Internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the Internet or by telephone, do not mail the proxy card.~~

~~However you choose to vote, it is important that you vote to save the expense of additional solicitations.~~

~~Ways To Vote:~~

~~• To vote on the Internet~~
~~1. Read the proxy statement.~~
~~2. Go to [website] <www.proxyvote.com>.~~
~~3. Enter the control number on your proxy card.~~
~~4. Follow the instructions on the website.~~

~~• To vote by telephone~~
~~1. Read the proxy statement.~~
~~2. Call toll-free [telephone number] <1-800-690-6903>.~~
~~3. Enter the control number on your proxy card.~~
~~4. Follow the recorded instructions.~~

~~• To vote by mail~~
~~1. Read the proxy statement.~~
~~2. Check the appropriate boxes on the proxy card.~~
~~3. Return the proxy card in the envelope provided.~~

~~If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.~~

~~PROXY~~

~~DOMINI SOCIAL EQUITY FUND~~
~~DOMINI SOCIAL BOND FUND~~

~~PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS~~
~~TO BE HELD MAY 7 <14>, 2001~~

~~The undersigned, revoking prior proxies, hereby appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser and David P. Wieder, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Domini Social Equity Fund and the Domini Social Bond Fund to be held at Bingham Dana LLP, 150 Federal Street, 16th Floor, Boston, Massachusetts, on May 7, <14,> 2001, or at any adjournment thereof, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.~~

~~When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" the nominees and "FOR" Proposals 1 <2>, 3, 4, 5, 6 and 7. The proxy will be voted in accordance with the holder's best judgment as to any other matters.~~

~~______________________________________________________________________________~~

~~Please vote and sign on reverse side and return promptly in enclosed envelope.~~

~~______________________________________________________________________________~~

~~Please sign this proxy exactly as your name or names appear on the reverse side of this card. Joint owners should each sign personally <Either owner of a joint account may sign the proxy>. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.~~

~~______________________________________________________________________________~~

~~[X]~~	~~Please mark votes as in this example~~

~~Domini Social Equity Fund~~
~~Domini Social Bond Fund~~

~~To elect a Board of Trustees.~~	~~FOR ALL NOMINEES~~	~~WITHHOLD~~	~~FOR ALL EXCEPT~~
	~~[ ]~~	~~[ ]~~	~~[ ]~~
~~Nominees: <~~
~~(01) Amy L. Domini (02) Julia Elizabeth Harris> <(03)> Kirsten S. Moy <(04)> William C. Osborn <(05) Karen Paul> <(06)> Gregory A. Ratliff <(07)> Frederick C. Williamson, Sr.~~

~~<To withhold authority to vote for a particular nominee, mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) you do not wish to vote for on the line below.~~

~~_______________________________________~~

~~2~~	~~Shareholders of the Domini Social Equity Fund only: To approve a Submanagement Agreement with SSgA Funds Management, Inc.~~	~~FOR [ ]~~	~~AGAINST [ ]~~	~~ABSTAIN <[ ]~~

~~<3. A.~~	~~To authorize the Trustees to adopt a new Declaration of Trust for the Funds.>~~	~~FOR [ ]~~	~~AGAINST [ ]~~	~~ABSTAIN <[ ]~~

~~> B.~~	~~Shareholders of the Domini Social Equity Fund only: To authorize the Trustees to approve a new Declaration of Trust for the Portfolio.~~	~~FOR [ ]~~	~~AGAINST [ ]~~	~~ABSTAIN <** 58> [ ]~~

~~4.~~	~~To approve an amended Distribution Plan for your Fund.~~	~~FOR [ ]~~	~~AGAINST [ ]~~	~~ABSTAIN [ ]~~

~~5.~~	~~Shareholders of the Domini Social Equity Fund only: To approve changes to and the elimination of certain fundamental investment policies of your Fund.~~	~~FOR * 58 [ ] <(Except as Marked) [ ]~~	~~> AGAINST [ ]~~	~~ABSTAIN [ ]~~
~~<~~

~~_____________________~~
~~To vote against a particular proposed change or elimination, mark the "FOR ALL (Except as Marked)" box and write the letter of each policy you do not wish to vote for on the line above.~~

~~A.       How Assets are Invested~~
~~B.       Lending~~
~~C.       Borrowing~~
~~D.       Concentration~~
~~E.       Real Estate, Oil, Gas,~~
          ~~Mineral Leases and Commodities.~~
~~F.       Diversification~~
~~G.       Illiquid Securities~~
~~H.       Underwriting Securities~~
~~I.       Senior Securities~~
~~J.       Purchasing Securities on Margin~~
~~K.       Writing Put or Call Options~~
~~L.       Engaging in Short Sales~~

~~>~~
~~6.~~	~~Shareholders of the Domini Social Bond Fund only: To approve the elimination of certain fundamental investment policies of your Fund.~~	~~FOR [ ]~~	~~AGAINST [ ]~~	~~ABSTAIN [ ]~~

~~7.~~	~~To approve the selection of KPMG LLP as independent certified accountants.~~	~~FOR [ ]~~	~~AGAINST [ ]~~	~~ABSTAIN [ ]~~

~~Please be sure to sign and date this proxy.~~	~~Date:~~

~~_____________________________              ______________________________~~
~~Shareholder Sign Here~~	~~Co-owner Sign Here~~

~~Record Date Shares:~~

~~______________________________________________________________________________~~